AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 18, 2016.

Securities Act File No. 033-79708

Investment Company Act File No. 811-08542

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

Pre-Effective Amendment No.	| |
Post-Effective Amendment No. 76	|X|

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|

Amendment No. 78	|X|

THE SARATOGA ADVANTAGE TRUST

(a Delaware business trust)

(Exact Name of Registrant as Specified in Charter)

1616 N. LITCHFIELD ROAD, SUITE 165

GOODYEAR, ARIZONA 85395

(Address of Principal Executive Offices)(Zip Code)

(623) 266-4567

(Registrant's Telephone Number, Including Area Code)

STUART M. STRAUSS, ESQ.

DECHERT LLP
1095 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036-6797

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

X	immediately upon filing pursuant to paragraph (b) of Rule 485.
On [date] pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1) of Rule 485.
75 days after filing pursuant to paragraph (a)(2) of Rule 485.
on [date] pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS DATED JULY 18, 2016

T H E S A R A T O G A A D V A N T A G E T R U S T

JAMES ALPHA HEDGED HIGH INCOME PORTFOLIO

CLASS I SHARES (Ticker: INCIX)

CLASS A SHARES (Ticker: INCAX)

CLASS C SHARES (Ticker: INCCX)

The SARATOGA ADVANTAGE TRUST (the “Trust”) is a mutual fund company. The James Alpha Hedged High Income Portfolio (the “Portfolio”) is managed by James Alpha Advisors, LLC (the “Manager”). Shares of the Portfolio are available to investors and advisory services.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

PORTFOLIO SUMMARY

Investment Objectives: The primary investment objective of the James Alpha Hedged High Income Portfolio (the “Portfolio”) is to seek to provide high current income. The Portfolio’s secondary investment objective is to seek capital preservation, with the potential for capital appreciation.

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Shareholder Fees	Class A	Class I	Class C
Maximum Sales Charge on Purchases of Shares (as a % of offering price)	5.75%	NONE	NONE
Sales Charge on Reinvested Dividends (as a % of offering price)	NONE	NONE	NONE
Maximum Contingent Deferred Sales Charge (as a % of offering price)	NONE(1)	NONE	1.00% (2)
Redemption Fee on Shares Held 30 days or Less (as a % of amount redeemed) (3)	2.00%	2.00%	2.00%
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.70%	1.70%	1.70%
Distribution and/or Service Rule 12b-1 Fees	0.40%	NONE	1.00%
Other Expenses(4)	0.97%	0.97%	0.97%
Total Annual Portfolio Operating Expenses (before Expense Reduction/ Reimbursement)	3.07%	2.67%	3.67%
Expense Reduction/ Reimbursement	(0.68)%	(0.68)%	(0.68)%
Total Annual Portfolio Operating Expenses (after Expense Reduction/ Reimbursement) (5)	2.39%	1.99%	2.99%
(1)	Purchases of $1 million or more by certain investors are not subject to any sales load at the time of purchase, but a 1.00% contingent deferred sales charge applies on amounts redeemed within one year of purchases. (See “Shareholder Information” – “Class A Shares Contingent Deferred Sales Charge” section).
(2)	Only applicable to redemptions made within one year after purchase. (See “Shareholder Information” – “Class C Shares Contingent Deferred Sales Charge”).
(3)	Redemption fee applies to shares purchased after the reorganization of ALPs/Westport Resources Hedged High Income Fund (the “Predecessor Portfolio”) into the Portfolio that are redeemed within 30 days from the initial purchase date.
(4)	Other Expenses are based on estimated amounts for the current fiscal year.
(5)	Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to limit its fees and/or absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Portfolio do not exceed 2.39%, 1.99%, and 2.99% of the Portfolio’s average net assets for Class A, Class I and Class C shares, respectively, through December 31, 2017 (each an “Expense Cap”). This operating expense limitation agreement can be terminated during its term only by, or with the consent of, the Trust’s Board of Trustees. The Manager is permitted to seek reimbursement from the Portfolio, subject to limitations, for fees it waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the advisory fees were waived or the expenses were incurred; or (ii) the current Expense Cap, whichever is less.

Example. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. This example also assumes that your investment has a 5% return each year, and the Portfolio’s operating expenses remain the same and reflect the contractual expense waiver in place for the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs, if you held or sold your shares, at the end of each period would be:

IF YOU SOLD YOUR SHARES

	One Year	Three Years	Five Years	Ten Years
Class A	$803	$1,409	$2,037	$3,719
Class I	$202	$765	$1,354	$2,953
Class C	$402	$1,061	$1,840	$3,880

IF YOU HELD YOUR SHARES

	One Year	Three Years	Five Years	Ten Years
Class A	$803	$1,409	$2,037	$3,719
Class I	$202	$765	$1,354	$2,953
Class C	$302	$1,061	$1,840	$3,880

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the example, affect the Portfolio’s performance. The portfolio turnover rate for the Predecessor Portfolio’s fiscal year ended October 31, 2015 was 91% of the average value of its portfolio.

Principal Investment Strategies. The Portfolio will seek to achieve its investment objectives by investing, under normal market conditions, primarily all of its assets in fixed income and fixed income-related securities, using a combination of long-short, long-only and hedging strategies.

Fixed income securities in which the Portfolio will invest are anticipated to generally consist of U.S. and foreign fixed income and fixed income-related securities of varying maturities and credit quality, including those that are rated below investment grade at the time of purchase. These include, among others, corporate bonds and bank loans, as well as asset-backed securities and mortgage-backed securities. Fixed income-related securities include, but are not limited to, closed-end funds and derivative instruments, including options, financial futures, swaps, options on futures and swaps, and forward foreign currency contracts, that seek to provide the same or similar economic exposure as a physical investment in the above securities. The below-investment grade fixed income securities in which the Portfolio may invest are commonly referred to as “high-yield” or “junk” securities, and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. It is expected that the Portfolio will keep its average duration equal to or below three years. Hedging strategies are used by the Portfolio in an attempt to mitigate risk, by hedging against changes in the price of other securities held by the Portfolio, and may involve purchasing put options, selling debt or equity securities short or writing covered call options. Derivative instruments may also be used for currency and interest rate hedging purposes.

The Portfolio seeks to achieve its investment objectives by investing its assets in a combination of distinct investment strategies managed by different sub-advisers and, in some cases, by the Manager. The Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies. The Manager is also responsible for selecting and overseeing one or more sub-advisers to manage each investment strategy. Not all of the sub-advisers listed for the Portfolio may be actively managing assets for the Portfolio at all times. The Manager also has discretion to manage directly all or a portion of such investment strategies. The principal investment strategies that may be employed by the Portfolio include the following:

  Senior Loan Floating Rate Strategy. The senior loan floating rate strategy concentrates on investment opportunities in senior-secured and second-lien loans and bonds.
  Short Duration High Yield Strategy. The short duration high yield strategy seeks to generate uncorrelated returns through stable income and reduced volatility. The portfolio managers seek to identify short-maturity high yield bonds in smaller, less-followed companies, hedged primarily with an exchange-traded fund (“ETF”) that tracks the Russell 2000® Index, which has exhibited a strong correlation to high yield credit spreads, to attempt to further dampen volatility during market corrections. The strategy is diversified across 35–45 high yield bonds. The short position will range between 10 percent to 30 percent of the nominal value of the strategy during periods of normal market conditions and may increase to 50 percent during periods of high volatility.
  Relative Value Long/Short Debt Strategy. The relative value long/short debt strategy seeks to take advantage of perceived discrepancies in the market prices of certain fixed income securities, as well as certain convertible bond, closed-end fund, and derivative securities. The strategy is primarily focused within the corporate credit, securitized credit, and agency and non-agency mortgage-backed securities sectors. It invests in both investment and non-investment grade bonds. Proprietary research tools include credit spread analysis, which is based on, among other things, a proprietary credit default methodology, mortgage prepayment forecasting and credit option-adjusted spread analysis.

One or more of the above strategies may be achieved through investments in ETFs and other registered investment companies instead of direct investments.

The Manager’s investment process is based on a consultative four step approach:

1)	Asset Allocation – Defining objectives and constraints, determining asset classes, and determining strategic weightings based on objectives and constraints;
2)	Manager Research – Sourcing and vetting investment managers;
3)	Risk Management – Identifying, characterizing, and assessing portfolio risks, and suggesting ways to reduce risk; and
4)	Portfolio Construction – Constructing the portfolio by incorporating input from all three of the above.

Principal Investment Risks. There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio share price will fluctuate with changes in the market value of its portfolio securities. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Active Trading Risk. The Portfolio may engage in frequent trading of portfolio securities resulting in higher transaction costs, a lower return and increased tax liability.

Bank Loans Risk. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Portfolio’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Portfolio. As a result, the Portfolio may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Portfolio to lose income or principal on a particular investment, which in turn could affect the Portfolio’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Counterparty Risk. Certain derivative and “over-the-counter” instruments in which the Portfolio may invest, such as over-the-counter swaps and forwards, are subject to the risk that the other party to a contract will not fulfill its contractual obligations.

Credit Risk. The issuer of fixed income instruments in which the Portfolio invests may experience financial difficulty and be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer's credit rating.

Currency/Exchange Rate Risk. The dollar value of the Portfolio's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

Derivatives Risk. A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. The derivatives in which the Portfolio may invest include options, futures, swaps, and forward foreign currency contracts. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Portfolio’s initial investment. Many derivatives are entered into over-the-counter (not on an exchange or contract market referred to as “OTC”) and may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. The Portfolio may also lose money on a derivative if the issuer fails to pay the amount due. If a counterparty to an OTC derivative were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the amount of payments that it is contractually entitled to receive). The Portfolio may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as the Manager anticipated.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. The Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

Special Risks of Futures. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Portfolio. Even a well-conceived futures transaction may be unsuccessful due to market events.

Special Risks of Swaps. OTC swap transactions are two-party transactions and are therefore often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. OTC swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio costs and expenses and could adversely affect the Portfolio’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Special Risks of Options. If the Portfolio sells (writes) a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells (writes) a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless.

Special Risks of Forward Foreign Currency Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. The cost to the Portfolio of engaging in forward foreign currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward foreign currency contracts are usually entered into on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance. While forward foreign currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Developing Markets Securities Risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, adverse political developments and lack of timely information than those in developed countries.

ETF Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. Further, if the Portfolio invests in leveraged ETFs, the more this leverage will magnify any losses on those investments.

Foreign Securities Risk. The Portfolio's foreign investments will be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Hedging Strategy Risk. The Portfolio’s hedging strategy is designed to reduce, but not necessarily eliminate, losses resulting from volatility and market declines. Even where the hedging strategy is used successfully, the Portfolio is likely to experience some loss in value during periods of volatility and/or market declines. It is important to know that the hedging strategy may not be successful in reducing volatility or offsetting market declines, and may result in losses. Also, the hedging strategy may prevent the Portfolio from achieving higher investment returns than may be available by investing in an unhedged portfolio or a comparable mutual fund without a similar hedging strategy and the Portfolio’s use of derivatives and ETFs will increase the Portfolio’s expenses. It is possible that the hedging strategy could result in losses and/or expenses that are greater than if the Portfolio did not include the hedging strategy.

High Yield Bond Risk. High yield bonds (junk bonds) involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments.

Income Generation Risk. If the Portfolio fails to generate anticipated levels of income due to, among other factors, unanticipated market conditions or the materialization of risks associated with certain instruments described above, then such failure in turn could negatively impact the Portfolio’s ability to meet its stated investment objectives.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. These risks may be greater in the current market environment because interest rates are at historically low levels. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Investment and Market Risk. An investment in the Portfolio’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Portfolio’s common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Portfolio’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Leverage Risk. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair the Portfolio's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective. In addition to leverage resulting from borrowing or purchasing securities on margin, investments such as ETFs may include “embedded” leverage and pay a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset.

Liquidity Risk. The Portfolio may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions.

Management Risk. The investment techniques and risk analysis used by the portfolio managers for each of the Portfolio’s investment strategies may not produce the desired results. The sub-advisers’ investment styles may not always be complementary, and may be in direct conflict which could adversely affect performance. In addition, the Portfolio’s multiple investment strategies may not work to hedge general market risk if the markets in which the Portfolio invests become correlated during times of economic stress.

The Portfolio is dependent on the Manager’s skill in allocating assets among the Portfolio’s various investment strategies and in selecting the best mix of sub-advisers. The Portfolio is therefore subject to the risk that assets will be allocated to a strategy at an inopportune time and the value of your investment may decrease if the Manager’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, or sub-adviser is incorrect.

Medium and Small Capitalization Company Risk. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Portfolio to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Mortgage- and Asset-Backed Securities Risk. The Portfolio may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Securities may be prepaid at a price less than the original purchase value. The value of most mortgage- and asset-backed securities tends to vary inversely with changes in interest rates.

Risk of Investing in Other Investment Companies. To the extent the Portfolio invests in other investment companies, such as ETFs and closed-end funds, the Portfolio’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Portfolio expenses, including management fees.

Short Sales Risk. Short sales may cause the Portfolio to repurchase a security at a higher price, thereby causing the Portfolio to incur a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Portfolio’s exposure is unlimited. In order to establish a short position in a security, the Portfolio must borrow the security from a broker. The Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. The Portfolio also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Portfolio will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause the Portfolio to be volatile.

Until the Portfolio replaces a security borrowed in connection with a short sale, it may be required to segregate cash or liquid assets to cover the Portfolio’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio’s ability to access the segregated collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with its obligations. The Portfolio may obtain only a limited recovery or may obtain no recovery in these circumstances.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance. The Portfolio is newly organized. The Portfolio acquired the assets and liabilities of the Predecessor Portfolio prior to the opening of business on July 18, 2016 (the “Reorganization”). The information shown below reflects the historical performance of the Predecessor Portfolio. The Predecessor Portfolio was managed by ALPs Advisors, Inc. and Westport Resources Management, Inc., and sub-advised by the current sub-advisers to the Portfolio. The portfolio managers at the sub-advisers who were responsible for the day-to-day investment management of the Predecessor Portfolio’s assets allocated to each sub-adviser have not changed. The investment objectives and strategies of the Portfolio are substantially similar to that of the Predecessor Portfolio.

The performance information that follows shows the Portfolio’s performance information in a bar chart and an average annual total returns table. The Class A, Class C, and Class I shares of the Portfolio are new classes so the bar chart and average annual total returns table show the performance of the Predecessor Portfolio. Returns for the Class C shares and Class I shares will differ from the Class A shares to the extent that the Class C shares and Class I shares are subject to shareholder services fees and/or distribution fees. The returns shown in the bar chart do not reflect the deduction of sales charges. If these amounts were reflected, returns would be less than shown. The information provides some indication of the risks of investing in the Portfolio by showing changes in the Predecessor Portfolio’s performance from year to year and by showing how the Predecessor Portfolio’s average annual total returns compare with those of a broad measure of market performance. The performance information shown is for the Predecessor Portfolio and may not be representative of performance of the Portfolio. The Predecessor Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future. You may obtain the Portfolio’s updated performance information, when available, by calling toll free 1-800-807-FUND or by visiting www.saratogacap.com.

CLASS A ANNUAL TOTAL RETURNS – CALENDAR YEARS

Best Quarter:	Q2 2014	2.02%
Worst Quarter:	Q4 2015	-2.10%

Class A Shares Year-To-Date (as of June 30, 2016): 1.96%

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2015)

	1 Year	Life of Portfolio Since Inception of Predecessor Portfolio on December 31, 2013
Class A Shares
Return Before Taxes	-7.75%	-3.60%
Return After Taxes on Distributions	-9.96%	-5.78%
Return After Taxes on Distributions and Sale of Fund Shares	-4.36%	-3.66%
Class C Shares
Return Before Taxes	-3.86%	-1.49%
Class I Shares
Return Before Taxes	-1.93%	-0.47%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	3.22%

The table above shows after-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are only shown for Class A shares of the Predecessor Portfolio. After-tax returns for Class C and Class I shares will vary from those shown for Class A shares due to varying sales charges and expenses among the classes.

Manager and Sub-Advisers. James Alpha Advisors, LLC is the Portfolio’s manager. Sound Point Capital Management, L.P. (“Sound Point”), Concise Capital Management, LP (“Concise”), and Amundi Smith Breeden LLC (“Amundi Smith Breeden”) serve as the Portfolio’s sub-advisers (collectively, the “Sub-Advisers”). The Manager monitors the performance of the Sub-Advisers.

Portfolio Managers. The following individuals serve as the Portfolio’s portfolio managers:

Portfolio Manager	Primary Title
Kevin R. Greene	Managing Partner of the Manager, and has managed the Portfolio since its inception in 2016.
James S. Vitalie	Chief Executive Officer of the Manager, and has managed the Portfolio since its inception in 2016.
Michael J. Montague	Chief Operating Officer and Chief Compliance Officer of the Manager, and has managed the Portfolio since its inception in 2016.
Akos Beleznay	Senior Vice President, Investments of the Manager, and has managed the Portfolio since its inception in 2016.
Stephen Ketchum	Managing Partner of Sound Point, and managed the Predecessor Portfolio since its inception in December 2013 and has managed the Portfolio since its inception in 2016.
Rick Richert	Portfolio Manager at Sound Point, and managed the Predecessor Portfolio since its inception in December 2013 and has managed the Portfolio since its inception in 2016.
Glenn Koach	President of Concise, and managed the Predecessor Portfolio since its inception in December 2013 and has managed the Portfolio since its inception in 2016.
Tom Krasner	Principal and Portfolio Manager of Concise, and managed the Predecessor Portfolio since its inception in December 2013 and has managed the Portfolio since its inception in 2016.
Jon Duensing	Deputy Chief Investment Officer and Senior Portfolio Manager of Amundi Smith Breeden, and managed the Predecessor Portfolio since its inception in December 2013 and has managed the Portfolio since its inception in 2016.

Purchase and Sale of Portfolio Shares. Generally, the minimum initial investment in the Portfolio is $2,500 for Class A and Class C shares. The investment minimum for Class I shares of the Portfolio is $1 million, subject to certain exceptions. You may purchase and redeem shares of the Portfolio on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information. Distributions you receive from the Portfolio, whether you reinvest your distributions in additional Portfolio shares or receive them in cash, are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-free plan. The Portfolio’s investment techniques may cause more of the Portfolio’s income dividends and capital gains distributions to be taxable at ordinary income tax rates than it would if it did not engage in such techniques.

Financial Intermediary Compensation. If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Manager and/or the Portfolio’s distributor may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Overview: The Manager of Managers Approach

The Manager is responsible for developing, constructing and monitoring the asset allocation and portfolio management for the Portfolio. The Manager believes that an investment’s reward and risk characteristics can be enhanced by employing multiple sub-advisory firms to manage the assets of the Portfolio. Through a blending of sub-advisory firms, or managers, with complementary styles and approaches, the Manager intends to manage the Portfolio in a “manager of managers” approach by selecting and overseeing multiple sub-advisers who manage using a distinct investment style for a segment of the Portfolio’s assets (see “Management of the Portfolio—The Sub-Advisers” below). The Sub-Advisers selected by the Manager adhere to strict investment disciplines, with the objective of achieving reduced risk through increased diversification. Important elements of the Manager’s oversight are the periodic rebalancing employed to ensure an appropriate mix of investments in the Portfolio, and ongoing evaluation of the Sub-Advisers to ensure they do not deviate from the stated investment objectives or strategies. The Manager has discretion to manage directly all or a portion of the Portfolio’s investment strategies.

Investment Objectives

The primary investment objective of the Portfolio is to seek to provide high current income. The Portfolio’s secondary investment objective is to seek capital preservation, with the potential for capital appreciation. The Portfolio’s investment objectives may be changed by the Board of Trustees without shareholder approval.

Principal Investment Strategies

The Portfolio will seek to achieve its investment objectives by investing, under normal market conditions, primarily all of its assets in fixed income and fixed income-related securities, using a combination of long-short, long-only and hedging strategies.

Fixed income securities in which the Portfolio will invest are anticipated to generally consist of U.S. and foreign (including emerging market) fixed income securities of varying maturities and credit quality, including those that are rated below investment grade at the time of purchase. Fixed income securities in which the Portfolio may invest include corporate bonds (both investment grade and high-yield), bank loans, debentures, notes, commercial paper and other similar types of corporate debt instruments, including instruments issued by corporations with direct or indirect government ownership, non-corporate bonds, including sovereign and emerging market debt, as well as asset-backed securities, commercial mortgage-backed securities, residential mortgage-backed securities, including agency and non-agency, interest-only and principal only securities, convertible bonds, preferred shares, loan assignments and participations, payment-in-kind securities, zero-coupon bonds, bank certificates of deposit, fixed time deposits and bankers’ acceptances. The Portfolio may also invest in fixed income related securities, such as closed-end funds, and derivative instruments, including swaps, options, financial futures (including interest rate swap futures), options on futures and swaps, and forward foreign currency contracts, that seek to provide the same or similar economic exposure as a physical investment in the above securities. The below-investment grade fixed income securities in which the Portfolio may invest are commonly referred to as “high-yield” or “junk” securities, and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Hedging strategies are used by the Portfolio in an attempt to mitigate risk, by hedging against changes in the price of other securities held by the Portfolio, and may involve purchasing put options, selling debt or equity securities short or writing covered call options. Derivative instruments may also be used for currency and interest rate hedging purposes.

It is expected that the Portfolio will keep its average duration equal to or below three years. A duration of three years means that a portfolio’s or security’s price would be expected to decrease by approximately 3 percent with a 1 percent increase in interest rates (assuming a parallel shift in yield curve), and increase by approximately 3 percent in the event of a 1 percent decrease in interest rates.

The Portfolio seeks to achieve its investment objectives by investing its assets in a combination of distinct investment strategies managed by different sub-advisers and, in some cases, by the Manager. The Manager is responsible for selecting and allocating assets among the Portfolio’s investment strategies. The Manager is also responsible for selecting and overseeing one or more sub-advisers to manage each investment strategy. The Manager also has discretion to manage directly all or a portion of such investment strategies. The principal investment strategies that may be employed by the Portfolio include the following:

•	Senior Loan Floating Rate Strategy. The senior loan floating rate strategy concentrates on liquid investment opportunities in senior-secured and second-lien loans and bonds. The anticipated benefits of this strategy are three-fold: 1) seniority in the capital structure provides greater security in a default scenario, 2) current yield component stabilizes returns and helps dampen volatility, and 3) floating-rate nature of loans provides a natural hedge against rising interest rates and inflation. Companies with attractive free cash flow characteristics and the ability to deliver organically are targeted. The focus for this strategy is on downside protection with the aim of achieving superior returns with a conservative risk profile.
•	Short Duration High Yield Strategy. The short duration high yield strategy seeks to generate uncorrelated returns through stable income and reduced volatility. The portfolio managers seek to identify short-maturity high yield bonds in smaller, less-followed companies. The strategy is hedged primarily with an ETF that tracks the Russell 2000® Index, which has exhibited a strong correlation to high yield credit spreads, to attempt to further dampen volatility during market corrections. The strategy is diversified across 35–45 high yield bonds. The short position will range between 10 percent to 30 percent of the nominal value of the strategy during periods of normal market conditions and may increase to 50 percent during periods of high volatility.
•	Relative Value Long/Short Debt Strategy. The relative value long/short debt strategy seeks to take advantage of perceived discrepancies in the market prices of certain fixed income securities, as well as certain convertible bond, closed-end fund, and derivative securities. The strategy is primarily focused within the corporate credit, securitized credit, and agency and non-agency mortgage-backed securities sectors. It invests in both investment and non-investment grade bonds. Proprietary research tools include credit spread analysis, which is based upon, among other things, a proprietary credit default methodology, mortgage prepayment forecasting and credit option-adjusted spread analysis.

One or more of the above strategies may be achieved through investments in ETFs and other registered investment companies instead of direct investments.

The Portfolio does not have minimum or maximum limitations with respect to the allocations of the assets to any investment strategy.

The Manager’s investment process is based on a consultative four step approach:

1)	Asset Allocation – Defining objectives and constraints, determining asset classes, and determining strategic weightings based on objectives and constraints;
2)	Manager Research – Sourcing and vetting investment managers;
3)	Risk Management – Identifying, characterizing, and assessing portfolio risks, and suggesting ways to reduce risk; and
4)	Portfolio Construction – Constructing the portfolio by incorporating input from all three of the above.

The Portfolio’s investments in the types of securities described in this prospectus vary from time to time and, at any time, the Portfolio may not be invested in all types of securities described in this prospectus. The Portfolio may also invest in securities and other investments not described in this prospectus. Any percentage limitations with respect to assets of the Portfolio are applied at the time of purchase.

General Investment Policies of the Portfolio

Sub-Advisers. To achieve the Portfolio’s investment objectives, the Manager will generally utilize Sub-Advisers with expertise in various types of investment strategies using a “manager of managers” approach. The Sub-Advisers may use a variety of investment techniques in managing their portion of the Portfolio. These techniques may change over time as new instruments and techniques are introduced or as a result of regulatory or market developments. The Manager selects the Sub-Advisers for the Portfolio, subject to approval by the Board of Trustees and, if required, the Portfolio’s shareholders, and allocates the assets of the Portfolio among the Sub-Advisers. The Manager reviews a wide range of factors in evaluating each Sub-Adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other Sub-Advisers and assets under management. The Manager has discretion to manage directly all or a portion of the Portfolio’s investment strategies.

Temporary or Cash Investments. Under normal market conditions, the Portfolio will stay fully invested according to its principal investment strategies as noted above. The Portfolio, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments, including affiliated and unaffiliated instruments, for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Portfolio not achieving its investment objectives during that period.

For longer periods of time, the Portfolio may hold a substantial cash position. If the market advances during periods when the Portfolio is holding a large cash position, the Portfolio may not participate to the extent it would have if the Portfolio had been more fully invested. To the extent that the Portfolio uses a money market fund for its cash position, there will be duplication of expenses because the Portfolio would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Change in Investment Objectives and Strategies. The Portfolio’s investment objectives and strategies are non-fundamental (unless otherwise indicated) and may be changed without the approval of the Portfolio’s shareholders.

Principal Risks of Investing in the Portfolio

As with any mutual fund, it is possible to lose money by investing in the Portfolio. There is no assurance that the Portfolio will achieve its investment objectives. When you sell your Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

Active Trading Risk. The Portfolio may engage in frequent trading of portfolio securities that may result in increased transaction costs, thereby lowering its actual return. Frequent trading also may increase short term gains and losses, which may affect tax liability.

Bank Loans Risk. There are a number of risks associated with an investment in bank loans including, credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Portfolio’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Portfolio. As a result, the Portfolio may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. If the borrower defaults on its obligation to pay, there is the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Portfolio to lose income or principal on a particular investment, which in turn could affect the Portfolio’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

Convertible Securities Risk. The Portfolio’s investments in convertible securities subject the Portfolio to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Counterparty Risk. Individually negotiated or over-the-counter derivative instruments in which the Portfolio may invest, such as over-the-counter swaps and forwards, are subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Portfolio.

Credit Risk. The issuers of fixed income instruments in which the Portfolio invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Portfolio invests in bonds related below investment-grade bonds (junk bonds). An issuer's securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations.

Currency/Exchange Rate Risk. The dollar value of the Portfolio's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. The Portfolio may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates. There is no guarantee that these investments will be successful.

Derivatives Risk. Derivatives are financial contracts whose value depends on or is derived from an underlying asset (including an underlying security), reference rate or index. Derivatives may be used as a substitute for purchasing the underlying asset or as a hedge to reduce exposure to risks. The derivatives in which the Portfolio may invest include options, futures, swaps, and forward foreign currency contracts. The use of derivatives involves risks similar to, as well as risks different from, and possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. In the case of over-the-counter (or “OTC”) derivatives, they may be more difficult to purchase, sell or value than other investments. When used for hedging or reducing exposure, the derivative may not correlate perfectly with the underlying asset, reference rate or index. The Portfolio could lose more than the cash amount invested in derivatives. OTC derivatives, which are those not cleared and settled through a central exchange are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Portfolio. If a counterparty were to default on its obligations, the Portfolio’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Portfolio’s rights as a creditor (e.g., the Portfolio may not receive the net amount of payments that it is contractually entitled to receive).

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Portfolio to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Portfolio’s taxable income or gains, and may limit or prevent the Portfolio from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Portfolio to change its investment strategy. The Portfolio’s use of derivatives also may be limited by the requirements for taxation of the Portfolio as a regulated investment company.

Special Risks of Futures. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Portfolio. Even a well-conceived futures transaction may be unsuccessful due to market events.

Special Risks of Swaps. OTC swap transactions are two-party transactions and are therefore often less liquid than other types of investments, and the Portfolio may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. OTC swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain SEC and CFTC rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Portfolio costs and expenses and could adversely affect the Portfolio’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Special Risks of Options. If the Portfolio sells (writes) a put option, there is risk that the Portfolio may be required to buy the underlying investment at a disadvantageous price. If the Portfolio sells (writes) a call option, there is risk that the Portfolio may be required to sell the underlying investment at a disadvantageous price. If the Portfolio purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless. Options can involve economic leverage, which could result in these investments experiencing greater volatility than other investments, which could increase the volatility of the Portfolio.

Special Risks of Forward Foreign Currency Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. The cost to the Portfolio of engaging in forward foreign currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward foreign currency contracts are usually entered into on a principal basis, no fees or commissions are typically involved. The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance. While forward foreign currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Developing Markets Securities Risk. The prices of securities issued by foreign companies and governments located in developing countries may be impacted by certain factors more than those in countries with mature economies. For example, developing countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline. Other factors include transaction costs, delays in settlement procedures, adverse political developments and lack of timely information.

ETF Risk. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs. In addition, the Portfolio would have increased market exposure to those companies held in its portfolio that are also held by the ETF. The securities of other investment companies and ETFs in which the Portfolio may invest may be leveraged. As a result, the Portfolio may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Portfolio to higher volatility in the market value of such securities and the possibility that the Portfolio’s long-term returns on such securities (and, indirectly, the long-term returns of the shares) will be diminished. ETFs generally have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the 1940 Act.

Foreign Securities Risk. The Portfolio's investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. Foreign securities also have risks related to economic and political developments abroad, including expropriations and any effects of foreign social, economic or political instability. In particular, adverse political or economic developments in a geographic region or a particular country in which the Portfolio invests could cause a substantial decline in the value of its portfolio securities. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell securities or groups of securities for a substantial period of time. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals, may adversely affect the Portfolio’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Portfolio’s investments. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Any of these actions could severely affect security prices, impair the Portfolio’s ability to purchase or sell foreign securities or transfer the Portfolio’s assets back into the United States, or otherwise adversely affect the Portfolio’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Portfolio holds illiquid investments, its portfolio may be harder to value, especially in changing markets. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Portfolio to obtain or enforce a judgment against the issuers of the securities. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may cause delays in settlements of the Portfolio’s trades effected in those markets.

Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Prices of these securities tend to be especially volatile and, in the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.

Hedging Strategy Risk. The Portfolio’s hedging strategy is designed to reduce, but not necessarily eliminate, losses resulting from volatility and market declines. Even where the hedging strategy is used successfully, the Portfolio is likely to experience some loss in value during periods of higher volatility and/or market declines. It is important to know that the hedging strategy may not be successful in reducing volatility or offsetting market declines, and may result in losses. Also, the hedging strategy may prevent the Portfolio from achieving higher investment returns than may be available by investing in an unhedged portfolio or a comparable mutual fund without a similar hedging strategy and the Portfolio’s use of derivatives and ETFs will increase the Portfolio’s expenses. It is possible that the hedging strategy could result in losses and/or expenses that are greater than if the Portfolio did not include the hedging strategy.

High-Yield Bond Risk. Compared to higher quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds. Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price. Credit ratings on junk bonds do not necessarily reflect their actual market value.

Income Generation Risk. One or more of the strategies may fail to generate anticipated levels of income due to, among other factors, unanticipated market conditions or the materialization of risks associated with certain instruments described below, which failure in turn could negatively impact the Portfolio’s ability to meet its stated investment objectives of high current levels of income.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics. One measure of this sensitivity is called duration. The longer the duration of a particular bond, the greater is its price sensitivity to interest rates. Similarly, a longer duration portfolio of securities has greater price sensitivity. Falling interest rates may also prompt some issuers to refinance existing debt, which could affect the Portfolio’s performance.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Portfolio, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

Leverage Risk. Borrowing money to buy securities exposes the Portfolio to leverage because the Portfolio can achieve a return on a capital base larger than the assets that shareholders have contributed to the Portfolio. Leverage also exists when the Portfolio purchases or sells an instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction. Such instruments may include, among others, reverse repurchase agreements, written options and derivatives, and transactions may include the use of when-issued, delayed delivery or forward commitment transactions. Except in the case of borrowing, the Portfolio mitigates leverage risk by segregating or earmarking liquid assets or otherwise covers transactions that may give rise to such risk. To the extent that the Portfolio is not able to close out a leveraged position because of market illiquidity, the Portfolio’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations and may liquidate Portfolio positions when it may not be advantageous to do so. Leveraging may cause the Portfolio to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Portfolio’s portfolio securities. There can be no assurance that the Portfolio’s leverage strategies will be successful. Certain investments, such as commodity-linked notes and ETFs, may include “embedded” leverage and pay a return linked to a multiple of the performance of the underlying index, securities basket or other reference asset. These investments may be more volatile than investments in unlevered securities, which may increase the volatility of the Portfolio.

Liquidity Risk. An investment is considered to be illiquid if the Portfolio is unable to sell such investment at a fair price within a reasonable amount of time. An investment may be deemed illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading. The Portfolio may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such investments. Investments with an active trading market or that the Manager otherwise deems liquid could become illiquid before the Portfolio can exit its positions.

Management Risk. The investment techniques and risk analysis used by the portfolio managers for each of the Portfolio’s investment strategies may not produce the desired results. The sub-advisers’ investment styles may not always be complementary, and may be in direct conflict which could adversely affect performance. In addition, the Portfolio’s multiple investment strategies may not work to hedge general market risk if the markets in which the Portfolio invests become correlated during times of economic stress.

The Portfolio is dependent on the Manager’s skill in allocating assets among the Portfolio’s various investment strategies and in selecting the best mix of sub-advisers. The Portfolio is therefore subject to the risk that assets will be allocated to a strategy at an inopportune time and the value of your investment may decrease if the Manager’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, or sub-adviser is incorrect.

Medium and Small Capitalization Company Risk. Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. Medium and small sized companies and the industries in which they are involved frequently are still maturing and are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines, markets, financial resources and less experienced management. The securities of medium and small capitalization companies may be less liquid than the securities of larger capitalization companies, which could have an adverse effect on the ability of the Portfolio to sell these securities at favorable prices. This also may impede the Portfolio’s ability to obtain market quotations based on actual trades in order to value the Portfolio’s securities. Medium and small capitalization securities may have returns that can vary, occasionally significantly, from the market in general. In addition, medium and small capitalization companies may not pay a dividend, which can cushion returns in a falling market. Many issuers of real estate securities are small to medium capitalization companies, some of which may be newly formed.

Mortgage- and Asset-Backed Securities Risk. The Portfolio may invest in mortgage and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Portfolio may reinvest these early payments at lower interest rates, thereby reducing the Portfolio's income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile as the value of most mortgage- and asset-backed securities tends to vary inversely with changes in interest rates (i.e., as interest rates increase, the value of the securities decrease). Securities may be prepaid at a price less than the original purchase value.

Risk of Investing in Other Investment Companies. The Portfolio may invest in unaffiliated investment companies as permitted under Section 12(d)(1) of the 1940 Act. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Portfolio invests in other investment companies, the Portfolio’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses including investment advisory and administration fees, of such investment funds, and will be further reduced by Portfolio expenses, including management fees; that is, there will be a layering of certain expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities.

The Portfolio may invest cash holdings in affiliated or non-affiliated money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section.

In addition, the Portfolio may invest in other investment companies that invest in a manner consistent with the Portfolio’s investment objectives and strategies, including the use of ETFs.

Short Sales Risk. If the Portfolio sells short a security that it does not own and the security increases in value, the Portfolio will pay a higher price to repurchase the security and thereby incur a loss. A short position in a security poses more risk than holding the same security long. It is possible that the market value of the securities the Portfolio holds in long positions will decline at the same time that the market value of the securities the Portfolio has sold short increases, thereby increasing the Portfolio’s potential volatility. The more the Portfolio pays, the more it will lose on the transaction, which adversely affects its share price. The loss on a long position is limited to what the Portfolio originally paid for the security together with any transaction costs. As there is no limit on how much the price of the security can increase, the Portfolio’s exposure is unlimited.

In order to establish a short position in a security, the Portfolio must borrow the security from a broker. The Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price. As such, there is a risk that the Portfolio may be unable to implement its investment strategy due to a lack of available securities or for other reasons. The Portfolio normally closes a short sale of securities that it does not own by purchasing an equivalent number of shares of the borrowed security on the open market and delivering them to the broker. The Portfolio may not always be able to complete or “close out” the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Portfolio may be prematurely forced to close out a short position if the broker demands the return of the borrowed security. The Portfolio incurs a loss if the Portfolio is required to buy the security at a time when the security has appreciated in value from the date of the short sale.

Until the Portfolio replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Portfolio’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Portfolio’s ability to access the segregated collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract and the Portfolio may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Portfolio may obtain only a limited recovery or may obtain no recovery in these circumstances.

The Portfolio will incur increased transaction costs associated with selling securities short. In addition, taking short positions results in a form of leverage which creates special risks discussed above.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

PORTFOLIO HOLDINGS

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the Trust’s Statement of Additional Information.

The Trust discloses the Portfolio’s top holdings on a calendar quarter basis with a one to three-week lag on its public website until they are included in the Trust’s next shareholder report or quarterly report. The Portfolio will make available complete month-end portfolio holdings information with a 30-day lag. Such information can be obtained by calling 1-800-807-FUND.

In addition, you may obtain complete Portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis within two months after the end of the fiscal period by calling 1-800-807-FUND.

MANAGEMENT OF THE PORTFOLIO

The Manager

James Alpha Advisors, LLC (the “Manager”), a registered investment adviser located at 515 Madison Avenue, New York, New York 10022, serves as the investment adviser to the Portfolio. As of April 30, 2016, the Manager had regulatory assets under management totaling approximately $453 million. Under the Management Agreement, the Portfolio compensates the Manager for its management services at the annual rate of 1.70% of the Portfolio’s average daily net assets, payable on a monthly basis.

Subject to the general supervision of the Board of Trustees, the Manager is responsible for managing the Portfolio in accordance with its investment objectives and policies using the “manager of managers” approach discussed in the “Overview” section of this Prospectus, and making recommendations with respect to the hiring, termination or replacement of Sub-Advisers. The Manager also maintains related records for the Portfolio.

The U.S. Securities and Exchange Commission (“SEC”) has granted exemptive relief to permit the Manager, subject to certain conditions, to enter into and materially amend investment sub-advisory agreements with certain affiliated and unaffiliated sub-advisers on behalf of the Portfolio without shareholder approval. This means that the Manager can reduce the sub-advisory fee and retain a larger percentage of the management fee or increase the sub-advisory fee and retain a smaller percentage of the management fee. Under the manager of managers structure, the Manager will have ultimate responsibility, subject to oversight of the Board of Trustees, for overseeing the Trust’s sub-advisers and recommending to the Board of Trustees their hiring, termination, or replacement. Within 90 days of retaining a new sub-adviser, shareholders of the Portfolio will receive notification of the change. This manager of managers structure enables the Portfolio to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements.

The Manager may invest the Portfolio’s assets in securities and other instruments. The Manager may exercise this discretion in order to invest the Portfolio’s assets pending allocation to a Sub-Adviser, to hedge the Portfolio against exposure created by a Sub-Adviser, or to modify the Portfolio’s exposure to a particular investment or market-related risk. The Manager may also exercise this discretion over unallocated assets and may reallocate to itself assets previously allocated to a Sub-Adviser.

Portfolio Expenses. The Portfolio is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Manager and the Portfolio, the Manager has agreed to reduce its management fees and/or pay expenses of the Portfolio to ensure that the total amount of Portfolio operating expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses for the Portfolio and Acquired Fund Fees and Expenses) do not exceed 2.39%, 1.99%, and 2.99% of the Portfolio’s average net assets for Class A, Class I and Class C shares, respectively, through December 31, 2017, subject thereafter to annual re-approval of the agreement by the Board of Trustees. Any reduction in advisory fees or payment of expenses made by the Manager may be reimbursed by the Portfolio in subsequent fiscal years if the Manager so requests. This reimbursement may be requested if the aggregate amount actually paid by the Manager toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Portfolio expenses. The Manager is permitted to be reimbursed by the Portfolio for management fees waived and/or expense payments made by the Manager within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the advisory fees were waived or the expenses were incurred; or (ii) the current Expense Cap, whichever is less. Any such reimbursement will be reviewed and approved by the Board of Trustees. The Portfolio must pay its current ordinary operating expenses before the Manager is entitled to any reimbursement of management fees and/or expenses. This Operating Expense Limitation Agreement can be terminated only by, or with the consent of, the Board of Trustees.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement and the Sub-Advisory Agreements will be included in the Portfolio’s first report to shareholders issued after the commencement of the Portfolio’s operations.

The Sub-Advisers

The Manager, on behalf of the Portfolio, has entered into a sub-advisory agreement with each Sub-Adviser, and the Manager compensates the Sub-Advisers out of the investment advisory fees it receives from the Portfolio. Each Sub-Adviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Manager. The Manager oversees the Sub-Advisers for compliance with the Portfolio’s investment objectives, policies, strategies and restrictions, and monitors each Sub-Adviser’s adherence to its investment style. The Board of Trustees supervises the Manager and the Sub-Advisers, establishes policies that they must follow in their management activities, and oversees the hiring and termination of Sub-Advisers recommended by the Manager.

Not all of the Sub-Advisers listed for the Portfolio may be actively managing assets for the Portfolio at all times. To the extent that a Sub-Adviser is not actively managing assets for the Portfolio, the Portfolio may not be employing the investment style utilized by that Sub-Adviser to achieve its investment objectives. Subject to the oversight of the Board of Trustees, the Manager may allocate Portfolio assets away from a Sub-Adviser. Situations in which the Manager may make such a determination include the level of assets in the Portfolio, changes in a Sub-Adviser’s personnel or a Sub-Adviser’s adherence to an investment strategy.

Concise is located at 1111 Brickell Avenue, Suite 1525, Miami, FL 33131, and is a registered investment adviser. Concise has entered into a joint venture with an affiliate of Canepa US, LLC, a subsidiary of a global wealth management firm that creates and develops investment platforms in global growth theme and geographies. Concise had assets under management of $197 million as of April 30, 2016.

Amundi Smith Breeden is located at 280 South Mangum Street, Suite 301, Durham, NC 27701, and is a registered investment adviser. Amundi Smith Breeden currently manages assets for an international client base including corporate and public pension funds, insurance companies, endowments, foundations, Taft-Hartley funds, central and supranational banks, and funds of funds. As of April 30, 2016, Amundi Smith Breeden had approximately $9.7 billion in assets under management.

Sound Point is located at 375 Park Avenue, 25th floor, New York, NY 10152, and is a registered investment adviser. Sound Point currently serves as investment adviser to multiple funds and a number of separately managed accounts. As of April 30, 2016, Sound Point had approximately $8.28 billion in assets under management.

Portfolio Managers

Kevin R. Greene, James S. Vitalie, Michael J. Montague, Akos Beleznay, Stephen Ketchum, Rick Richert, Glenn Koach, Tom Krasner, and Jon Duensing are responsible for the day-to-day management of the Portfolio.

Kevin R. Greene serves as a Managing Partner of the Manager, and is responsible for overseeing the day to day management of the firm. Mr. Greene is the former Chairman & CEO of Capital Resource Holdings, LLC the holding company parent of CRA RogersCasey, one of the leading pension consulting firms in the United States. Prior to CRA RogersCasey, he founded Bryant Park Capital, a privately held investment bank specializing in private equity financing and mergers and acquisitions for both private and public companies in the United States and Europe. Since 1991, Mr. Greene has served as the Chairman and CEO of KR Group, an international consulting and investment banking firm which he founded.

James S. Vitalie serves as Chief Executive Officer of the Manager and has over 20 years of experience successfully building financial services firms. Formerly the Institutional Group Head of Old Mutual Capital serving on the Executive and Product Development Committees, Mr. Vitalie was responsible for distribution and marketing of mutual funds, separate accounts and registered hedge fund of fund products. Prior to Old Mutual, Mr. Vitalie was the President of Curian Capital, an industry leading managed account platform. At Curian, Mr. Vitalie created the infrastructure of the asset management firm, developed and executed its strategic plan, and served as the Chairman of the Investment Policy Committee. Additionally, Mr. Vitalie was President of Foliofn Institutional, a financial services and technology company. As President of Century Business Services (CBZ) Retirement and Wealth Management Services division Mr. Vitalie created the strategic direction of the company, led the acquisition and integration efforts for the division and established their broker dealer and registered investment advisor. While at CBZ Mr. Vitalie was also responsible for securing the financing and launching of Allbridge Solutions as well as serving as its President and COO. Prior to CBZ, Mr. Vitalie was a partner at The Benefits Group, where he was responsible for the pension and investment services group. Lastly, Mr. Vitalie practiced corporate transactional law at Eckert, Seamans, Cherin & Mellott. Mr. Vitalie is also an officer of the Trust.

Michael J. Montague serves as Chief Operating Officer of the Manager and is responsible for daily operations of the Manager as well as independent risk monitoring for the Manager’s funds. Most recently Mr. Montague worked as a Portfolio Manager for a global macro fund primarily responsible for commodity research and trading. Mr. Montague previously served as a Portfolio Manager for Chapin Hill Advisors, Inc., overseeing asset allocation, trading, and investment activity. Prior to Chapin Hill Advisors, Mr. Montague served as a Portfolio Manager for the Cayuga MBA Fund LLC, a long/short equity hedge fund. He began his career with Schlumberger where he spent six years working as a Senior Geophysicist in Schlumberger’s Oilfield Services division.

Akos Beleznay serves as Senior Vice President, Investments of the Manager and is responsible for managing research and asset allocation for the Manager. Prior to joining the Manager, Mr. Beleznay was the Chief Investment Officer at Riverside, the asset management arm of HFR (Hedge Fund Research, Inc.) managing over one billion dollars of fund of hedge fund products. Before Riverside, Mr. Beleznay served as the Chief Investment Officer at Commerce Asset Management and CSG Asset Management with responsibility for managing funds of hedge funds and a hedge fund index replication product. Mr. Beleznay also served as the Director of Consulting Research for Equitas Capital Advisors, LLC from 2002 to 2010 and the Chief Investment Officer of Equitas Evergreen Fund LP, a fund of hedge funds with $300 million in assets, from 2003 to 2010. Mr. Beleznay has a PhD degree in Physics from Eotvos Lorand University, Hungary and an MBA from Tulane University.

Stephen Ketchum founded Sound Point in 2009 and currently serves as Managing Partner and Portfolio Manager. He previously served as Global Head of Media Investment and Corporate Banking for Banc of America Securities and as Managing Director of Investment Banking at UBS and Donaldson, Lufkin & Jenrette before that.

Rick Richert has been at Sound Point since May 2011, and is co-portfolio manager for thePortfolio. Prior to joining Sound Point, Mr. Richert was a Principal in the collateralized loan obligation (“CLO”) group at American Capital where for four years, he served as a senior member of a team managing $725 million in bank loan assets. His primary role was managing the cash flow CLO and directly covered over 40 names in the Aerospace & Defense, Building Materials, Chemical, Electronics, Metals & Mining and Oil & Gas industries. Prior to American Capital, Mr. Richert was a Senior Credit Analyst at Sanno Point Capital Management, a credit-focused hedge fund, where he covered Home Builders, Metals & Mining, TMT, and Drug Store Retailers. Mr. Richert earned his M.B.A. in Finance from the University of Michigan and his B.B.A in Accounting from Southern College. Mr. Richert is a Chartered Financial Analyst charter holder and is a Certified Public Accountant.

Glenn Koach co-founded Concise in 2004 and currently serves as President and Portfolio Manager.

Tom Krasner co-founded Concise in 2004 and currently serves as Principal and Portfolio Manager.

Jon Duensing, Deputy Chief Investment Officer and Senior Portfolio Manager, joined Amundi Smith Breeden in 1996 and currently heads the Corporate Credit Investment Team. He is responsible for the firm’s credit-related absolute return portfolios.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Portfolio.

Supervision

Saratoga Capital Management, LLC (“SCM”), 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395, serves the Portfolio in a supervision capacity with responsibility to monitor the performance of the Portfolio’s outside service providers (other than sub-advisers, which are monitored by the Manager), assist in the review of financial statements and other regulatory filings and board meeting materials related to the Portfolio. Pursuant to the supervision agreement with the Portfolio, the Portfolio pays SCM an annual supervision fee of 0.10% of the Portfolio’s average daily net assets, payable on a monthly basis, which fee decreases at various asset levels. SCM, a Delaware limited liability company, also acts as investment manager to certain other portfolios of the Saratoga Advantage Trust (the “Saratoga Funds”).

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the portfolios of the Trust. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account. Shares of the Portfolio and the Saratoga Funds are offered to participants in investment advisory programs that provide asset allocation recommendations to investors based on an evaluation of each investor’s objectives and risk tolerance. An asset allocation methodology developed by SCM, the Saratoga Strategic Horizon Asset Reallocation Program® (the “SaratogaSHARP® Program”), may be utilized in this regard by investment advisers that have entered into agreements with SCM. SCM receives a fee from the investment advisers with whom it has entered into such agreements. Shares of the Portfolio and the Saratoga Funds are also available to other investors and advisory services.

Pursuant to the SaratogaSHARP® Program, SCM may suggest to the investment advisers that SCM has entered into agreements with in connection with the SaratogaSHARP® Program the allocation to the Portfolio of the assets of one or more Saratoga Funds (each, a “sleeve”). Any such allocation would increase the Portfolio’s assets and, therefore, the management fees of the Portfolio payable to the Manager. Conversely, such allocation would decrease the management fees of the Saratoga Funds payable to SCM, which acts as supervisor but not investment adviser to the Portfolio. The Manager has agreed to reimburse SCM an amount equivalent to any reduction in management fees that SCM experiences as a result of the allocation of one or more sleeves of the Saratoga Funds to the Portfolio, less any supervision fees that SCM receives from the sleeve that is allocated to the Portfolio. Any such reimbursement will be paid by the Manager and not out of the assets of the Portfolio.

Administration

The Bank of New York Mellon, located at One Wall Street, 25th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

Gemini Fund Services, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 serves as the Trust’s transfer agent (the “Transfer Agent”).

Gemini Fund Services, LLC, located at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, provides administrative (including custody administration) and fund accounting services to the Trust. As such, they manage the administrative affairs of the Trust, calculate the NAV of the shares of the Portfolio, and create and maintain the Trust’s required financial records.

SHAREHOLDER INFORMATION

PRICING OF PORTFOLIO SHARES

The price of shares of the Portfolio called “net asset value,” is based on the value of the Portfolio’s investments.

The NAV per share of the Portfolio is determined once daily at the close of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m. Eastern Time) on each day that the NYSE is open. Shares will not be priced on days that the NYSE is closed.

Generally, the Portfolio’s securities are valued each day at the last quoted sales price on each security’s primary securities exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign, and including the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary securities exchange (or in the case of NASDAQ securities, at the NASDAQ Official Closing Price) or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the primary exchange. When a market price is not readily available, including circumstances under which the Manager determines that a security’s market price is not accurate, a portfolio security is valued by a pricing committee at its fair value, as determined under procedures established by the Trust’s Board of Trustees. In these cases, the Portfolio’s NAV will reflect certain portfolio securities’ fair value rather than their market price.

Debt securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

In addition, with respect to securities that primarily are listed on a foreign exchange, when an event occurs after the close of a foreign exchange that is likely to have changed the value of the foreign securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Trust’s Board of Trustees. Securities also may be fair valued in the event of a development effecting a country or region or an issuer-specific development, which is likely to have changed the value of the security. To the extent that the Portfolio invests in ETFs, the Portfolio’s NAV is calculated, in relevant part, based upon the NAVs of such ETFs (which are registered open-end management investment companies). The Prospectuses for these ETFs explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

PURCHASE OF SHARES

Purchase of shares of the Portfolio must be made through a Financial Intermediary having a sales agreement with Northern Lights Distributors, LLC, the Portfolio’s distributor (the “Distributor”), or through a broker or intermediary designated by that Financial Intermediary, or directly through the Transfer Agent. Shares of the Portfolio are available to participants in consulting programs and to other investors and to investment advisory services. Purchase requests received by the Portfolio in proper form prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Requests received after the close of regular trading will receive the NAV per share determined on the following business day. A purchase order is deemed to be received by the Portfolio when it is received in good order by the Transfer Agent or by a Financial Intermediary, or a broker or intermediary designated by a Financial Intermediary, authorized to accept purchase orders on behalf of the Trust. The Portfolio, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institution, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open your account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the appropriate address noted below. Make all checks payable to the Portfolio. The Portfolio will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Portfolio will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Not all share classes may be available in all states.

Note: Gemini Fund Services, LLC, the Portfolio’s Transfer Agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Portfolio, for any check returned to the transfer agent for insufficient funds.

For more information regarding the purchase of shares, contact the Trust at 1-800-807-FUND.

Information regarding transaction processing and the establishment of new accounts should be sent to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

If you wish to wire money to make a subsequent investment in the Portfolio, please call 1-800-807-FUND to receive wiring instructions and to notify the Portfolio that a wire transfer is coming. Any commercial bank can transfer same-day funds by wire. The Portfolio will normally accept wired funds for investment on the day of receipt provided that such funds are received by the Portfolio’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Purchase of Shares in Good Order. All purchase requests directly through the Transfer Agent must be received by the transfer agent in “good order.” This means that your request must include:

•	The Portfolio and account number.
•	The amount of the transaction (in dollars or shares).
•	Accurately completed orders.
•	Any supporting legal documentation that may be required.

If you are purchasing shares through a Financial Intermediary, please consult your intermediary for purchase instructions. The Trust makes available assistance to help certain investors identify their risk tolerance and investment objectives through use of an investor questionnaire, and to select an appropriate model allocation of assets among the Portfolio and the Saratoga Funds. As further assistance, the Trust makes available to certain investors the option of automatic reallocation or rebalancing of their selected model. The Trust also provides, on a periodic basis, a report to the investor containing an analysis and evaluation of the investor’s account.

Financial Intermediaries may charge a processing or service fee in connection with the purchase or redemption of Portfolio shares, or other fees. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Financial Intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this Prospectus. Your Financial Intermediary will provide you with specific information about any processing or service fees you will be charged.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account we will ask your name, address, date of birth, and other information that will allow us to identify you. If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated NAV after your account is closed (less any applicable sales/account charges and /or tax penalties) or take any other action required by law.

INVESTMENT ADVISORY PROGRAMS. The Trust is designed to allow Consulting Programs and other investment advisory programs to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad of available choices. Generally, the Consulting Programs provide advisory services in connection with investments among the Trust’s portfolios by identifying the investor's risk tolerance and investment objectives through evaluation of an investor questionnaire; identifying and recommending an appropriate allocation of assets among the Trust’s portfolios that is intended to conform to such risk tolerance and objectives in a recommendation; and providing, on a periodic basis, an analysis and evaluation of the investor's account and recommending any appropriate changes in the allocation of assets among the Trust’s portfolios. The investment advisers for the Consulting Programs are also responsible for reviewing the asset allocation recommendations and performance reports with the investor, providing any interpretations, monitoring identified changes in the investor's financial characteristics and the implementation of investment decisions.

The investment advisers in the Consulting Programs may use SCM’s SaratogaSHARP® Program in assisting their clients in translating investor needs, preferences and attitudes into suggested portfolio allocations. In addition, SCM may provide some or all of the administrative services to the investment advisers for the Consulting Programs such as the preparation, printing and processing of investment questionnaires and investment literature and other client communications. SCM receives a fee from the investment adviser for these services.

The fee payable by the client for the Consulting Programs is subject to negotiation between the client and his or her investment advisor and is paid directly by each advisory client to his or her investment advisor either by redemption of Trust portfolio shares or by separate payment.

OTHER ADVISORY PROGRAMS. Shares of the Trust’s portfolio are also available for purchase by certain registered investment advisers (other than the investment advisers for the Consulting Programs) as a means of implementing asset allocation recommendations based on an investor's investment objectives and risk tolerance. In order to qualify to purchase shares on behalf of its clients, the investment adviser must be approved by SCM. Investors purchasing shares through these investment advisory programs will bear different fees for different levels of services as agreed upon with the investment advisers offering the programs. Registered investment advisers interested in utilizing the Trust’s portfolios for the purposes described above should call 1-800-807-FUND (1-800-807-3863).

CONTINUOUS OFFERING. For Class A and Class C shares of the Portfolio, the minimum initial investment in the Portfolio is $2,500. For Class I shares of the Portfolio, the minimum initial investment in the Portfolio is $1 million, which minimum would be waived for an investment adviser/broker making an allocation to the Portfolio’s Class I shares aggregating $1 million or more within 90 days. If the adviser/broker does not purchase $1 million or more in the aggregate within 90 days, then the adviser/broker’s next purchase would have to be for a minimum of the difference between $1 million and the aggregate total invested during the 90 days until aggregate purchases total $1 million or more (e.g., if the adviser/broker’s aggregate purchases within 90 days total $500,000, then the adviser/broker would have to make a single aggregate purchase of at least $500,000 million to make future purchase of less than $1 million). In addition, the minimum initial investment for Class I shares of the Portfolio may be waived for certain investments, including sales through banks, broker-dealers and other financial institutions in: (i) discretionary and non-discretionary sponsored advisory programs; (ii) fund supermarkets; (iii) asset allocation programs: (iv) certain retirement plans investing directly with the Portfolio; (v) retirement plans investing through certain retirement plan platforms; and (vi) certain endowments, foundations and other not-for-profit entities investing directly with the Portfolio. With respect to each share class, investments made in response to the SaratogaSHARP® asset allocation program’s allocations and reallocations will not be subject to a minimum initial investment. For employees and relatives of the Manager, SCM, firms distributing shares of the Trust, and the Trust service providers and their affiliates, the minimum initial investment in the Trust is $1,000 with no minimum for any individual Saratoga Fund and the Portfolio. With respect to Class A shares and Class C shares, there is no minimum initial investment for employee benefit plans, mutual fund platform programs, supermarket programs, associations, and individual retirement accounts. The minimum subsequent investment in the Trust is $100 and there is no minimum subsequent investment for the Portfolio or for a Saratoga Fund. The Trust reserves the right at any time to vary the initial and subsequent investment minimums.

The Trust offers an Automatic Investment Plan under which purchase orders of $100 or more for Class A shares may be placed periodically in the Trust. The purchase price is paid automatically from cash held in the shareholder’s designated account. For further information regarding the Automatic Investment Plan, shareholders should contact their representative or the Trust at 1-800-807-FUND (1-800-807-3863).

The sale of shares will be suspended during any period when the determination of NAV is suspended and may be suspended by the Board of Trustees whenever the Board judges it to be in the best interest of the Trust to do so. The Distributor in its sole discretion, may accept or reject any purchase order.

The Distributor may from time to time provide compensation to dealers in connection with sales of shares of the Trust, including financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public and advertising campaigns.

Generally, the Portfolio reserves the right to reject any purchase requests, including exchanges from the other Saratoga Funds that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of, amongst other things, the timing or amount of the investment or because of a history of excessive trading by the investor.

CLASS C SHARES CONTINGENT DEFERRED SALES CHARGE

Class C shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor’s purchase payment may be invested in the Trust. A CDSC of 1%, however, will be imposed on most Class C shares redeemed within one year after purchase. The CDSC will be imposed on any redemption of Class C shares if after such redemption the aggregate current value of an account with the Trust falls below the aggregate amount of the investor’s purchase payments for Class C shares made during the one year preceding the redemption. In addition, Class C shares are subject to an annual 12b-1 fee of 1.00% of the average daily net assets. Class C shares of the Trust which are held for one year or more after purchase will not be subject to any CDSC upon redemption. The CDSC is based upon the investors original purchase price. Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Brokers that have entered into selling agreements with the Portfolios’ distributor may receive a commission of up to 1.00% of the purchase price of Class C shares at the time of purchase. Brokers may also receive distribution and/or shareholder service fees for Class C shares held for over a year.

Certain shareholders may be eligible for CDSC waivers. Please see the information set forth below for specific eligibility requirements. You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a CDSC waiver. Similar notification must be made in writing when an order is placed by mail. The CDSC waiver will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Portfolio’s shares or the Trust’s Transfer Agent does not confirm your represented holdings. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Portfolio or other Trust Portfolios.

CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the one year preceding the redemption; (ii) the current net asset value of shares purchased more than one year prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii), and (iii) above (in that order) are redeemed first. In addition, the CDSC, if otherwise applicable, will be waived in the case of:

(1)	redemptions of Class C shares held at the time a shareholder dies or becomes disabled, only if the Class C shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;
(2)	redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 70 1/2; or (c) a tax-free return of an excess contribution to an IRA; and
(3)	certain redemptions pursuant to the Portfolio’s Systematic Withdrawal Plan (see "Redemption of Shares—Systematic Withdrawal Plan").

With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of an IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of written confirmation of the shareholder’s entitlement.

CHOOSING A SHARE CLASS

Description of Classes. The Portfolio has adopted a multiple class plan that allows it to offer one or more classes of shares. The Portfolio has three classes of shares – Class I shares, Class A shares and Class C shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below:

•	Class I shares are no-load shares that do not require that you pay a sales charge. If you purchase Class I shares of the Portfolio you will pay the NAV next determined after your order is received.
•	Class A shares are charged a front-end sales load. The Class A shares are also charged a 0.40% annual Rule 12b-1 distribution and servicing fee. Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain redemptions made within twelve months, following purchases of $1 million or more without an initial sales charge. The sales charge for Class A shares is 5.75% of the offering price. However, this sales charge may be reduced or waived as described in “Class A Shares Reduced Sales Charge Information.”

•	Class C shares are sold without an initial sales charge, however a CDSC of 1% will be imposed on most shares redeemed within one year after purchase. Certain shareholders may be eligible for CDSC waivers, as described in “CDSC Waivers”. The Class C shares are also charged a 1.00% annual Rule 12b-1 distribution and servicing fee.

More About Class A Shares

Class A shares of the Portfolio are retail shares that require that you pay a sales charge when you invest unless you qualify for a reduction or waiver of the sales charge. Class A shares are also subject to Rule 12b-1 fees (or distribution and service fees) described earlier of 0.40% annually of average daily net assets, which are assessed against the shares of the Portfolio.

If you purchase Class A shares of the Portfolio you will pay the public offering price (“POP”), which is the NAV next determined after your order is received plus a sales charge (shown in percentages below) depending on the amount of your investment. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels,” the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown in the table below. The sales charge does not apply to shares purchased with reinvested dividends. The sales charge is calculated as follows:

CLASS A SHARES REDUCED SALES CHARGE INFORMATION

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information set forth below for specific eligibility requirements. You must notify your authorized Financial Intermediary or the Transfer Agent at the time a purchase order is placed that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of the authorized dealer of the Portfolio’s shares or the Trust’s transfer agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your authorized financial representative or the transfer agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Portfolio or other Saratoga Funds held in all related accounts described below, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum.

You can qualify for a reduction of the sales charge by investing one lump sum in Class A shares of the Portfolio. You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of “Right of Accumulation” and “Letter of Intent” below. If you are a U.S. resident and are investing more than $50,000, then you will pay a reduced sales charge. The following chart shows the sales charge you will pay based on the amount of your purchase. You can purchase Class A shares without any initial sales charge if you are a U.S. resident and invest $1 million or more in Class A shares.

REDUCED SALES CHARGE FOR U.S. RESIDENTS

Amount of Purchase	Sales Charge as a Percentage of Offering Price [1]	Sales Charge as a Percentage of Net Investment (Net Asset Value)	Broker Reallowance as a Percentage of Offering Price [2]
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more[3,4]	None	None	None
1.	Offering price includes the front-end sales load. The sales charge you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your sales charge.
2.	At the discretion of the Trust, however, the entire sales charge may at times be reallowed to dealers. The staff of the SEC has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.
3.	Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC, if they are redeemed within twelve months from the date of purchase. See “More About Class A Shares” above for further information.
4.	The Manager may pay, monthly in 12 equal installments, certain commissions to brokers who initiate and are responsible for purchases by any single purchaser who is a resident of the United States as follows: for purchases of $1 million to $3 million, the Manager will pay 0.75%, plus 0.50% on any amounts over $3 million up to $50 million, and 0.25% on any amounts over $50 million.

RIGHT OF ACCUMULATION

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of any of the Trust’s portfolios as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•	an individual;
•	an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or
•	a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Distributor at the time of your purchase. You will need to give the Distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

LETTER OF INTENT

The letter of intent allows you to count all investments within a 13-month period in Class A shares of any of the Trust’s portfolios as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude the Portfolio from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you may also include (1) the cost of shares of a Trust’s portfolio which were previously purchased at a price including a front end sales charge during the 90-day period prior to the Distributor receiving the letter of intent, and (2) the historical cost of shares of other Trust portfolios you currently own acquired in exchange for shares of Trust portfolios purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Trust, its transfer agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Class A Shares Sales Charge Waivers

The sales charge on purchases of Class A shares is waived for certain types of investors, including:

•	Employees of broker-dealers or other financial institutions (including registered investment advisors and financial planners) having agreements with the Distributor or SCM (a “Selling Representative”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
•	Employees of a bank, savings and loan, credit union or other financial institution that utilize a Selling Representative to clear purchases of the Trust’s shares and their immediate families.
•	Participants in certain “wrap-fee” programs, mutual fund platform programs, supermarket programs, or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor or SCM.
•	Clients of financial intermediaries that have entered into arrangements with the Distributor or SCM (or otherwise have an arrangement with a broker-dealer or other financial institution with respect to sales of Trust shares) providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.
•	Institutional investors (which may include bank trust departments and registered investment advisors).
•	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor or SCM.
•	Insurance company separate accounts, separate accounts used to fund certain unregistered variable annuity contracts, Section 403(b), 401(a) or 401(k) accounts, and college savings plans organized under Section 529 of the Code.
•	Employer-sponsored retirement or benefit plans with total plan assets of at least $1 million where the plan’s investments in the Trust are part of an omnibus account. A minimum initial investment of $1 million in the Trust is required. SCM in its sole discretion may waive these minimum dollar requirements. Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your intermediary. Please consult your financial adviser for further information.
•	Reinvestment of capital gains distributions and dividends.

CLASS A SHARES CONTINGENT DEFERRED SALES CHARGE

Class A shares may be redeemed on each business day without charge at NAV per share next determined, except in the case of investors who paid no initial sales charge because they invested $1 million or more, in which case the investor will pay a 1.00% Contingent Deferred Sales Charge (“CDSC”) on shares redeemed within one year after purchase. The CDSC is based upon the investor’s original purchase price. Any CDSC paid on the redemptions of Class A shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding. Brokers may receive distribution and/or shareholder service fees for Class A shares.

PLAN OF DISTRIBUTION

The Portfolio has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”) with respect to the sale and distribution of Class A shares and Class C shares of the Portfolio. The Plan provides that the Portfolio will pay the Distributor or other entities, including the Manager and SCM, a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% for Class A shares and 1.00% for Class C shares of the average net assets of each share class. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee as such term is defined under Rule 2830 of the Financial Industry Regulatory Authority (“FINRA”) Conduct Rules and it may be paid directly to the Manager, SCM or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The fee is treated by the Portfolio as an expense in the year it is accrued. Because the fee is paid out of the Portfolio’s assets on an ongoing basis, over time the fee may increase the costs of your investment and may cost you more than paying other types of service charges.

Additional amounts paid under the Plan are paid to the Distributor or other entities for services provided and the expenses borne by the Distributor and others in the distribution of the shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Portfolio’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

FREQUENT PURCHASES AND REDEMPTIONS OF TRUST SHARES

“Market-timing” often times involves the frequent purchases and redemptions of shares of the Portfolio by shareholders, and “market-timing” may present risks for other shareholders of the Portfolio, which may include, among other things, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Portfolio to hold excess levels of cash.

Short term trading strategies also present certain risks based on the Portfolio’s investment objectives, strategies and policies. To the extent that the Portfolio invests substantially in foreign securities it is particularly susceptible to the risk that market timers may take advantage of time zone differences. The foreign securities in which the Portfolio invests may be traded on foreign markets that close well before the Portfolio calculates its NAV. This gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. A market timer may seek to capitalize on these time zone differences by purchasing shares of the Portfolio based on events occurring after foreign market closing prices are established, but before the Portfolio’s NAV calculation, that are likely to result in higher prices in foreign markets the following day (“time zone arbitrage”). The market timer might redeem the Portfolio’s shares the next day when the Portfolio’s share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Portfolio shareholders.

Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). To the extent that the Portfolio invests in small capitalization securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds or municipal bonds, the Portfolio may be adversely affected by price arbitrage trading strategies.

The Trust discourages frequent purchases and redemptions of Portfolio shares by Portfolio shareholders and the Trust’s Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Trust does not accommodate frequent purchases and sales by Portfolio shareholders. For shares purchased after the Reorganization, shareholders will be charged a redemption fee of 2% of the value of shares being redeemed, if shares are redeemed within 30 days of purchase. The Trust’s policies with respect to purchases, redemptions and exchanges of Portfolio shares are described in the “Summary of Trust Expenses,” “Purchase of Shares” and “Redemption of Shares” sections of this Prospectus. Except as described in these sections, the Trust’s policies regarding frequent trading of Portfolio shares are applied uniformly to all shareholders. The Trust requires all intermediaries to enforce all of the Trust’s policies contained in this Prospectus and in the Trust’s Statement of Additional Information. Omnibus accounts intermediaries generally do not identify customers’ trading activity to the Trust on an individual basis. The ability of the Trust to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor frequent short-term trading within the Portfolio by the Financial Intermediary’s customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including terminating the relationship. There can be no assurance that the Trust will be able to eliminate all market-timing activities.

Certain patterns of past exchanges and/or purchase or redemption transactions involving the Portfolio may result in the Portfolio sending a warning letter, rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges. Determinations in this regard may be made based on, amongst other things, the frequency or dollar amount of the previous exchanges or purchase or redemption transactions.

REDEMPTION OF SHARES

Shares of the Portfolio may be redeemed on any day that the Portfolio calculates its NAV. Redemption requests received by the Trust in proper form prior to the close of regular trading on the NYSE will be effected at the NAV per share determined on that day. Redemption requests received after the close of regular trading on the NYSE will be effected at the NAV next determined by the Trust. A redemption order is deemed to be received by the Trust when it is received in good order by the Transfer Agent or by a Financial Intermediary authorized to accept redemption orders on behalf of the Trust. The Portfolio is required to transmit redemption proceeds for credit to the shareholder’s account within seven days after receipt of a redemption request. However, payments for redemptions of shares purchased by check will not be transmitted until the check clears.

Redemption requests may be given to a Financial Intermediary having a selling agreement with the Distributor. The Financial Intermediary is responsible for transmitting such redemption requests to the Trust’s Transfer Agent. Redemption requests also may be given directly to the Transfer Agent, if the shareholder purchased shares directly through the Transfer Agent. In order to be effective, redemption requests of a shareholder in the event of death, divorce or other legal matter may require the submission of documents commonly required to assure the safety of a particular account.

The Trust may suspend redemption procedures and postpone redemption payment during any period when the NYSE is closed other than for customary weekend or holiday closing or when the SEC has determined an emergency exists or has otherwise permitted such suspension or postponement.

Written Redemption Requests. To redeem shares by mail, send a written redemption request in proper form to:

via Regular Mail	via Overnight Mail
The Saratoga Advantage Trust c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, NE 68154	The Saratoga Advantage Trust c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130

Receipt of a redemption order by the U.S. Postal Service (“USPS”) does not constitute receipt of such an order by the Trust or its Transfer Agent. Requests sent via the USPS will be processed at the NAV on the business day the request is received in good form at the Trust’s Transfer Agent. There may be a delay between the time the request reaches the P.O. Box and the time of the Trust’s receipt of the request, which may affect the NAV at which the request is processed.

Redeeming by Telephone. The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Trust and instruct it to remove this privilege from your account. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-800-807-FUND (1-800-807-3863). The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Trust reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for any loss, damage, cost or expenses in acting on telephone instructions if they reasonably believe such telephone instructions to be genuine and you will be required to bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions. If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to the Transfer Agent to cover costs associated with the transfer but the Transfer Agent does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

When Redemptions are Sent. Once the Trust receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared.

Good Order. Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

  The request should be in writing indicating the number of shares or dollar amount to be redeemed;
  The request must identify your account number;
  The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and
  If you request the redemption proceeds to be sent to a person, bank or an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Medallion Signature Guarantee. Certain requests require a medallion signature guarantee. To protect you and the Trust from fraud, certain transactions and redemption requests must be in writing and must include a medallion signature guarantee in the following situations (there may be other situations also requiring a medallion signature guarantee in the discretion of the Trust or Transfer Agent):

1.	Re-registration of the account.
2.	Changing bank wiring instructions on the account.
3.	Name change on the account.
4.	Setting up/changing systematic withdrawal plan to a secondary address.
5.	Redemptions greater than $100,000.
6.	Any redemption check that is being mailed to a different address than the address of record.
7.	Your account registration has changed within the last 30 days.

You should be able to obtain a medallion signature guarantee from a bank or trust company, credit union, broker-dealer, securities exchange or association, clearing agency or savings association, as defined by federal law.

REDEMPTION FEE. For shares purchased after the Reorganization, you will be charged a redemption fee of 2% of the value of the shares being redeemed if you redeem your shares of the Portfolio within 30 days of purchase. The redemption fee is paid directly to the Portfolio from which the redemption is made and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will not apply to shares that are sold which have been acquired through the reinvestment of dividends or distributions paid by the Portfolio.

The following exchanges are exempt from the 2% redemption fee: (i) responses to the SaratogaSHARP® asset allocation program’s allocations and reallocations and fees charged to participants in connection thereto; (ii) exchanges executed pursuant to asset allocation and automatic rebalancing programs and fees charged to participants in connection thereto, provided that such allocations, reallocations and exchanges do not occur more frequently than monthly and the applicable dealer provides the Trust’s transfer agent with documents evidencing such; (iii) exchanges in employer sponsored retirement plans (e.g., 401(k) and profit sharing plans); and (iv) redemptions pursuant to systematic withdrawal plans.

Financial Intermediaries of omnibus accounts generally do not identify customers’ trading activity to the Trust on an individual basis. Therefore, the ability to monitor redemptions made by the underlying shareholders in omnibus accounts is severely limited. Consequently, the Trust must rely on the Financial Intermediary to monitor redemptions within the Portfolio by the Financial Intermediary’s customers and to collect the Portfolio’s redemption fee from their customers. The Trust monitors enforcement by Financial Intermediaries, and if a Financial Intermediary fails to enforce the Trust’s restrictions, the Trust may take certain actions, including termination of the relationship.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the “Withdrawal Plan”) is available for shareholders. Any portfolio from which redemptions will be made pursuant to the Plan will be referred to as a “SWP Portfolio.” The Withdrawal Plan provides for monthly, quarterly, semi-annual or annual payments in any amount not less than $25, or in any whole percentage of the value of the SWP Portfolio‘s shares, on an annualized basis. A shareholder may suspend or terminate participation in the Withdrawal Plan at any time. The Withdrawal Plan may be terminated or revised at any time by the Portfolio.

Withdrawal Plan payments should not be considered dividends, yields or income. If periodic Withdrawal Plan payments continuously exceed net investment income and net capital gains, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Shareholders should contact their dealer representative or the Trust for further information about the Withdrawal Plan.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Portfolio in the same Class from which such shares were redeemed or repurchased, at NAV next determined after a reinstatement request (made in writing to and approved by SCM), together with the proceeds, is received by the Transfer Agent.

INVOLUNTARY REDEMPTIONS. If the Portfolio is the only holding of a shareholder in the Trust, then due to the relatively high cost of maintaining small accounts, the Trust may redeem an account having a current value of $1,000 or less as a result of redemptions, but not as a result of a fluctuation in the Portfolio’s NAV after the shareholder has been given at least 30 days in which to increase the account balance to more than that amount. Involuntary redemptions may result in the liquidation of Portfolio holdings at a time when the value of those holdings is lower than the investor’s cost of the investment or may result in the realization of taxable capital gains.

REDEMPTION–IN-KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the Portfolio’s shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio’s net assets by a distribution-in-kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions-in-kind of portfolio securities will be subject to market risks on the securities received, and may incur brokerage commissions when subsequently disposing of those securities.

EXCHANGE PRIVILEGE. Shares of the Portfolio may be exchanged without payment of any exchange fee for shares of another portfolio of the Trust of the same Class at their respective NAVs. Please refer to the Trust’s Prospectus for the other portfolios with respect to the fees and expenses of investing in shares of the Trust’s other portfolios. The Trust may in the future offer an exchange feature involving shares of an unaffiliated fund group subject to receipt of appropriate regulatory relief.

There are special considerations when you exchange Portfolio shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of the Portfolio or a Saratoga Fund that does not charge a CDSC will not be counted. Thus, in effect the “holding period” for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC. In addition, shares that are exchanged into or from the Portfolio or a Saratoga Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into the Portfolio or a Saratoga Fund with a lower CDSC rate.

An exchange of shares is generally treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The exchange privilege is available to shareholders residing in any state in which Portfolio shares being acquired may be legally sold.

SCM reserves the right to reject any exchange request and the exchange privilege may be modified or terminated upon notice to shareholders in accordance with applicable rules adopted by the SEC.

With regard to redemptions and exchanges made by telephone, the Distributor and the Trust’s Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this Prospectus. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. The Distributor and the Transfer Agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS AND DISTRIBUTIONS. The Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a portfolio generally pays no federal income tax on the income and gains it distributes to you. The Portfolio declares and pays dividends from net investment income, if any, annually. Distributions of net realized long-term and short-term capital gains, if any, earned by the Portfolio will be made annually. The Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio. The amount of any distribution will vary, and there is no guarantee the Portfolio will pay either an income dividend or a capital gains distribution. Dividends derived from net investment income and distributions of net realized long and short-term capital gains paid by the Portfolio to a shareholder will be automatically reinvested (at current NAV) in additional shares of the Portfolio (which will be deposited in the shareholder’s account) unless the shareholder instructs the Trust, in writing, to pay all dividends and distributions in cash. Shares acquired by dividend and distribution reinvestment will not be subject to any CDSC and will be eligible for conversion on a pro rata basis.

ANNUAL STATEMENTS. You will be sent annually a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous calendar year, if any. The statement provides information on your dividends and capital gains for tax purposes. If any dividends are declared in October, November or December to shareholders of record in such months and paid in January of the following year, then such amounts will be treated for tax purposes as received by the shareholders on December 31 of the prior year. The Portfolio may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Portfolio makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Portfolio will send you a corrected Form 1099-DIV to reflect reclassified information.

AVOID “BUYING A DIVIDEND.” At the time you purchase your Portfolio shares, the Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Portfolio. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. For example, if you buy shares in the Portfolio shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. This is known as “buying a dividend.”

TAX CONSEQUENCES

The following tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Trust. Unless your investment in the Trust is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Portfolio makes distributions and when you sell Portfolio shares, including an exchange to another portfolio.

TAXES ON DISTRIBUTIONS. In general, if you are a taxable investor, Portfolio distributions are taxable to you as ordinary income, capital gains or some combination of both, whether you take them in cash or reinvest them in Portfolio shares. The Portfolio’s investment techniques, including use of short-sales, derivatives and high portfolio turnover rate, may result in more of the Portfolio’s income dividends and capital gains distributions being taxable to you at ordinary income tax rates than it would if it did not engage in such techniques.

For federal income tax purposes, any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Trust. Certain ordinary income dividends received by individuals may be taxed at the same rate as long-term capital gains if certain holding period and other requirements are satisfied. However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends by capital losses when calculating your net capital gains or losses. Certain ordinary income dividends received by corporations may be eligible for the corporate dividends received deduction if certain holding period and other requirements are satisfied. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal income tax and may result in a taxable gain or loss to you. Your exchange of Portfolio shares for shares of another portfolio is treated for tax purposes like a sale of your original Portfolio shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares. Given the Portfolio’s investment strategies, it is not expected that a significant portion of the Portfolio’s dividends will be eligible to be taxed at the same rate as long-term capital gains (in the case of shareholders that are individuals) or for the corporate dividends received deduction (in the case of shareholders that are corporations).

If a shareholder realizes a loss on the redemption or exchange of the Portfolio’s shares and reinvests in that portfolio’s shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

COST BASIS. The Portfolio (or its administrative agents) is required to report to the Internal Revenue Service and furnish to Portfolio shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012, and sold on or after that date). In the absence of an election, the Portfolio will use a default cost basis method which is the average cost method. The cost basis method elected by the Portfolio shareholder (or the cost basis method applied by default) for each sale of Portfolio shares may not be changed after the close of business on the trade date of each such sale of Portfolio shares. Portfolio shareholders should consult with their tax advisers prior to making redemptions to determine the best Internal Revenue Service accepted cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.

BACK-UP WITHHOLDING. By law, the Portfolio must withhold a portion of your taxable distributions and redemption proceeds unless you provide your correct social security number or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien). The Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount is currently 28% of your taxable distributions or redemption proceeds.

When you open your Portfolio account, you should provide your social security or tax identification number on your investment application. By providing this information, you can avoid being subject to federal backup withholding on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

OTHER. Portfolio distributions and gains from the sale or exchange of your Portfolio shares also may be subject to state and local taxes. If more than 50% of the Portfolio’s assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to generally take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio (subject to various limitations). In such a case shareholders would also need to include such foreign taxes in income.

FOREIGN SHAREHOLDERS. Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Portfolio, as discussed in more detail in the Statement of Additional Information.

MEDICARE TAX. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

This discussion of “Tax Consequences” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Portfolio.

ADDITIONAL INFORMATION

The Manager, SCM and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolio) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolio’s shares. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with incentive to favor sales of the shares of the Portfolio over other investment options. Any such payments will not change the NAV of the price of the Portfolio’s shares.

In addition, the Portfolio or the Distributor also may make payments to financial intermediaries for certain administrative services, including recordkeeping, sub-accounting and sub-transfer agency of shareholder accounts pursuant to an administrative services agreement with the Portfolio and/or its agents. The fees payable by the Portfolio under this category of services are subject to certain limitations approved by the Board of Trustees of the Trust and, to the extent paid, will increase expenses of the Portfolio. These expenses are not separately identified in the fee table under the section titled “Portfolio Summary – Fees and Expenses of the Portfolio” in this Prospectus, but are included within “Other Expenses” in the fee table.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the period of the Predecessor Portfolio’s operations. As a result of the Reorganization, the Portfolio is carrying forward the performance and accounting history of the Predecessor Portfolio, as the Predecessor Portfolio is the accounting survivor of the Reorganization. The fiscal year end of the Predecessor Portfolio is October 31, and the fiscal year end of the Portfolio is August 31. The performance, expenses and other information of the Predecessor Portfolio shown below may not be representative of the performance, expenses and other information of the Portfolio. Certain information reflects financial results for a single Predecessor Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Predecessor Portfolio (assuming reinvestment of all dividends and distributions). The financial highlights below are shown to provide shareholders with financial information about the Portfolio.

The financial information in the following tables for the Predecessor Portfolio’s fiscal year ended October 31, 2015 and for the period January 1, 2014 (commencement of the Predecessor Portfolio) through October 31, 2014 has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Predecessor Portfolio’s financial statements, are included in the Predecessor Portfolio’s October 31, 2015 Annual Report, which is available upon request.

The financial information in the following tables for the Predecessor Portfolio’s six months ended April 30, 2016 has not been audited by Deloitte & Touche LLP.

Financial Highlights (For a share outstanding throughout each period)

James Alpha Hedged High Income Portfolio - Class A Shares

	For the Year Ended October 31, 2015	For the Period January 1, 2014 (Commencement) to October 31, 2014
Net asset value, beginning of period	$9.86	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.54	0.36
Net realized and unrealized loss	(0.67)	(0.14)
Total from investment operations	(0.13)	0.22
DISTRIBUTIONS:
From net investment income	(0.53)	(0.36)
From net realized gains	(0.04)	-
Total distributions	(0.57)	(0.36)

Net (decrease) in net asset value	(0.70)	(0.14)
Net asset value, end of year	$9.16	$9.86
TOTAL RETURN(b)	(1.32)%	2.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$3,090	$4,190
Ratio of expenses to average net assets excluding fee waivers and reimbursements.	3.35%(c)	3.64%(c)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements.	2.30%(c)(e)	2.39%(c)(d)
Ratio of net investment income to average net assets	5.66%(c)	4.33%(c)(d)
Portfolio turnover rate(f)	91%	108%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Predecessor Portfolio shares. Returns shown exclude any applicable sales charges.
(c)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(d)	Annualized.
(e)	According to the Predecessor Portfolio shareholder services plan with respect to the Predecessor Portfolio’s Class A shares, any amount of such payment not paid during the Predecessor Portfolio fiscal year for such service activities shall be reimbursed to the Predecessor Portfolio as soon as practical after the end of the fiscal year. Fees were reimbursed to the Predecessor Portfolio during the period ended October 31, 2015, for the prior fiscal year in the amount of 0.09% of average net assets of Class A shares.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

Financial Highlights (For a share outstanding throughout each period)

James Alpha Hedged High Income Portfolio - Class A Shares

For the Six Months Ended April 30, 2016 (Unaudited)
Net asset value, beginning of period	$9.16
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.23
Net realized and unrealized loss	(0.24)
Total from investment operations	(0.01)
DISTRIBUTIONS:
From net investment income	(0.22)
From net realized gains	--
Total distributions	(0.22)

Net (decrease) in net asset value	(0.23)
Net asset value, end of period	$8.93
TOTAL RETURN(b)	(0.07)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,176
Ratio of expenses to average net assets excluding fee waivers and reimbursements.	3.54%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements.	2.39%(c)
Ratio of net investment income to average net assets	5.20%(c)
Portfolio turnover rate(d)	36%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Predecessor Portfolio shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

Financial Highlights (For a share outstanding throughout each period)

James Alpha Hedged High Income Portfolio - Class C Shares

	For the Year Ended October 31, 2015	For the Period January 1, 2014 (Commencement) to October 31, 2014
Net asset value, beginning of period	$9.85	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.48	0.31
Net realized and unrealized loss	(0.67)	(0.16)
Total from investment operations	(0.19)	0.15
DISTRIBUTIONS:
From net investment income	(0.46)	(0.30)
From net realized gains	(0.04)	-
Total distributions	(0.50)	(0.30)

Net (decrease) in net asset value	(0.69)	(0.15)
Net asset value, end of year	$9.16	$9.85
TOTAL RETURN(b)	(1.90)%	1.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$720	$1,587
Ratio of expenses to average net assets excluding fee waivers and reimbursements.	4.04%(c)	4.25%(c)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements.	2.99%(c)	2.99%(c)(d)
Ratio of net investment income to average net assets	4.98%(c)	3.70%(c)(d)
Portfolio turnover rate(e)	91%	108%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Predecessor Portfolio distributions or the redemption of Predecessor Portfolio shares. Returns shown exclude any applicable sales charges.
(c)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

Financial Highlights (For a share outstanding throughout each period)

James Alpha Hedged High Income Portfolio - Class C Shares

For the Six Months Ended April 30, 2016 (Unaudited)
Net asset value, beginning of period	$9.16
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20
Net realized and unrealized loss	(0.24)
Total from investment operations	(0.04)
DISTRIBUTIONS:
From net investment income	(0.19)
From net realized gains	--
Total distributions	(0.19)

Net (decrease) in net asset value	(0.23)
Net asset value, end of period	$8.93
TOTAL RETURN(b)	(0.39)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$560
Ratio of expenses to average net assets excluding fee waivers and reimbursements.	4.25%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements.	2.99%(c)
Ratio of net investment income to average net assets	4.57%(c)
Portfolio turnover rate(d)	36%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Predecessor Portfolio distributions or the redemption of Predecessor Portfolio shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

Financial Highlights (For a share outstanding throughout each period)

James Alpha Hedged High Income Portfolio - Class I Shares

	For the Year Ended October 31, 2015	For the Period January 1, 2014 (Commencement) to October 31, 2014
Net asset value, beginning of period	$9.85	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.57	0.38
Net realized and unrealized loss	(0.66)	(0.14)
Total from investment operations	(0.09)	0.24
DISTRIBUTIONS:
From net investment income	(0.56)	(0.39)
From net realized gains	(0.04)	-
Total distributions	(0.60)	(0.39)

Net (decrease) in net asset value	(0.69)	(0.15)
Net asset value, end of year	$9.16	$9.85
TOTAL RETURN(b)	(0.89)%	2.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$18,734	$18,915
Ratio of expenses to average net assets excluding fee waivers and reimbursements.	3.07%(c)	3.39%(c)(d)
Ratio of expenses to average net assets including fee waivers and reimbursements.	1.99%(c)	1.99%(c)(d)
Ratio of net investment income to average net assets	5.98%(c)	4.59%(c)(d)
Portfolio turnover rate(e)	91%	108%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Predecessor Portfolio distributions or the redemption of Predecessor Portfolio shares. Returns shown exclude any applicable sales charges.
(c)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

Financial Highlights (For a share outstanding throughout each period)

James Alpha Hedged High Income Portfolio - Class I Shares

For the Six Months Ended April 30, 2016 (Unaudited)
Net asset value, beginning of period	$9.16
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.25
Net realized and unrealized loss	(0.25)
Total from investment operations	--
DISTRIBUTIONS:
From net investment income	(0.23)
From net realized gains	--
Total distributions	(0.23)

Net (decrease) in net asset value	(0.23)
Net asset value, end of period	$8.93
TOTAL RETURN(b)	0.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$13,184
Ratio of expenses to average net assets excluding fee waivers and reimbursements.	3.24%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements.	1.99%(c)
Ratio of net investment income to average net assets	5.59%(c)
Portfolio turnover rate(d)	36%

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Predecessor Portfolio distributions or the redemption of Predecessor Portfolio shares. Returns shown exclude any applicable sales charges.
(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

Privacy Policy Notice for The Saratoga Advantage Trust

Rev. July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and wire transfer instructions

• account transactions and transaction history

• investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons The Saratoga Advantage Trust (“the Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-800-807-FUND

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.
How does The Trust collect my personal information?

We collect your personal information, for example, when you

• open an account or deposit money

• direct us to buy securities or direct us to sell your securities

• seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

• State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include financial companies such as Saratoga Capital Management, LLC.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Trust does not jointly market.

James alpha HEDGED HIGH INCOME PORTFOLIO

CLASS I SHARES (Ticker: INCIX)

CLASS A SHARES (Ticker: INCAX)

CLASS C SHARES (Ticker: INCCX)

PROSPECTUS

Additional information about the Portfolio’s investments will be available in the Trust’s Annual and Semi-Annual Reports to Shareholders. In the Trust’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during its last fiscal year. The Trust’s Statement of Additional Information also provides additional information about the Portfolio. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Annual Report, the Semi-Annual Report or the Statement of Additional Information, to request other information about the Trust, or to make shareholder inquiries, please call: 1-(800) 807- FUND.

You also may obtain information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, by calling your financial advisor or by visiting our Internet site at: www.saratogacap.com.

Information about the Trust, including the Annual and Semi-Annual Reports and the Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information about the Reference Room’s operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Trust’s Investment Company Act file number is 811-08542.

THE SARATOGA ADVANTAGE TRUST

STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 18, 2016

James Alpha Hedged High Income Portfolio (the “Portfolio”)

This STATEMENT OF ADDITIONAL INFORMATION (“SAI”) is not a PROSPECTUS. Investors should understand that this SAI should be read in conjunction with the Saratoga Advantage Trust’s (the “Trust”) Class I, Class A and Class C PROSPECTUS dated July 18, 2016 with respect to the James Alpha Hedged High Income Portfolio.

The Portfolio is newly organized. The Portfolio acquired the assets and liabilities of the ALPs/Westport Resources Hedged High Income Fund (the “Predecessor Portfolio”) prior to the opening of business on July 18, 2016. The Predecessor Portfolio’s unaudited financial statements in the Predecessor Portfolio’s semi-annual report for the period ended April 30, 2016 and the Predecessor Portfolio’s audited financial statements, including notes thereto and the report of Deloitte & Touche LLP (the Predecessor Portfolio’s independent registered public accounting firm), in the Predecessor Portfolio’s annual report for the fiscal year ended October 31, 2015 are herein incorporated by reference.

To obtain copies of any of the Trust’s Prospectus and/or Annual or Semi-Annual Shareholder Reports, when available, free of charge, please write Saratoga Capital Management, LLC, 1616 N. Litchfield Rd., Suite 165, Goodyear, Arizona 85395-1279 or call toll free at 1-800-807-FUND (1-800-807-3863).

FUND HISTORY

The Trust was organized as an unincorporated business trust under the laws of Delaware on April 8, 1994 and is a trust fund commonly known as a “business trust.” The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Portfolio is advised by investment advisers, also referred to herein as Sub-Advisers, managed by James Alpha Advisors, LLC (the “Manager” or “James Alpha”) and supervised by Saratoga Capital Management LLC (“Saratoga”).

The Portfolio acquired the assets and liabilities of the Predecessor Portfolio prior to the opening of business on July 18, 2016. The Portfolio has not yet commenced operations as of the date of this SAI and the Portfolio has adopted the historical performance of the Predecessor Portfolio. The Predecessor Portfolio was managed by ALPS Advisors, Inc. (“ALPS Advisors”) and Westport Resources Management, Inc. (“Westport Resources”), and sub-advised by the current Sub-Advisers to the Portfolio. The portfolio managers at the Sub-Advisers who were responsible for the day-to-day investment management of the Predecessor Portfolio’s assets allocated to each Sub-Adviser have not changed. The investment objectives and strategies of the Portfolio are substantially similar to that of the Predecessor Portfolio.

INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS

The Portfolio is a diversified fund within the meaning of the 1940 Act.

The investment objectives and policies of the Portfolio are described in the PROSPECTUS. A further description of the Portfolio’s investments and investment methods appears below. Principal investments of the Portfolio are described in the PROSPECTUS.

Recent Market Events. U.S. and international markets have been experiencing dramatic volatility. As a result, the securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, and increased likelihood of default and valuation difficulties. Accordingly, the risks of investing in the following securities in which the Portfolio may invest have increased.

Equity Securities. An equity security (such as a stock, partnership interest or other beneficial interest in an issuer) represents a proportionate share of the ownership of a company. Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Common stocks and preferred stocks are examples of equity securities. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

1

The risks of investing in companies in general include business failure and reliance on erroneous reports. To the extent the Portfolio is invested in the equity securities of small- or medium-size companies, it will be exposed to the risks of smaller sized companies. Small- and medium-size companies, directly or indirectly, often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines or services, markets or financial resources, or are dependent on a small management group. In addition, because these securities are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Portfolio. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Portfolio’s holdings.

CONVERTIBLE SECURITIES. The Portfolio may invest in fixed-income securities, which are convertible into common stock. Convertible securities rank senior to common stocks in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Portfolio at varying price levels above their investment values and/or their conversion values in keeping with the Portfolio’s objectives.

WARRANTS. The Portfolio may invest in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Portfolio’s entire investment therein).

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Other Investment Companies. The Portfolio may invest up to 100% of its net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”). The Portfolio’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. The return on the Portfolio’s investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Portfolio’s investment in an investment company may require the payment of a premium above the net asset value of the investment company’s shares, and the market price of the investment company’s assets. The Portfolio will not invest in any investment company of trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. The Portfolio limits its investments in securities issued by other investment companies in accordance with the 1940 Act or with certain terms and conditions of applicable exemptive orders issued by the U.S. Securities and Exchange Commission (“SEC”) and approved by the Board of Trustees. Section 12(d)(1) of the 1940 Act precludes the Portfolio from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Portfolio; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Portfolio. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Portfolio if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Portfolio and all affiliated persons of the Portfolio; and (ii) the Portfolio has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. SEC Rule 12d1-3 under the 1940 Act provides, however, that the Portfolio may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2 % provided the sales load and any service fee charged does not exceed limits set forth in applicable Financial Industry Regulatory Authority, Inc. (“FINRA”) rules.

If the Portfolio invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Portfolio exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Portfolio, the Portfolio will either seek instruction from the Portfolio’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of such security. In addition, an investment company purchased by the Portfolio pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. In addition to the advisory and operational fees the Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

Other rules under the 1940 Act and SEC exemptive orders on which the Portfolio may rely further relax the limits of Section 12(d)(1) of the 1940 Act.

Exchange-Traded Funds. An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day

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an entire portfolio of securities in a single security. Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF's operating expenses and transaction costs.

Although index mutual funds are similar to index-based ETFs, they are generally sold and redeemed only once per day at market close. The ETFs in which the Portfolio invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which the Portfolio invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted if (i) the listing exchange deems such action appropriate, (ii) the shares are de-listed from the exchange, or (iii) upon the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) that halt stock trading generally.

ETFs typically incur fees that are separate from those fees incurred directly by the Portfolio. Therefore, as a shareholder in an ETF (as with other investment companies), the Portfolio would bear its ratable share of that entity's expenses. At the same time, the Portfolio would continue to pay its own investment management fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in ETFs.

EXCHANGE-TRADED NOTES. The Portfolio may invest in exchange-traded notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Portfolio invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A decision to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

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An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

ADJUSTABLE RATE SECURITIES. The Portfolio may invest in adjustable rate securities (i.e., variable rate and floating rate instruments), which are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 397 days or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features, which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 397 days or less, or (2) at specified intervals, not exceeding 397 days, and upon 30 days’ notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, if final maturity exceeds 397 days or the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand if final maturity is within 397 days.

Floating rate instruments have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace. The interest rate on floating rate instruments is ordinarily determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit or an index of short-term interest rates. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

ZERO-COUPON SECURITIES. The Portfolio may invest in zero-coupon securities which make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause the Portfolio to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

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BELOW INVESTMENT GRADE DEBT SECURITIES. The Portfolio may invest in debt securities that are rated below “investment grade” by Standard and Poor’s Corporation (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) or, if unrated, are deemed by the Sub-Advisers or the Manager to be of comparable quality. Securities rated less than Baa by Moody’s or BBB by S&P are classified as below investment grade securities and are commonly referred to as “junk bonds” or high yield, high risk securities. Debt rated BB, B, CCC, CC and C and debt rated Ba, B, Caa, Ca, C is regarded by S&P and Moody’s, respectively, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. For S&P, BB indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. For Moody’s, Ba indicates the lowest degree of speculation and C the highest degree of speculation for below investment grade securities. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Similarly, debt rated Ba or BB and below is regarded by the relevant rating agency as speculative. Debt rated C by Moody’s or S&P is the lowest rated debt that is not in default as to principal or interest, and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Such securities are also generally considered to be subject to greater risk than securities with higher ratings with regard to a deterioration of general economic conditions. Excerpts from S&P’s, Moody’s, and Fitch descriptions of their bond ratings are contained in Appendix A to this SAI.

Ratings of debt securities represent the rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, since rating agencies may fail to make timely changes in credit ratings in response to subsequent events, the Sub-Advisers or the Manager continuously monitor the issuers of high yield bonds to determine if the issuers will have sufficient cash flows and profits to meet required principal and interest payments. The achievement of the Portfolio’s investment objectives may be more dependent on a Sub-Adviser’s or the Manager’s own credit analysis than might be the case for a fund which invests in higher quality bonds. The Portfolio may retain a security whose rating has been changed. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Similarly, certain emerging market governments that issue lower quality debt securities are among the largest debtors to commercial banks, foreign governments and supranational organizations such as the World Bank and may not be able or willing to make principal and/or interest repayments as they come due. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Lower quality debt securities frequently have call or buy-back features, which would permit an issuer to call or repurchase the security

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from the Portfolio. In addition, the Portfolio may have difficulty disposing of lower quality securities because they may have a thin trading market. There may be no established retail secondary market for many of these securities, and the Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio’s holdings. The Portfolio may also acquire lower quality debt securities during an initial underwriting or which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

In addition to the foregoing, factors that could have an adverse effect on the market value of lower quality debt securities in which the Portfolio may invest include: (i) potential adverse publicity, (ii) heightened sensitivity to general economic or political conditions and (iii) the likely adverse impact of a major economic recession. The Portfolio may also incur additional expenses to the extent the Portfolio is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Portfolio may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies for defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government’s willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements. The Sub-Advisers or the Manager attempt to minimize the speculative risks associated with investments in lower quality securities through credit analysis and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objectives and policies of the Portfolio and consider their ability to assume the investment risks involved before making an investment. The Portfolio may also invest in unrated debt securities. Unrated debt securities, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for an issue, among other factors, certain issuers may decide not to pay the cost of obtaining a rating for their bonds. The Sub-Advisers or the Manager will analyze the creditworthiness of the issuer of an unrated security, as well as any financial institution or other party responsible for payments on the security.

Bank Loans. Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, the Portfolio becomes a member of a syndicate of lenders. Certain bank loans are illiquid, meaning the Portfolio may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Portfolio’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to the Portfolio, a reduction in the value of the loan,

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and a potential decrease in the Portfolio’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments. However, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower in the bank loan market. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.

INFLATION-INDEXED BONDS. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Department of the Treasury (the “Treasury”) and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the consumer price index (“CPI”) accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

CERTIFICATES OF DEPOSIT AND BANKERS’ ACCEPTANCES. The Portfolio may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held

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by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COLLATERALIZED MORTGAGE OBLIGATIONS. The Portfolio may invest in collateralized mortgage obligations (“CMOs”), which are mortgage-backed securities (“MBS”) that are collateralized by mortgage loans or mortgage pass-through securities, and multi-class pass-through securities, which are equity interests in a trust composed of mortgage loans or other MBS. Unless the context indicates otherwise, the discussion of CMOs below also applies to multi-class pass through securities.

CMOs may be issued by governmental or government-related entities or by private entities, such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market traders. CMOs are issued in multiple classes, often referred to as "tranches," with each tranche having a specific fixed or floating coupon rate and stated maturity or final distribution date. Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the holders of the CMOs. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds.

Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular CMO may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third-party guarantees is insufficient to make payments, the Portfolio could sustain a loss. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other types of mortgage securities. As a result, it may be difficult or impossible to sell the securities at an advantageous time or price.

Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit, or other credit enhancing features. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies and instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies and instrumentalities or any other person or entity. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow. Yields on privately issued CMOs have been historically higher than the yields on CMOs backed by mortgages

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guaranteed by U.S. government agencies and instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the U.S. Government has not guaranteed them.

New types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. For example, an inverse interest-only class CMO entitles holders to receive no payments of principal and to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Under certain of these newer structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of MBS. CMOs may include real estate investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invests in certain mortgages principally secured by interests in real property.

COMMERCIAL PAPER. The Portfolio may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

INFORMATION ON TIME DEPOSITS AND VARIABLE RATE NOTES. The Portfolio may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits, which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% limit on illiquid investments for the Portfolio.

The commercial paper obligations, which the Portfolio may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Portfolio as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolio and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the Portfolio’s Sub-Advisers or the Manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Portfolio’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

ILLIQUID OR RESTRICTED SECURITIES. The Portfolio may invest in illiquid or restricted securities in accordance with the investment restrictions described under “Investment Restrictions.” Restricted securities may be sold only in privately negotiated

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transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in accordance with procedures prescribed by the Board of Trustees of the Trust. If through the appreciation of illiquid securities or the depreciation of liquid securities, the Portfolio should be in a position where more than 15% of the value of its net assets is invested in illiquid assets, including restricted securities, the Portfolio will take appropriate steps to protect liquidity. Such steps may include refraining from purchasing illiquid securities or selling or exchanging a portion of the illiquid securities for more liquid securities.

UNREGISTERED SECURITIES. Notwithstanding the above, the Portfolio may purchase securities, which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers to trade in privately placed securities even though such securities are not registered under the 1933 Act. Each Sub-Adviser or the Manager, under the supervision of the Board of Trustees of the Trust, acting under guidelines approved and monitored by the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio’s restriction of investing no more than 15% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Sub-Advisers or the Manager will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Sub-Advisers or the Manager could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchases, (3) any dealer undertakings to make a market and (4) the nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored, and if as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Portfolio’s holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 15% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

INSURED BANK OBLIGATIONS. The Portfolio may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”). The Portfolio may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, the Portfolio will treat such obligations as subject to the 15% limit for illiquid investments set forth in the section “Illiquid or Restricted Securities” above unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

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Borrowing. The Portfolio may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in the Portfolio’s net asset value and on the Portfolio’s investments. Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay, the Portfolio’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Portfolio will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

The Portfolio may also borrow funds to meet redemptions or for emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Portfolio to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Portfolio may be required to dispose of some of its portfolio holdings within three days in order to reduce the Portfolio’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

Borrowing by the Portfolio creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Portfolio.

LENDING PORTFOLIO SECURITIES. To generate income for the purpose of helping to meet its operating expenses, the Portfolio may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the Portfolio’s assets taken at value. The Portfolio’s loans of securities will be collateralized by cash, letters of credit or U.S. government securities. The cash or instruments collateralizing the Portfolio’s loans of securities will be maintained at all times in a segregated account with the Portfolio’s custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, the Portfolio is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially. The Trust’s custodian bank (the “Custodian”) arranges for the Portfolio’s securities loans and manages collateral received in connection with these loans. The Portfolio bears the entire risk of loss with respect to reinvested collateral. A portion of the profits generated from lending portfolio securities is paid to the Fund's collateral reinvestment agent. Any costs of lending are not included in the Portfolio’s fee tables contained in the Prospectus. The Portfolio is obligated to recall loaned securities so that they may exercise voting rights on loaned securities according to the Portfolio’s proxy voting policies if the Portfolio has knowledge that a vote concerning a material event regarding the securities will occur.

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WHEN-ISSUED SECURITIES. The Portfolio may take advantage of offerings of eligible portfolio securities on a “when-issued” basis, i.e., delivery of and payment for such securities take place sometime after the transaction date on terms established on such date. Normally, settlement on U.S. government securities takes place within ten days. The Portfolio only will make when-issued commitments on eligible securities with the intention of actually acquiring the securities. If the Portfolio chooses to dispose of the right to acquire a when-issued security (prior to its acquisition), it could, as with the disposition of any other Portfolio obligation, incur a gain or loss due to market fluctuation. No when-issued commitments will be made if, as a result, more than 15% of the net assets of the Portfolio would be so committed. This type of transaction may give rise to a form of leverage. To mitigate leveraging risk, the Portfolio will earmark liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leveraging may cause the portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s securities.

HEDGING. The Portfolio may use certain instruments to hedge the Portfolio’s positions (“Hedging Instruments”). To engage in short hedging, the Portfolio may, for example, (i) sell financial futures; (ii) purchase puts on such futures or on individual securities held by it (“Portfolio securities”) or securities indexes; or (iii) write calls on Portfolio securities or on financial futures or securities indexes. To engage in long hedging, the Portfolio may, for example, (i) purchase financial futures, or (ii) purchase calls or write puts on such futures or on Portfolio securities or securities indexes.

Additional information about the Hedging Instruments that the Portfolio may use is provided below.

FINANCIAL FUTURES. No price is paid or received upon the purchase of a financial future. Upon entering into a futures transaction, the Portfolio will be required to deposit an initial margin payment equal to a specified percentage of the contract value. Initial margin payments will be deposited with the futures commission merchant. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the futures commission merchant on a daily basis. Prior to expiration of the future, if the Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash may be required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. Although certain financial futures by their terms call for the actual delivery or acquisition of the specified debt security, in most cases the obligation is fulfilled by closing the position or entering into an offsetting position. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

The Portfolio may elect to close out some or all of its futures positions at any time prior to their expiration. The Portfolio might do so to reduce exposure represented by long futures positions or short futures positions. The Portfolio may close out its positions by taking opposite positions, which would operate to terminate its position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain. Futures contracts may be closed out only on the exchange or board of trade where the contracts were

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initially traded. Although the Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In the event that a liquid market does not exist, it might not be possible to close out a futures contract, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Portfolio would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, negatively correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Common types of futures contracts include:

Commodity Futures. A commodity futures contract is an exchange-traded contract to buy or sell a particular commodity at a specified price at some time in the future. Commodity futures contracts are highly volatile; therefore, the prices of fund shares may be subject to greater volatility to the extent it invests in commodity futures.

Currency Futures: A currency futures contract is a standardized, exchange-traded contract to buy or sell a particular currency at a specified price at a future date (commonly three months or more). Currency futures contracts may be highly volatile and thus result in substantial gains or losses to the Portfolio.

Index Futures: A stock index futures contract is an exchange-traded contract that provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the date specified in the contract and the price agreed upon in the futures contract. No physical delivery of stocks comprising the index is made.

Interest Rate Futures: An interest-rate futures contract is an exchange-traded contact in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures and Eurodollar futures contracts. The specified security for U.S. Treasury futures is a U.S. Treasury security. The specified rate for Eurodollar futures is the London Interbank Offered Rate (“LIBOR”) which is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market.

Security Futures: A security futures contract is an exchange-traded contract to purchase or sell, in the future, a specified quantity of a security (other than a Treasury security, or a narrow-based securities index) at a certain price.

PUTS AND CALLS. When the Portfolio writes an American call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than nine months), or, if a European call, upon the option expiration date, at a fixed exercise price (which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised,

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the Portfolio forgoes any possible profit from an increase in market price over the exercise price. The Portfolio may, in the case of listed options, purchase calls in “closing purchase transactions” to terminate a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A profit may be realized if the call lapses unexercised, because the Portfolio retains the underlying security and the premium received. With respect to certain listed options, sixty percent of any such profits are considered long-term gains and forty percent are considered short-term gains for federal tax purposes. If, due to a lack of a market, the Portfolio could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. The Portfolio’s Custodian, or a securities depository acting for the Custodian, will act as the Portfolio’s escrow agent, through the facilities of the Options Clearing Corporation (“OCC”) in connection with listed calls, as to the securities on which the Portfolio has written calls, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Portfolio’s entering into a closing purchase transaction.

When the Portfolio purchases an American call option (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period (or on a certain date for European call options) at a fixed exercise price. The Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the call price plus the transaction costs and the premium paid for the call and the call is exercised or sold. If a call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to purchase the underlying investment.

With over-the-counter (“OTC”) options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the transaction dealer, without the intermediation of a third party such as the OCC. If a transacting dealer fails to make delivery on the U.S. government securities underlying an option it has written, in accordance with the terms of that option as written the Portfolio could lose the premium paid for the option as well as any anticipated benefit of the transaction. In the event that any OTC option transaction is not subject to a forward price at which the Portfolio has the absolute right to repurchase the OTC option which it has sold, the value of the OTC option purchased and of the Portfolio assets used to “cover” the OTC option will be considered “illiquid securities” and will be subject to the Portfolio’s limit on illiquid securities. The “formula” on which the forward price will be based may vary among contracts with different primary dealers, but it will be based on a multiple of the premium received by the Portfolio for writing the option plus the amount, if any, of the option’s intrinsic value, i.e., current market value of the underlying securities minus the option’s strike price.

An American put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period (or on a certain date for European call options). The investment characteristics of writing a put covered by earmarked liquid assets equal to the exercise price of the put are similar to those of writing a covered call. The premium paid on a put written by the Portfolio represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the

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investment may fall below the exercise price. If the put expires unexercised, the Portfolio (as writer) realizes a gain in the amount of the premium. If the put is exercised, the Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Portfolio may incur a loss upon disposition, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

When writing put options, to secure its obligation to pay for the underlying security, the Portfolio will (1) direct the Custodian to earmark liquid assets with a value equal to at least the exercise price of the option, (2) own an offsetting (“covered”) position in securities or other option, or (3) some combination of earmarking liquid assets and owning an offsetting position. To the extent the Portfolio secures its obligation by earmarking liquid assets, the Portfolio forgoes the opportunity of trading the earmarked assets or writing calls against those assets. As long as the Portfolio’s obligation as a put writer of an American put continues, the Portfolio may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Portfolio to purchase the underlying security at the exercise price. The Portfolio has no control over when it may be required to purchase the underlying security for an American put option, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon the earlier of the expiration of the put, or the consummation by the Portfolio of a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

The Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put to it. Furthermore, effecting such a closing purchase transaction will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

When the Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment at a fixed exercise price to a seller of a corresponding put on the same investment during the put period if it is an American put option (or on a certain date if it is a European put option). Buying a put on securities or futures held by it permits the Portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. In the event of a decline in the market, the Portfolio could exercise, or sell the put option at a profit that would offset some or all of its loss on the Portfolio securities. If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put will become worthless at its expiration date and the purchasing Portfolio will lose the premium paid and the right to sell the underlying securities; the put may, however, be sold prior to expiration (whether or not at a profit). Purchasing a put on futures or securities not held by it permits the Portfolio to protect its Portfolio securities against a decline in the market to the extent that the prices of the future or securities underlying the put move in a similar pattern to the prices of the securities in the Portfolio.

An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist

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for any particular option. The Portfolio’s option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by the Portfolio may cause the Portfolio to sell from its Portfolio securities to cover the call, thus increasing its turnover rate in a manner beyond the Portfolio’s control. The exercise of puts on securities or futures will increase portfolio turnover. Although such exercise is within the Portfolio’s control, holding a put might cause the Portfolio to sell the underlying investment for reasons which would not exist in the absence of the put. The Portfolio will pay a brokerage commission every time it purchases or sells a put or a call or purchases or sells a related investment in connection with the exercise of a put or a call.

The Staff of the SEC has taken the position that purchased dealer options (OTC) and the assets used to secure written dealer options are illiquid securities. The Portfolio may treat the cover used for written OTC options as liquid if the dealer agrees that the Portfolio may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Portfolio will treat OTC options as subject to the Portfolio’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Portfolio will change its treatment of such instrument accordingly.

REGULATORY ASPECTS OF HEDGING INSTRUMENTS. Transactions in options by the Portfolio are subject to limitations established (and changed from time to time) by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or on different exchanges, or are held in one or more accounts, or through one or more different exchanges, or through one or more brokers. Thus, the number of options which the Portfolio may write or hold may be affected by options written or held by other investment companies and discretionary accounts of the Portfolio’s Sub-Advisers or the Manager, including other investment companies having the same or an affiliated investment adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Due to requirements under the 1940 Act, when the Portfolio sells a cash-settled future, it will segregate on its books, cash or readily marketable short-term (maturing in one year or less) debt instruments in an amount equal to the market value of such future, less the margin deposit applicable to it. When the Portfolio sells a physically settled future, it will segregate such debt instruments in an amount equal to the notional value of such future, less the margin deposit applicable to it.

COMMODITY EXCHANGE ACT (“CEA”) EXCLUSION. James Alpha, with respect to the Portfolio, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the CEA, as amended, and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Portfolio’s operations.

POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks with respect to futures and options discussed in the Prospectus and above, there is a risk in selling futures that the prices of futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Portfolio’s securities. The ordinary spreads between prices in the cash and future markets are subject to distortions due to differences in the natures of those markets. First, all

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participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

When the Portfolio uses Hedging Instruments to establish a position in the market as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures or on a particular security, it is possible that the market may decline. If the Portfolio then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the securities purchased.

Transactions in Hedging Instruments may also result in certain federal income tax consequences described below under the heading “Certain Tax Considerations.”

Swap Agreements. The Portfolio may enter into swap agreements for purposes of attempting to gain exposure to equity or debt securities, interest rates, currencies, commodities or other investments without actually purchasing those securities or instruments, or to hedge a position. OTC swap agreements are two-party contracts entered into for periods ranging from a day to more than one year. In a standard OTC “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Under Dodd-Frank, certain standardized swap agreements have become subject to mandatory clearing through a central clearinghouse.  Currently interest rate swap agreements and certain credit default swap agreements are required to be cleared.  The Dodd-Frank Act and related CFTC and SEC regulation will also require exchange-trading of those swaps that are subject to mandatory clearing.  Exchange-trading of interest rate swaps is expected to occur in 2014.

Most swap agreements entered into by the Portfolio calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements typically do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis and if the other party to a swap agreement defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. The mandated clearing of standardized swaps is intended, in part, to reduce the risk of counterparty defaults.

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The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian. The Portfolio will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Portfolio’s investment restriction concerning senior securities.

Because OTC swap agreements are two-party contracts and because they may have terms of greater than seven days, OTC swap agreements may be considered to be illiquid for the Portfolio’s illiquid investment limitations. The Portfolio will not enter into any OTC swap agreement unless the Manager and/or Sub-Advisers believe that the other party to the transaction is creditworthy. The Portfolio bears the risk of loss of the amount expected to be received under an OTC swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Cleared swaps will be entered into through a futures broker, and the Portfolio will similarly not enter into a swap clearing relationship unless the Manager and/or Sub-Advisers believe the futures broker is creditworthy.

The Portfolio may enter into a swap agreement in circumstances where the Manager and/or Adviser believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index. The counterparty to any OTC swap agreement entered into by the Portfolio will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Portfolio will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Portfolio on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Portfolio on the notional amount.

Commonly used swap agreements include:

Credit Default Swaps (“CDS”): Typically, an OTC agreement between two parties where the first party agrees to make one or more payments to the second party, while the second party assumes the risk of certain defaults, generally a failure to pay or bankruptcy of the issuer on a referenced debt obligation. CDS transactions are often individually negotiated and structured. The Portfolio may enter into CDS to, for example, create long or short exposure to domestic or foreign corporate debt securities or sovereign debt securities. As noted above, certain CDSs are now subject to mandatory clearing under the Dodd-Frank Act and applicable CFTC regulation.

The Portfolio may buy a CDS (buy credit protection). In this type of transaction the Portfolio makes a stream of payments based on a fixed interest rate (the premium) over the life of the swap in exchange for a counterparty (the seller) taking on the risk of default of a referenced debt obligation (the Reference Obligation). If a credit event occurs with respect to the

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Reference Obligation, the Portfolio would cease making premium payments and, if physically settled CDS, it would deliver defaulted bonds to the seller. In return, the seller would generally pay the par value of the Reference Obligation to the Portfolio. Alternatively, the two counterparties may agree to cash settlement in which the seller delivers to the Portfolio (buyer) the difference between the market value and the par value of the Reference Obligation. If no event of default occurs, the Portfolio pays the fixed premium to the seller for the life of the contract, and no other exchange occurs.

Alternatively, the Portfolio may sell a CDS (sell credit protection). In this type of transaction the Portfolio will receive premium payments from the buyer in exchange for taking the risk of default of the Reference Obligation. If a credit event occurs with respect to the Reference Obligation, the buyer would cease to make premium payments to the Portfolio and, if physically settled CDS, deliver the Reference Obligation to the Portfolio. In return, the Portfolio would pay the par value of the Reference Obligation to the buyer. Alternatively, the two counterparties may agree to cash settlement in which the Portfolio would pay the buyer the difference between the market value and the par value of the Reference Obligation. If no event of default occurs, the Portfolio receives the premium payments over the life of the contract, and no other exchange occurs.

Credit Default Index (“CDX”). A CDX is a CDS referencing an index of Reference Obligations. Many types of CDX are now subject to mandatory clearing. CDX allows an investor to attempt to manage credit risk or to take a position on a basket of credit entities in a more efficient manner than transacting in single name CDS. If a credit event occurs with respect to one of the Reference Obligations, the protection may be paid out via the delivery of the defaulted bond by the buyer of protection in return for payment of the par value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. New series of CDX are issued on a regular basis.

Currency Swap: An agreement between two parties pursuant to which the parties exchange a U.S. dollar-denominated payment for a payment denominated in a different currency.

Interest Rate Swap: An agreement between two parties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount. In other words, Party A agrees to make periodic payments to Party B based on a fixed interest rate and in return Party B agrees to make periodic payments to Party A based on a variable interest rate.

Total Return Swap: An agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.

EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies, and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. Foreign companies generally are not subject to

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uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Portfolio’s interest and dividends from foreign issuers maybe subject to non-U.S. withholding taxes, thereby reducing the Portfolio’s net investment income.

Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments. Because the Portfolio may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Many of these activities constitute “derivatives” transactions.

The Portfolio may invest in issuers domiciled in “emerging markets,” those countries determined by the Sub-Advisers or the Manager to have developing or emerging economies and markets. Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. In addition, some emerging market countries impose transfer taxes or fees on a capital market transaction. Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that the Sub-Advisers or the Manager will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in OTC markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve

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substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. American Depositary Receipts (“ADRs”), as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

The Portfolio may also invest in ADRs, GDRs, EDRs, foreign securities traded on a national securities market and may purchase and sell foreign currency on a spot basis and enter into forward currency contracts. Generally, ADRs and GDRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. Issuers of the stock of ADRs not sponsored by such underlying issuers are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs. To the extent the Portfolio invests in securities in bearer form, such as EDRs, it may be more difficult to recover securities in the event such securities are lost or stolen.

PARTICIPATION NOTES. P-Notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security.

P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, subjecting the Portfolio to counterparty risk. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a P-Note will equal the underlying value of the foreign company or foreign securities market that it seeks to

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replicate. As the purchaser of a P-Note, the Portfolio is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the Portfolio would lose its investment. The risk that the Portfolio may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Portfolio purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in the Portfolio. The ability of the Portfolio to value its securities becomes more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of the Portfolio’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for the Portfolio to accurately assign a daily value to such securities.

STRUCTURED NOTES. The Portfolio may invest in structured notes and indexed securities. Structured notes are derivative debt instruments, the interest rate or principal of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments). Indexed securities may include structured notes and other securities wherein the interest rate or principal are determined by a reference instrument. Most structured notes and indexed securities are fixed income securities that have maturities of three years or less. The interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate. The reference instrument need not be related to the terms of the indexed security. Structured notes and indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates), and may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. In addition to the credit risk of the structured note or indexed security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain structured notes or indexed securities in which the interest rate, or exchange rate in the case of currency, is linked to a referenced instrument, the rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to the Portfolio.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying

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residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by Government National Mortgage Association (“Ginnie Mae”) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is Ginnie Mae. Ginnie Mae is authorized to guarantee, with the full faith and credit of the United States, the timely payment of principal and interest on securities issued by lending institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and is backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by Ginnie Mae, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the United States) include Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Association (“Freddie Mac”). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the United States.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac each may borrow from the Treasury to meet its obligations, but the Treasury is under no obligation to lend to Fannie Mae or Freddie Mac. In September 2008, the Treasury announced that the government would be taking over Fannie Mae and Freddie Mac and placing the companies into a conservatorship. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Portfolio does not purchase interests in pools created by such non-governmental issuers.

EVENT-LINKED BONDS. The Portfolio may invest in event-linked bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific

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magnitude. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Portfolio may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the Portfolio to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the Portfolio’s investments in an event-linked bond may be priced using fair value methods. As a relatively new type of financial instrument, there is limited trading history for these securities, and there can be no assurance that a liquid market for these instruments will develop or that if a liquid market is developed, that it will remain liquid under all circumstances.

FOREIGN CURRENCY TRANSACTIONS. When the Portfolio agrees to purchase or sell a security in a foreign market it will generally be obligated to pay or entitled to receive a specified amount of foreign currency and will then generally convert dollars to that currency in the case of a purchase or that currency to dollars in the case of a sale. The Portfolio will conduct their foreign currency exchange transactions either on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market, or through entering into forward foreign currency contracts (“forward contracts”) to purchase or sell foreign currencies. The Portfolio may enter into forward contracts in order to lock in the U.S. dollar amount it must pay or expects to receive for a security it has agreed to buy or sell. The Portfolio may also enter into forward currency contracts with respect to the Portfolio’s positions when it believes that a particular currency may change unfavorably compared to the U.S. dollar. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Portfolio will segregate on its books, U.S. government securities or debt securities in a separate account of the Portfolio in an amount equal to the value of the Portfolio’s total assets committed to the consummation of any such contract in such account. If, rather than cash, portfolio securities are used to secure such a forward contract, on the settlement of the forward contract for delivery by the Portfolio of a foreign currency, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same settlement date, the same amount of foreign currency.

The Portfolio may effect currency hedging transactions in foreign currency futures contacts, exchange-listed and OTC call and put options on foreign currency futures contracts and on foreign currencies. The use of forward futures or options contracts will not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intend to purchase or sell. They simply establish a rate of exchange for a future point in time. Additionally, while these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, their use tends to limit any potential gain which might result

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from the increase in value of such currency. In addition, such transactions involve costs and may result in losses.

Although the Portfolio values its assets in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies to U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

The transactions described in this section may also give risk to certain federal income tax consequences described below under the heading “Certain Tax Considerations.”

ADDITIONAL RISKS. Securities in which the Portfolio may invest are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors and shareholders, such as the federal bankruptcy laws and federal, state and local laws which may be enacted by Congress or the state legislatures extending the time for payment of principal or interest, or both or imposing other constraints upon enforcement of such obligations.

RATINGS OF CORPORATE AND MUNICIPAL DEBT OBLIGATIONS. Moody’s, S&P and Fitch are private services that provide ratings of the credit quality of debt obligations, including issues of corporate and municipal securities. A description of the range of ratings assigned to corporate and municipal securities by Moody’s, S&P and Fitch is included in Appendix A to this SAI. The Portfolio may use these ratings in determining whether to purchase, sell or hold a security. These ratings represent Moody’s, S&P’s and Fitch’s opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and ratings may have different market prices. Subsequent to its purchase by the Portfolio an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The Sub-Advisers or the Manager will consider such an event in determining whether the Portfolio should continue to hold the obligation but will dispose of such securities in order to limit the holdings of debt securities rated below investment grade to less than 5% of the assets of the Portfolio. If a security is given different ratings by different nationally recognized statistical rating organizations, the Portfolio’s advisers consider the security's rating to be the highest rating of the ratings.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax (and also, when available, from the federal alternative minimum tax) are rendered by bond counsel to the issuing authorities at the time of issuance. Neither the Portfolio nor its Sub-Advisers or the Manager will review the proceedings relating to the issuance of municipal securities or the basis for such opinions. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors such as the federal bankruptcy laws and federal, state and local laws which may be enacted to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There also is the possibility that, as a result of litigation or other conditions, the power or ability of

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issuers to meet their obligations for the payment of principal and interest on their municipal securities may be materially adversely affected.

RESETS. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Portfolio may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

CAPS AND FLOORS. The underlying mortgages, which collateralize the ARMs in which the Portfolio invests, will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down:

      (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Portfolio invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Portfolio invests to be shorter than the maturities stated in the underlying mortgages.

MUNICIPAL NOTES. For liquidity purposes, pending investment in municipal bonds, or on a temporary or defensive basis due to market conditions, the Portfolio may invest in tax-exempt short-term debt obligations (maturing in one year or less). These obligations, known as “municipal notes,” include tax, revenue and bond anticipation notes, construction loan notes and tax-exempt commercial paper, which are issued to obtain funds for various public purposes; the interest from these Notes is also exempt from federal income taxes. The Portfolio will limit its investments in municipal notes to those which are rated, at the time of purchase, within the two highest grades assigned by Moody’s or the two highest grades assigned by S&P or Fitch, or if unrated, which are of comparable quality in the opinion of the Sub-Advisers.

MUNICIPAL BONDS. Municipal bonds include debt obligations of a state, a territory, or a possession of the United States, or any political subdivision thereof (e.g., countries, cities, towns, villages, districts, authorities) or the District of Columbia issued to obtain funds for various purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to public or private institutions for the construction of facilities such as education, hospital and housing facilities. In addition, certain types of private activity bonds may be issued by or on behalf of public authorities to obtain funds to provide privately

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operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal bonds if the interest paid thereon is at the time of issuance, in the opinion of the issuer’s bond counsel, exempt from federal income tax. The current federal tax laws, however, substantially limit the amount of such obligations that can be issued in each state.

The two principal classifications of municipal bonds are “general obligation” and limited obligation or “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest, whereas revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Private activity bonds that are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity revenue bonds is usually directly related to the credit standing of the industrial user involved. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the collateral security of municipal bonds, both within and between the two principal classifications described above.

REPURCHASE AGREEMENTS. The Portfolio may invest without limit in repurchase agreements. A repurchase agreement is effectively a loan whereby an instrument under which the investor (such as the Portfolio) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The Portfolio will enter into repurchase agreements only where (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio’s investment guidelines would allow it to purchase directly, (ii) the market value of the underlying security, including interest accrued, will be at all times at least equal to the value of the repurchase agreement, and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Portfolio’s custodian. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by the Portfolio for a duration of more than seven days if, as a result, more than 15% of the net asset value of the Portfolio would be invested in such agreements or other securities, which are illiquid.

The Portfolio will assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, the Portfolio could incur costs in connection with the disposition of the collateral if the seller were to default. The Portfolio will enter into repurchase agreements only with sellers deemed to be creditworthy by the Portfolio’s Sub-Advisers or the Manager or the Board of Trustees, or pursuant to guidelines established by the Board of Trustees of the Trust and only when the economic benefit to the Portfolio is believed to justify the attendant risks. The Portfolio has adopted standards for the sellers with whom they will enter into repurchase agreements. The Board of Trustees of the Trust believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the

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repurchase agreement. The Portfolio may enter into repurchase agreements only with well-established securities dealers or with member banks of the Federal Reserve System.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities to a bank or other institution with an agreement that an investor (such as the Portfolio) will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Portfolio with proceeds of the transaction may decline below the repurchase price of the securities sold by the Portfolio that it is obligated to repurchase. The Portfolio will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. Reverse repurchase agreements may be considered to be a type of borrowing. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose and up to 5% of the fund's total assets from banks and other lenders for temporary purposes. The Portfolio will segregate assets in an amount at least equal to the repurchase price of the securities when engaging in all reverse repurchase transactions.

SHORT SALES. The Portfolio may sell securities short. A short sale is a transaction in which the Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Portfolio makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Portfolio is required to make a margin deposit in connection with such short sales; the Portfolio may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio covers its short position, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Portfolio sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).

LARGE SHAREHOLDER REDEMPTIONS. Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of the Portfolio’s shares. Redemptions by large account holders of their shares in the Portfolio may impact the Portfolio’s liquidity and net asset value. These redemptions may also force the Portfolio to sell securities at a time when the Sub-Advisers or the Manager would otherwise not choose to sell, which may negatively impact the Portfolio’s performance, as well as increase the Portfolio’s trading costs and its taxable distributions to shareholders.

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Special Risks Related to Cyber Security. The Portfolio and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Portfolio and its service providers use to service the Portfolio's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Portfolio and its service providers. Cyber attacks against or security breakdowns of the Portfolio or its service providers may adversely impact the Portfolio and its shareholders, potentially resulting in, among other things, financial losses; the inability of Portfolio shareholders to transact business and the Portfolio to process transactions; inability to calculate the Portfolio's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Portfolio may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Portfolio invests, which may cause the Portfolio's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

PORTFOLIO TURNOVER. The following table summarizes the portfolio turnover rates for the Predecessor Portfolio for the periods noted.

Fiscal Year Ended October 31, 2015	Fiscal Year Ended October 31, 2014(1)
91%	108%

(1) Since the Predecessor Portfolio’s inception on December 31, 2013.

INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the Prospectus. For purposes of the following restrictions and those contained in the prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) except for the limitation applicable to borrowing money, any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the Portfolio’s investment policies and limitations.

The Portfolio’s fundamental investment policies and limitations may be changed only with the consent of a “majority of the outstanding voting securities” of the particular Portfolio. As used in this SAI, the term “majority of the outstanding voting securities” means the lesser of (1) 67% of the shares of the Portfolio present at a meeting where the holders of more than 50% of the outstanding shares of a Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Portfolio. Shares of the Portfolio will be voted separately on matters affecting only the Portfolio, including approval of changes in the fundamental investment policies of the Portfolio.

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The investment objectives of the Portfolio may be changed by the Board of Trustees without shareholder approval. All investment policies and restrictions that are not identified as fundamental may be changed with Board approval and do not require a shareholder vote.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The Portfolio may not:

     1. With respect to 75% of its total assets taken at market value, invest more than 5% of its total assets in the securities of any one issuer, except obligations of, or guaranteed by, the U.S. government, its agencies, or instrumentalities, if, as a result, more than 5% of the value of the Portfolio’s total assets would be invested in the securities of any one issuer;

     2. With respect to 75% of its assets, purchase more than 10% of any class of the outstanding voting securities of any issuer;

     3. Invest 25% or more of its net assets in securities of issuers in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. Government or any of its agencies or securities of other investment companies);

     4. Borrow money, except from a bank in an aggregate amount not exceeding one third of the Portfolio’s total assets;

     5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this limitation does not prevent the Portfolio from (i) purchasing or selling securities of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities;

     6. Purchase or sell real estate or real estate mortgage loans, except that the Portfolio may invest in REITs and the securities of real estate industry companies and other companies that deal in real estate, and in securities secured by real estate or interests therein. In addition, the Portfolio may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Portfolio’s’ ownership of such securities;

     7. Underwrite securities of other companies, except to the extent that the Portfolio may be deemed to be an underwriter under the 1933 Act in disposing of a security;

     8. Issue senior securities, borrow money or pledge its assets, except that: (i) the Portfolio may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Portfolio from engaging in transactions in derivative instruments or short sales in accordance with its objective and strategies or as otherwise permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff and any exemptive order or similar relief granted to the Portfolio; and

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     9. Make loans of money, except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Portfolio, and entering into repurchase agreements, and except as otherwise permitted by the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or its staff and any exemptive order or similar relief granted to the Portfolio.

The Portfolio may purchase securities, which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the Board of Trustees or the Portfolio’s Sub-Advisers (or Manager), acting under guidelines approved and monitored by the Board, which has the ultimate responsibility for any determination regarding liquidity and that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and it is not possible to predict how this market will develop. The Board will carefully monitor any investments by the Portfolio in these securities.

Investment limitations and restrictions described above apply at the time of investment, except for the restriction applicable to borrowings, which is ongoing. To the extent that the Portfolio is aware of the investments held by an underlying fund, the Portfolio will consider such information when determining compliance with investment restriction (3) above.

NON-FUNDAMENTAL POLICIES

The following policies may be changed by the Board of Trustees without shareholder approval. The Portfolio will not invest more than 15% of the value of its net assets in securities that are illiquid, including certain government stripped mortgage related securities, repurchase agreements maturing in more than seven days and that cannot be liquidated prior to maturity and securities that are illiquid by virtue of the absence of a readily available market. Securities that have legal or contractual restrictions on resale but have a readily available market are deemed not illiquid for this purpose. In addition, the Portfolio cannot: (a) purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of Portfolio securities and transactions in derivatives, and collateral arrangements in connection with transactions in derivatives); and (b) invest for the purpose of exercising control or management of another company.

PORTFOLIO HOLDINGS DISCLOSURE

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings (the “Policy”). Pursuant to the Policy, the Trust may disclose information concerning Trust portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Trust’s and the Manager’s fiduciary duties to Trust shareholders. The Manager may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Trust. Consideration includes any agreement to maintain assets in the Trust or in other investment companies or accounts managed by the Manager or by any of their affiliates. Material non-

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public information concerning portfolio holdings may be divulged to third parties only when the Trust has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality, which has been memorialized in an approved non-disclosure agreement. Such non-disclosure agreement shall also prohibit the recipient from trading on the basis of non-public portfolio holdings information. Persons who owe a duty of trust or confidence to the Trust or the Manager (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Under no circumstances shall current or prospective Trust shareholders receive non-public portfolio holdings information, except as described below.

Statutory Portfolio Holdings Disclosure. As required by Section 30 of the 1940 Act, the Trust discloses the Portfolio’s portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the Trust’s fiscal year and semi-annual period.

Shareholders may call 1-800-807-FUND to obtain the Portfolio’s portfolio holdings within two months of the Trust’s first and third fiscal quarter endings, as filed with the SEC on Form N-Q.

Selective Portfolio Holdings Disclosure. The Portfolio does not selectively disclose its portfolio holdings to any person, other than to rating agencies and newly hired or prospective investment advisers or sub-advisers. Selective disclosures to newly hired or prospective investment advisers or sub-advisers are made only pursuant to written agreements which require that the information be kept confidential and prohibit the recipient from trading on the basis of the information. The Portfolio may disclose its month-end portfolio holdings to rating agencies no sooner than thirty days after the month-end, with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

Voluntary Portfolio Holdings Disclosure. Approximately one to three weeks after the end of each calendar quarter, Saratoga posts on the Trust’s website a profile of the Portfolio, which typically includes the Portfolio’s top holdings.

The Portfolio will make available by telephone (1-800-807-FUND), no sooner than thirty days after the end of each month, a complete schedule of its month-end portfolio holdings.

The Trust’s Administrator shall monitor the use of portfolio holdings disclosure and shall review initial registration statements, and post-effective amendments to ensure that the disclosure referenced above is included and continues to be accurate.

PRINCIPAL HOLDERS OF SECURITIES AND CONTROL PERSONS OF THE PORTFOLIO

As of the date of this SAI, the Manager, which provided the initial capitalization for the Portfolio, owned 100% of the Portfolio and was deemed to control the Portfolio. It is anticipated that over time, as the Portfolio’s shares are sold to the public, this percentage will decline. From time to time, certain other shareholders may own a large percentage of the shares of the Portfolio. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. “Control” for this purpose is the ownership of 25% or more of the Portfolio’s voting securities.

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TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust, and their principal occupations during the past five years, are set forth in the table below. Bruce E. Ventimiglia, Stephen Ventimiglia, Jonathan W. Ventimiglia and James S. Vitalie are “interested persons” of the Trust (as that term is defined in the 1940 Act) by virtue of their positions as officers and/or directors of the Managers.

Name, Age and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEES:
Bruce E. Ventimiglia, 61 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	President, CEO, and Chairman of the Board of Trustees **	Since September 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	20	Co-Chair, Business and Labor Coalition of New York (2006-2011)
INDEPENDENT TRUSTEES:
Patrick H. McCollough, 74 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since September 1994	Consultant to the law and government relations firm of Kelly Cawthorne, PLLC	20	Trustee, Board of Harbor Beach Community Hospital (2011-present)
Udo Koopmann, 74 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Retired	20	None
Floyd E. Seal, 67 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Director of Operations, Pet Goods Manufacturing, LLC (January 2013 – Present); Chief Executive Officer and 100% owner of Tarahill, Inc., d.b.a. Pet Goods Manufacturing & Imports, Dahlonega, GA (1992-2012)	20	None
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Stephen H. Hamrick, 64 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Trustee	Since January 2003	President and Chief Executive Officer, Terra Capital Markets, LLC (January 2011-Present) (broker-dealer); President, Lightstone Value Plus REIT (September 2007-July 2010) (real estate investment trust); President, Lightstone Securities LLC (July 2006- July 2010) (broker-dealer); Managing Director, WP Carey & Co. (2001-2006) (Real Estate Investments and Management); Chairman/President, Carey Financial Corp. (1994-2006) (broker-dealer)	20	None
OFFICERS:
Stephen Ventimiglia, 60 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Vice President and Secretary **	Since September 1994	Vice Chairman and Chief Investment Officer of Saratoga Capital Management, LLC	20	None
Jonathan W. Ventimiglia, 33 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Treasurer, Chief Financial Officer, Vice President & Assistant Secretary ***	Treasurer & Chief Financial Officer since July 2009; Vice President & Assistant Secretary since January 2008	Chief Financial Officer, Chief Compliance Officer (July 2009 - Present), Marketing Associate (August 2005- Present) of Saratoga Capital Management, LLC	20	None
James S. Vitalie, 56 1616 N. Litchfield Rd. Suite 165 Goodyear, AZ 85395	Vice President	Since January 2011	Chief Executive Officer of James Alpha Advisors, LLC (September 2015-Present); President of James Alpha Management, LLC (March 2008 – Present); Institutional Group Head of Old Mutual Capital (September 2005 – March 2008)	20	Board Member, The Joshua School (January 2016 – Present)
Michael J. Wagner, 65 c/o Northern Lights Compliance Services, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 11788	Chief Compliance Officer	Since July 2006	President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present); Senior Vice President of Northern Lights Compliance Services, LLC (2004-2006); Vice President of BluGiant, LLC (formerly, GemCom, LLC) (2004-present)	20	None

* Each Trustee will serve an indefinite term until his or her successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

** Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

*** Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

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For each Trustee, the dollar range of equity securities beneficially owned by the Trustee as of December 31, 2015 is shown in the tables below.

Name of Trustee	Dollar Range of Equity Securities in the Predecessor Portfolio	Dollar Range of Equity Securities in the Trust
Bruce E. Ventimiglia	None	Over $100,000
Patrick H. McCollough	None	Over $100,000
Udo W. Koopmann	None	$10,001-$50,000
Floyd E. Seal	None	$1-$10,000
Stephen H. Hamrick	None	$50,001-$100,000

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser, sub-adviser or principal underwriter of the Trust.

Board Leadership Structure, Risk Oversight and Trustee Qualifications

The Board of the Trust consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”). The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by Saratoga and other service providers to the Trust. Saratoga is responsible for overseeing the day-to-day business affairs of the Trust. James Alpha is responsible for selecting and overseeing one or more sub-advisers to manage one or more investment strategies of the Portfolio.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee possesses the requisite skills and attributes to carry out his oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Managers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a Board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. Ventimiglia, his status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee:

Bruce Ventimiglia

Mr. Ventimiglia has business and financial experience through his service as the Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC, and as a Trustee of the Trust since September 1994. Mr. Ventimiglia was previously a Senior Vice President and the National Director of Financial Services for Prudential Securities Incorporated and was a member of that firm’s Operating Council. In addition, he was previously Co-Chair of the Business and Labor Coalition of New York.

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Patrick McCollough

Mr. McCollough has business and financial experience through his consulting relationship to a law and government relations firm, his former service as a partner in a law firm, and as a Trustee of the Trust since September 1994. Mr. McCollough also served as a Michigan State Senator, where he was Chairman of the Finance Committee.

Floyd Seal

Mr. Seal has business, financial and accounting experience through his service as the Director of Operations of Pet Goods Manufacturing, LLC, through his previous service as the Chief Executive Officer and owner of Tarahill Inc., d.b.a. Pet Goods Manufacturing & Imports, as a Certified Public Accountant and as a Trustee of the Trust since April 1997.

Udo Koopmann

Mr. Koopmann has business and financial experience through his previous service as Chief Financial and Administrative Executive of the North American subsidiary of Klockner & Company AG, a multinational German company and as a Trustee of the Trust since April 1997.

Stephen Hamrick

Mr. Hamrick has business and financial experience through his service as President and Chief Executive Officer of Terra Capital Markets, LLC, a broker-dealer, and through his former service as President of Lightstone Value Plus REIT (a real estate investment trust) and Lightstone Securities LLC (a broker-dealer), and his former service as a Managing Director of W.P. Carey & Co., a real estate investments and management firm, Chairman/President of Carey Financial Corp., a broker-dealer, and as a Trustee of the Trust since January 2003.

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Trust overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth above.

The Board of the Trust met four times during the fiscal year ended August 31, 2015.

The Board has an Audit Committee consisting of three Trustees who are Independent Trustees. Messrs. Seal, Koopmann and McCollough are members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met four times during the fiscal year ended August 31, 2015. Mr. Ventimiglia serves as Chairman of the Board and in this capacity presides at all Board meetings of the Trustees and oversees the functioning of the Board activities. In selecting Mr. Ventimiglia to serve as Chairman of the Board of the Trust, the Board of Trustees has determined that the use of an interested person as Chairman is appropriate and benefits shareholders. The Board believes that an interested Chairman has a personal as well as a professional stake in the management of the Trust and that the Board’s leadership

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structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust.

The Independent Trustees also believe that because a majority of the Trustees are independent trustees, the Board is able to operate in a manner that provides for an appropriate level of independent action and oversight. The Independent Trustees regularly meet outside the presence of management during which time they review matters relating to the independent oversight of the Trust and are advised by independent legal counsel. As a result, the Independent Trustees believe that they can act independently and effectively without having an Independent Trustee serving as Chairman of the Board or as a lead independent trustee.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. Personnel of the Managers seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board, the Managers employ a variety of processes, procedures and controls in seeking to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Managers and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that may arise and responses thereto.

Compensation

As of December 31, 2013, each Independent Trustee received fees for attendance, in-person or by telephone, at regular or special Board and Audit Committee and other committee meetings and at non-regular limited purpose Board meetings, based on the aggregate value of the Portfolios’ assets on the last day of the reporting month for each meeting according to the following schedule:

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Aggregate Value of Portfolios’ Assets	Trustee Fee Per Board Meeting Day	Trustee Fee Per Audit Committee Meeting and Other Committee Meeting Day	Trustee Fee Per Non- Regular Limited Purpose Board Meeting
Below $200 million	$2,500	$500	$500
$200 million to $249,999,999	$3,000	$600	$500
$250 million to $299,999,999	$3,500	$700	$500
$300 million to $349,999,999	$4,000	$800	$500
$350 million to $399,999,999	$4,500	$900	$500
$400 million and above	$5,000	$1,000	$500

Such compensation is paid by the Portfolio in proportion to the Portfolio’s assets relative to the aggregate of all of the Portfolio’s assets.

The following table sets forth the aggregate compensation paid by the Trust to each of the Trustees for the fiscal year ended August 31, 2015.

Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustee
Bruce E. Ventimiglia	None	N/A	N/A	None
Patrick H. McCollough	$28,439.64	N/A	N/A	$28,439.64
Udo W. Koopmann	$28,439.64	N/A	N/A	$28,439.64
Floyd E. Seal	$28,439.64	N/A	N/A	$28,439.64
Stephen H. Hamrick	$24,516.70	N/A	N/A	$24,516.70

General Information about the Board. The Board is responsible for protecting the interests of the Trust’s shareholders. The Trustees meet periodically throughout the year to oversee the Trust’s activities, review its performance and review the actions of the Managers, which are responsible for the Portfolio’s day-to-day operations. Four regular meetings were held during the fiscal year ended August 31, 2015.

Committees. The Board of Trustees has appointed a standing Audit Committee comprised solely of Independent Trustees. Currently, the Audit Committee is composed of Messrs. McCollough, Koopmann, and Seal. The Audit Committee, among other matters, approves professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services, makes recommendations to the

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Board with respect to the engagement of the independent registered public accounting firm and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Portfolio’s financial operations.

As of June 30, 2016, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of the Portfolio.

MANAGEMENT AND OTHER SERVICES

The Trust, on behalf of the Portfolio, has entered into an investment management agreement with James Alpha (the “James Alpha Agreement”). Under the James Alpha Agreement, subject to the general supervision of the Board of Trustees, James Alpha is responsible for managing the Portfolio in accordance with its investment objectives and policies. James Alpha has discretion to invest and reinvest the Portfolio’s assets in securities and other instruments. The James Alpha Agreement was approved by the Board of Trustees on February 4, 2016 for an initial period of two years from commencement of operations. The James Alpha Agreement will continue in effect from year-to-year if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of the Portfolio’s outstanding voting securities and by a majority of the trustees who are not parties to the James Alpha Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the James Alpha Agreement. The James Alpha Agreement is terminable without penalty by the Trust on behalf of the Portfolio immediately upon written notice when authorized either by a majority vote of the Portfolio’s shareholders or by a vote of a majority of the Board of Trustees, or by James Alpha upon six months’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The James Alpha Agreement provides that James Alpha, under such Agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties thereunder.

The Manager has entered into investment advisory agreements with Sound Point Capital Management, L.P. (“Sound Point”), Concise Capital Management, LP (“Concise”), and Amundi Smith Breeden LLC (“Amundi Smith Breeden”) (the “Sub-Advisory Agreements”). Under the Sub-Advisory Agreements, subject to the general supervision of the Board of Trustees and the Manager, Sound Point, Concise and Amundi Smith Breeden are delegated the responsibility for managing the Portfolio in accordance with its investment objectives and policies. Under this delegated authority, Sound Point, Concise and Amundi Smith Breeden have discretion to invest and reinvest the Portfolio’s assets in securities and other instruments.

Each Sub-Advisory Agreement was approved by the Board of Trustees on April 13, 2016 for an initial period of two years. Each Sub-Advisory Agreement will continue in effect from year-to-year if such continuance is specifically approved at least annually by the Board of Trustees and a majority of Independent Trustees or by vote of a majority of the Portfolio’s outstanding voting securities and by a majority of the trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Sub-Advisory Agreement. Each Sub-Advisory Agreement is terminable without penalty by the Trust on behalf of the Portfolio immediately upon written notice when authorized either by a majority vote of the Portfolio’s shareholders or by a vote of

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a majority of the Board of Trustees, or by the Sub-Adviser upon 180 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). Each Sub-Advisory Agreement provides that the Sub-Adviser, under such Agreement, shall not be liable for any investment loss suffered by the Portfolio in connection with matters to which the Sub-Advisory Agreement relates, except in the case of the Sub-Adviser’s negligence, actual misconduct or violation of any applicable statute; provided, however, that this limitation shall not act to relieve the Sub-Adviser from any responsibility, obligation or duty which the Sub-Adviser may have under any federal or state securities acts or other applicable statutes.

The SEC has granted exemptive relief, which permits James Alpha, subject to certain conditions, to enter into and materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of certain portfolios of the Trust without shareholder approval. This means that James Alpha is able to reduce the sub-advisory fee and retain a larger portion of the management fee, or increase the sub-advisory fee and retain a smaller portion of the management fee. Under a manager of managers structure, James Alpha has ultimate responsibility, subject to oversight of the Board of Trustees, for overseeing the Trust’s sub-advisers and recommending to the Board of Trustees their hiring, termination, or replacement. Within 90 days of retaining a new sub-adviser, shareholders of the Portfolio will receive notification of the change. This manager of managers structure enables the Portfolio to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by the Portfolio to be increased or change James Alpha’s obligations under the investment advisory agreement, including James Alpha’s responsibility to monitor and oversee sub-advisory services furnished to the Portfolio, without shareholder approval.

In consideration of the services provided by James Alpha pursuant to the James Alpha Agreement, James Alpha is entitled to receive from the Portfolio an investment advisory fee of 1.70% per annum of the Portfolio’s average daily net assets.

James Alpha may voluntarily agree to waive a portion of the fees payable to it on a month to month basis, including additional fees above and beyond any written agreement James Alpha may have to waive fees and/or reimburse the Portfolio’s expenses.

Pursuant to an operating expense limitation agreement (the “Expense Limitation Agreement”) between James Alpha and the Portfolio, James Alpha has agreed to waive its fees and/or absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, liquidation or reorganization, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for the Portfolio do not exceed 2.39%, 1.99%, and 2.99% of the Portfolio’s average net assets, for Class A, Class I and Class C shares, respectively, through December 31, 2017. The Expense Limitation Agreement can be terminated during its term only by, or with the consent of, the Board of Trustees. James Alpha is permitted to seek reimbursement from the Portfolio, subject to limitations, for fees it waived and Portfolio expenses it paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the expense cap in place at the time the advisory fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less.

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The following table below shows the advisory fees paid by the Predecessor Portfolio to ALPS Advisors for the periods indicated:

	Fiscal Year Ended October 31, 2015	Period January 1, 2014 (commencement) to October 31, 2014
Gross advisory fees	$114,948	$124,932
Waiver of advisory fees	$0	$0
Reimbursement of other expenses	$0	$0
Net advisory fees	$114,948	$124,932

The following table below shows the advisory fees paid by the Predecessor Portfolio to Westport Resources for the periods indicated:

	Fiscal Year Ended October 31, 2015	Period January 1, 2014 (commencement) to October 31, 2014
Gross advisory fees	$332,313	$258,608
Waiver of advisory fees	($237,170)	($236,296)
Reimbursement of other expenses	$0	$0
Net advisory fees	$95,143	$22,312

The following table below shows the aggregate sub-advisory fees paid to the Sub-Advisers by Westport Resources for the periods indicated:

	Fiscal Year Ended October 31, 2015		Period January 1, 2014 (commencement) to October 31, 2014
	Dollar Amount	Percentage of Net Assets	Dollar Amount	Percentage of Net Assets
Gross advisory fees	$195,485	0.87%	$153,227	0.62%
Waiver of advisory fees	$0	0%	$0	0%
Reimbursement of other expenses	$0	0%	$0	0%
Net advisory fees	$195,485	0.87%	$153,227	0.62%

PORTFOLIO MANAGERS

Other Accounts Managed

The following table lists the number and types of accounts managed by each portfolio manager for the Portfolio and assets under management in those accounts as of April 30, 2016.

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Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts*	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Kevin R. Greene James Alpha Advisors, LLC	5	$56.6	0	$0	0	$0	$56.6
James S. Vitalie James Alpha Advisors, LLC	5	$56.6	0	$0	0	$0	$56.6
Michael J. Montague James Alpha Advisors, LLC	5	$56.6	0	$0	0	$0	$56.6
Akos Beleznay James Alpha Advisors, LLC	5	$56.6	0	$0	0	$0	$56.6
Stephen Ketchum Sound Point Capital Management, L.P.	5	$310	16**	$6,561	20***	$1,412	$8,284
Rick Richert Sound Point Capital Management, L.P.	2	$98	12	$5,893	17****	$1,348	$7,339
Glenn Koach Concise Capital Management, LP	1	$5	3	$89	4	$103	$197
Tom Krasner Concise Capital Management, LP	1	$5	3	$89	4	$103	$197
Jon Duensing Amundi Smith Breeden LLC	2	$37.7	2	$317.6	2	$149.8	$505.2

*	In addition to the accounts included herein, portfolio managers may also manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Portfolio.
**	Includes two accounts with a performance based fee that totaled approximately $560 million in assets.
***	Includes two accounts with a performance based fee that totaled approximately $85 million in assets.
****	Includes one account with a performance based fee that totaled approximately $54 million in assets.

Conflicts of Interest

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Manager may receive fees from certain accounts that are higher than the fee it receives from the Portfolio, or it may receive a performance-based fee on certain accounts. The descriptions of the procedures to address conflicts of interest, if any, have been provided by the Manager.

James Alpha

An affiliate of James Alpha, James Alpha Management, LLC (“JAM”), is the general partner to privately offered funds that may charge higher fees, including an incentive fee, than the fees charged by the Portfolio.  To the extent the personnel involved in making investment decisions for James Alpha are also involved in making investment decisions for JAM (i.e., such selection has not been delegated to a sub-adviser), such personnel may therefore have an incentive to favor such private funds over the Portfolio.  James Alpha has adopted policies and procedures for fair and consistent allocation of investment opportunities among all of its client

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accounts that takes into account each account’s investment strategy, cash availability, availability of investments and other factors.  James Alpha periodically compares holdings and performance of the various accounts that it manages to identify significant performance disparities among similar accounts that could be indicative of favorable treatment.  James Alpha educates its employees regarding the responsibilities of a fiduciary, including the equitable treatment of all clients, regardless of the fee arrangement.

Sub-Advisers

Each Sub-Adviser has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for each Sub-Adviser and the individuals that it employs. For example, the Sub-Advisers seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. Each Sub-Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Sub-Advisers will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage

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commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. Each Sub-Adviser, or its affiliates, as applicable, may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to each Sub-Adviser, as applicable, and its affiliates.

Compensation

James Alpha

Messrs. Greene, Vitalie and Montague, as owners of James Alpha, are compensated solely through equity participation in the net income of James Alpha.  This includes participation in a discretionary profit sharing plan that benefits all employees.  Mr. Beleznay receives compensation for his services in the form of a base salary and a discretionary bonus.

Sound Point

For services as portfolio manager to the Portfolio, Messrs. Ketchum and Richert receive a salary for the work performed on behalf of Sound Point. As the majority owner of Sound Point, Mr. Ketchum also shares in the profits of Sound Point.

Concise

For services as portfolio managers to the Portfolio, Messrs. Koach and Krasner receive a salary for the work performed on behalf of Concise. As each has a 25% ownership interest of Concise, Messrs. Koach and Krasner also share in the profits of Concise.

Amundi Smith Breeden

For services as portfolio manager to the Portfolio, Mr. Duensing receives a salary for the work performed on behalf of Amundi Smith Breeden. The firm has designed a long-term

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compensation program that provides equity-like incentives based on rewards for long-term success of the firm. Mr. Duensing’s package is a combination of base salary, cash bonus, and these equity-like incentives as a member of the senior professional staff.

Ownership of Securities – October 31, 20151

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Kevin R. Greene	None
James S. Vitalie	None
Michael J. Montague	None
Akos Beleznay	None
Stephen Ketchum	None
Rick Richert	None
Glenn Koach	None
Tom Krasner	None
Jon Duensing	None

1 Because the Portfolio is new, as of the date of this SAI, the portfolio managers did not beneficially own shares of the Portfolio. Ownership information is provided for the Predecessor Portfolio.

CODE OF ETHICS. The Trust, Saratoga, James Alpha, Sub-Advisers and Northern Lights Distributors, LLC (the “Distributor”) have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act with respect to their personnel with access to information about the purchase or sale of securities by the Portfolio. These codes are designed to protect the interests of the Portfolio’s shareholders. While these codes contain provisions reasonably necessary to prevent personnel subject to the codes from engaging in unlawful conduct and require compliance review of securities transactions, they do not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Portfolio so long as such investments are made pursuant to the code’s requirements.

PROXY VOTING POLICIES AND PROCEDURES. The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Portfolio to the Manager and Sub-Advisers, which will vote such proxies in accordance with their proxy policies and procedures. In some instances, the Sub-Advisers or Manager may be asked to cast a proxy vote that presents a conflict between the interests of the Portfolio’s shareholders, and those of the Sub-Advisers, the Manager, or their affiliates. In such a case, the Trust’s policy requires that the Sub-Advisers and the Manager abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Portfolio’s vote will be cast. Concise does not expect to manage securities where a vote is required and in the event a vote is required, the Manager will vote such proxies in accordance with the Manager’s policies. Sound Point’s, Amundi

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Smith Breeden’s and the Manager’s proxy voting policies and procedures are attached as Appendix B to this SAI.

More information. Once the Portfolio commences operations, the actual voting records relating to Portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-800-807-3863 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Portfolio’s proxy voting policies and procedures are also available by calling 1-800-807-3863 and will be sent within three business days of receipt of a request.

SUPERVISION SERVICES

Saratoga services the Portfolio in a supervision capacity with responsibility to monitor the performance of those Portfolio’s outside service providers (other than sub-advisers, which are monitored by James Alpha), assist in the review of the financial statements and other regulatory filings of the Portfolio and assist in the review of materials for board meetings related to the Portfolio. Saratoga is also responsible for providing the Trust with persons satisfactory to serve as officers and employees of the Trust and for paying the salaries of such persons who are also directors, officers or employees of Saratoga.

ADMINISTRATION, FUND ACCOUNTING AND TRANSFER AGENCY SERVICES. The Trust has entered into separate servicing agreements with Gemini Fund Services, LLC (“Gemini”), whereby Gemini provides administration, fund accounting and transfer agent services (the “Gemini Services”) to the Portfolio. For providing such services, the Trust and Gemini have entered into a universal fee agreement whereby Gemini receives from the Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

The Predecessor Portfolio accrued the following amounts in administrative fees for the periods indicated:

Fiscal Year Ended October 31, 2015	Fiscal Year Ended October 31, 2014[1]
$69,993	$50,711

1 Predecessor Portfolio’s inception date is December 31, 2013.

In addition, Gemini acts as the Trust’s Custody Administrator. The fees paid to Gemini as Custody Administrator are paid out of the fees paid to The Bank of New York Mellon, the Trust’s Custodian.

Administrative Services Payments. Shares of the Portfolio may be owned or held by financial intermediaries for the benefit of their customers. In those cases, the Portfolio often does not maintain an account for the shareholder. Thus, some or all of the services provided to these accounts are performed by the financial intermediaries and not the Portfolio. In these situations, the Portfolio may make payments to financial intermediaries for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.15% of average annual assets of such share classes.

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PLANS OF DISTRIBUTION. The Trust, on behalf of the Portfolio has adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act (each, a “Plan”), under which the Portfolio is authorized to pay up to 0.40% and 1.00% of the Portfolio’s average daily net assets annually for its Class A and Class C shares, respectively, all of which may be paid to Saratoga, James Alpha, the Distributor or other entities.

The Manager or other entities also receive the proceeds and contingent deferred sales charges (“CDSCs”) imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plans.

The following chart reflects the total front-end sales charges paid in connection with the sale of Class A shares of the Predecessor Portfolio and the amount retained by ALPS Portfolio Solutions Distributor, Inc., the Predecessor Portfolio’s principal underwriter (“APSD”), for the fiscal year or period noted below:

October 31, 2015		October 31, 2014(1)
Total Sales Charge	Amount Retained	Total Sales Charge	Amount Retained
$2,213	$351	$3,154	$529

(1) Since the Predecessor Portfolio’s inception on December 31, 2013.

For the Predecessor Portfolio’s fiscal year ended October 31, 2015, the total amounts paid by the Class A and Class C shares of the Predecessor Portfolio to APSD (substantially all of which APSD paid out as compensation to broker-dealers and other service providers) under each Class’s respective Plan are summarized below:

	Advertising and Literature	Printing and Postage	Payment to Dealers	Compensation to Sales Personnel	Total 12b-1 Payments
Class A	-	-	$8,211	-	$8,211
Class C	-	-	$8,439	-	$8,439

The Plans were adopted by a majority vote of the Board of Trustees, including a majority of the Trustees of the Trust who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan (the “Independent 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on the Plan, on February 4, 2016.

Under each Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts extended by the Distributor or other entities under the Plan and the purpose for which such expenditures were made.

The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Trust, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) on not more than thirty

48

days’ written notice to any other party to the Plans. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees. At any given time, the expenses in distributing shares of the Portfolio may be in excess of the total of (i) the payments made by the Portfolio pursuant to the Plans, and (ii) the proceeds of CDSCs paid by investors upon the redemption of shares. For example, if $1 million in expenses in distributing shares of the Portfolio had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. Because there is not a requirement under the Plan that the Distributor or other entities be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Portfolio. Although there is no legal obligation for the Portfolio to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs. If expenses in distributing shares are less than payments made for distributing shares, the Distributor or other entities will retain the full amount of the payments.

POSSIBLE ADDITIONAL PORTFOLIO SERIES. If additional portfolios are created by the Board of Trustees, shares of each such Portfolio will be entitled to vote as a group only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees.

Under Rule 18f-2 of the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of the independent registered public accounting firm. Approval of an investment management or distribution plan and a change in fundamental policies would be regarded as matters requiring separate voting by each portfolio of the Trust. The Rule contains provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

PORTFOLIO TRANSACTIONS. Sound Point, Concise and Amundi Smith Breeden are responsible for decisions to buy and sell securities, futures contracts and options thereon, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The Portfolio will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices. Each Sub-Adviser seeks to obtain prompt execution of orders at the most favorable net price. If the Sub-Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolio or that Sub-Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services;

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and appraisals or evaluations of portfolio securities. The information and services received by the Sub-Advisers from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Portfolio directly. Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed, and in return for such services, each Sub-Adviser may pay a higher commission than other brokers would charge if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the services provided. There is no formula for such allocation. The research information may or may not be useful to the Portfolio and/or other accounts of the Sub-Advisers for their affiliates; information received in connection with directed orders of other accounts managed by the Sub-Advisers or their affiliates may or may not be useful to the Portfolio. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Sub-Advisers, to make available additional views for consideration and comparison, and to enable the Sub-Advisers to obtain market information for the valuation of securities held in the Portfolio’s assets. The Sub-Advisers are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

Each of the Sub-Advisers and James Alpha currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of each Sub-Adviser and James Alpha to cause purchase or sale transactions to be allocated among the Portfolio and others whose assets it manages in such manner as it deems equitable.

Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Trust. In order for an affiliate of a Sub-Adviser, James Alpha or Saratoga to effect any Portfolio transactions for the Trust, the commissions, fees or other remuneration received by an affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow an affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” persons, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

The following table lists the total amount of brokerage commissions paid by the Predecessor Portfolio for the fiscal year or period noted below:

Fiscal Year Ended October 31, 2015	Fiscal Year Ended October 31, 2014(1)
$2,710	--

(1) Since the Predecessor Portfolio’s inception on December 31, 2013.

Since its inception, the Predecessor Portfolio paid no affiliated brokerage commissions. During the Predecessor Portfolio’s fiscal year ended October 31, 2015, the Predecessor Portfolio did not pay brokerage commissions to brokers because of research services provided.

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As of October 31, 2015, the Predecessor Portfolio did not own securities of its regular broker-dealers (or parents).

DETERMINATION OF NET ASSET VALUE

The net asset value per share for each class of shares of the Portfolio is determined each day the New York Stock Exchange (the “Exchange”) is open, as of the close of the regular trading session of the Exchange that day (currently 4:00 p.m. Eastern Time), by dividing the value of the Portfolio’s net assets by the number of its shares outstanding.

The Exchange’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. It may also close on other days.

Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day, or, if there has been no sale on such day or on the previous day on which the Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the mean between the current bid and ask prices at the time as of which the value is being ascertained. Securities actively traded in the OTC market but not designated as national market system securities are valued at the last quoted bid price. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. The value of a foreign security is determined in its national currency and that value is then converted into its US dollar equivalent at the foreign exchange rate in effect on the date of valuation.

The Trust’s Board of Trustees has approved the use of nationally recognized bond pricing services for the valuation of the Portfolio’s debt securities. The services selected create and maintain price matrices of U.S. government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing services are valued upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board’s procedures. Short-term (having a maturity of 60 days or less) debt securities may be valued at amortized cost.

Puts and calls are valued at the last sales price therefore, or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When the Portfolio writes a call, an amount equal to the premium received is included in the Portfolio Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted (“marked-to-market”) to reflect the current market value of the call. If a call written by the Portfolio is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by the Portfolio expires on its stipulated expiration date or if the Portfolio enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by the Portfolio is exercised by it, the amount the Portfolio

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receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Portfolio.

CERTAIN TAX CONSIDERATIONS

GENERAL. The following discussion is only a summary of certain tax considerations generally affecting the Trust, the Portfolio and shareholders of the Portfolio, and is not intended as a substitute for careful tax planning. The discussion does not purport to deal with all of the federal, state and local tax consequences applicable to an investment in the Portfolio or to all categories of investors, some of which may be subject to special rules. Tax issues relating to the Trust generally are not a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

This section is based on the Code, and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Portfolio and its shareholders. Any of these changes or court decisions may have a retroactive effect.

The Portfolio generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder’s income tax return and they may be subject to different rates of tax. The tax treatment of the investment activities of the Portfolio will affect the amount and timing and character of the distributions made by the Portfolio. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

INVESTMENT COMPANY TAXATION. The Portfolio has elected and intends to qualify, or, if newly organized, intends to elect and qualify, as a “regulated investment company” (sometimes referred to as a regulated investment company, RIC or fund) under Subchapter M of the Code. In order for the Portfolio to qualify as a regulated investment company each year, it must meet certain distribution, income and asset diversification requirements described below. As such, the Portfolio will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders. If the Portfolio fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Portfolio’s income and performance. Subject to savings provisions for certain failures to qualify for taxation as a regulated investment company which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Portfolio will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Portfolio may be subject to a monetary sanction of $50,000 or more.

In order to qualify for treatment as a regulated investment company, the Portfolio must satisfy the following requirements:

•	Distribution Requirement — the Portfolio must distribute an amount at least equal to the sum of 90% of its investment company taxable income and 90% of its net
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tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Portfolio after the close of its taxable year that are treated as made during such taxable year).

•	Income Requirement — the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).
•	Asset Diversification Test — the Portfolio must satisfy the following asset diversification test at the close of each quarter of the Portfolio’s tax year: (1) at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of an issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Portfolio’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

The Portfolio generally intends to distribute sufficient income and gains so that the Portfolio will not pay corporate income tax on its earnings. The Portfolio also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. If the Portfolio retains all or part of any net long-term capital gains in any year for reinvestment, the Portfolio will pay federal income tax (and possibly excise tax) on such retained gains (except to the extent of any available capital loss carry forward) at the highest corporate tax rate.

Gains or losses on sales of securities by the Portfolio will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

The Portfolio may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Portfolio distributions for any calendar year (see, “Taxation of Dividends and Distributions” below). A "qualified late year loss" includes:

(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

(ii)	the sum of (1) the excess, if any, of specified losses incurred after October 31 of the current taxable year, over specified gains incurred after October 31 of the
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current taxable year, and (2) the excess, if any, of other ordinary losses incurred after December 31 of the current taxable year, over, other ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

If the Portfolio is a fund of funds, distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains. A fund of funds generally will not be able to currently offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund. If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Portfolio’s portfolio or otherwise), all or a part of the loss will not be deductible by the Portfolio and instead will increase its basis for the newly purchased shares. Also, except with respect to qualified fund of funds discussed below, a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes and (b) dividends paid by a fund of funds from interest earned by an underlying fund on U.S. Government obligations is unlikely to be exempt from state and local income tax. However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an underlying fund for purposes of the reduced rate of taxation on qualified dividend income and the dividends received deduction (see, “Taxation of Dividends and Distributions” below). A qualified fund of funds, i.e. a Portfolio at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, is eligible to pass-through to shareholders foreign tax credits.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld will generally be treated as an expense of the Portfolio. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Portfolio will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Portfolio may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Portfolio not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Portfolio on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio’s assets to be invested in various countries is not known. If more than 50% of the Portfolio’s assets are invested in foreign securities at the end of any fiscal year, the Portfolio may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Portfolio (subject to various limitations). In such a case, the shareholders would need to include the amount of such foreign taxes as additional income

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and the shareholders would generally be able to take a credit or deduction for such foreign taxes.

TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Portfolio. Depending on your state’s rules, however, dividends attributable to interest earned on direct obligations of the U.S. government may be exempt from state and local taxes. Any dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Certain ordinary income dividends received by an individual shareholder and reported by the Portfolio as derived from qualified dividend income may be taxed at the same rates as long-term capital gains if certain holding period and other requirements are satisfied. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses when calculating your net capital gains or losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Any net long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) realized by the Portfolio will be distributed annually as described in the Prospectus. Such distributions (“capital gain dividends”) will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Portfolio and regardless of whether the distribution is received in additional shares or in cash. Such distributions will be reported by the Portfolio to shareholders as paid from capital gain dividends in a written statement mailed by the Portfolio to shareholders. If a shareholder receives a capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the capital gain dividend. Net short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) will be distributed annually as ordinary income. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

Distributions by the Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares. Return of capital distributions can occur for a number of reasons including, among others, the Portfolio over-estimates the income to be received from certain investments.

For investors that hold their Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because the Portfolio with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable Portfolio with a low turnover rate. Any such higher taxes would reduce the Portfolio’s after-tax performance.

The capital losses of the Portfolio, if any, do not flow through to shareholders. Rather, the Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset

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by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if the Portfolio has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Portfolio's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Portfolio's next taxable year, and the excess (if any) of the Portfolio's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio's next taxable year. Any such net capital losses of the Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Portfolio in succeeding taxable years. However, for any net capital losses realized in taxable years of the Portfolio beginning on or before December 22, 2010, the Portfolio is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Portfolio. An ownership change generally results when shareholders owning 5% or more of the Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate , thereby reducing the Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Portfolio’s shareholders could result from an ownership change. The Portfolio undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Portfolio’s control, there can be no assurance that the Portfolio will not experience, or has not already experienced, an ownership change. Additionally, if the Portfolio engages in a tax-free reorganization with another Portfolio, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Portfolio of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other Portfolio, or vice versa, thereby reducing the tax benefits Portfolio shareholders would otherwise have enjoyed from use of such capital loss carryovers.

At October 31, 2015, capital loss carryforwards available to offset future capital gains of the Portfolio, if any, are as follows:

Short-Term	Long-Term
$191,620	$195,569

Shareholders generally are taxed on any ordinary dividend or capital gain distributions from the Portfolio in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid to shareholders of record of such month in January then such amounts will be treated for tax purposes as received by the shareholders on December 31.

Subject to certain exceptions and holding period and debt financing requirements, a domestic corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Portfolio earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Portfolio will not be eligible for the dividends received deduction.

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Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions made by the Portfolio and may also be subject to U.S. estate tax. An exemption from U.S. withholding tax is provided for capital gain dividends paid by the Portfolio from long-term capital gains, if any. The exemptions from U.S. withholding for “interest-related dividends” paid by the Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends have been permanently extended. However, the Portfolio expects to withhold taxes on such distributions regardless of the fact that it may not be required to do so. Notwithstanding any exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Portfolio, including the risks and special tax consequences to them from a sale of a U.S. real property interest by a REIT in which the Portfolio may invest.

After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

PURCHASES, REDEMPTIONS AND EXCHANGES. Any dividend or capital gains distribution received by a shareholder from any regulated investment company will have the effect of reducing the net asset value of the shareholder’s stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder’s cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would represent economically in part a return of the shareholder’s investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Portfolio shares immediately prior to a distribution record date. In general, a sale of shares results in capital gain or loss and, for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder’s Portfolio shares normally is treated as a sale for tax purposes. Portfolio shares held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

Gain or loss on the sale or redemption of shares in the Portfolio is measured by the difference between the amount of consideration received (or the fair market value of any property received) and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances, a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares. Under the Emergency Economic Stabilization Act of 2008, the Portfolio or its transfer agent will be required to provide you with cost basis information on the sale of any of your shares in the Portfolio, subject to certain exceptions. This cost basis reporting requirement is effective for shares purchased in the Portfolio on or after January 1,

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2012. In the absence of an election, the Portfolio will use a default cost basis method which is the average cost method. The Portfolio is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased in the Portfolio on or after January 1, 2012 where the cost basis of the shares is known by the Portfolio (referred to as “covered shares”) and that are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account. The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Portfolio does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Portfolio if you intend to utilize a method other than the Portfolio’s default method of average cost. If you do not notify the Portfolio of your elected cost basis method upon the initial purchase into your account, the Portfolio’s default method of average cost will be applied to your covered shares. The Portfolio will compute and report the cost basis of your shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However the Portfolio is not required to, and in many cases does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Portfolio. If you hold your Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Exchanges of the Portfolio’s shares for shares of another fund, including shares of other portfolios in the Trust, are subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

If a shareholder realizes a loss on the redemption or exchange of the Portfolio’s shares and receives securities that are considered substantially identical to the Portfolio’s shares or reinvests in the Portfolio’s shares within 30 days before or after the redemption or exchange, the transactions may be subject to the “wash sale” rules, resulting in a postponement of the recognition of such loss for tax purposes. The ability to deduct losses is subject to further limitations under the Code.

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Shareholders who are not U.S. persons should consult their tax advisors regarding the U.S. and foreign tax consequences of selling shares of the Portfolio, including the risks and special tax consequences to them from a sale of shares of the Portfolio that is a “U.S. Real Property Holding Corporation” (generally, a Portfolio 50% or more of the fair market value of whose assets consists of “United States Real Property Interests”, including stock of certain REITs).

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Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Foreign Account Tax Compliance Act (“FATCA”). The Portfolio will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (beginning January 1, 2019) redemption proceeds and certain capital gain dividends paid by the Portfolio to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Portfolio to enable the Portfolio to determine whether withholding is required.

TAX TREATMENT OF PORTFOLIO TRANSACTIONS. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Portfolio and, in turn, effect the amount, character and timing of dividends and distributions payable by the Portfolio to its shareholders. This section should be read in conjunction with the discussion above under “INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS” for a detailed description of the various types of securities and investment techniques that apply to the Portfolio.

In general. In general, gain or loss recognized by the Portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by the Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation unless the Portfolio made a current inclusion election to accrue market discount into income as it accrues. If the Portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Portfolio is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, the Portfolio’s investment in such securities may cause the Portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Portfolio shares.

Investments in debt obligations that are at risk of or in default present tax issues for the Portfolio. Tax rules are not entirely clear about issues such as whether and to what extent

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the Portfolio should recognize market discount on a debt obligation, when the Portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent the Portfolio may take deductions for bad debts or worthless securities and how the Portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by the Portfolio are not immediately included in the income of the Portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Portfolio is exercised and the Portfolio sells or delivers the underlying stock, the Portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Portfolio minus (b) the Portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Portfolio pursuant to the exercise of a put option written by it, the Portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Portfolio is greater or less than the amount paid by the Portfolio (if any) in terminating the transaction. Thus, for example, if an option written by the Portfolio expires unexercised, the Portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Portfolio as well as listed non-equity options written or purchased by the Portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, the Portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Portfolio, defer losses to the Portfolio, and cause adjustments in the holding periods of the Portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial

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instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Portfolio has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of the Portfolio’s investments in derivatives and foreign currency-denominated instruments, and the Portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced, for taxable years of the Portfolio beginning after December 22, 2010, by related deductions ), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. The Portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Portfolio's ordinary income distributions to you, and may cause some or all of the Portfolio's previously distributed income to be classified as a return of capital. In certain cases, the Portfolio may make an election to treat such gain or loss as capital.

PFIC investments. The Portfolio may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Portfolio intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Portfolio’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Portfolio. In addition, if the Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Portfolio

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in a non-U.S. REIT may subject the Portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Portfolio’s pro rata share of any such taxes will reduce the Portfolio’s return on its investment. The Portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions — PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Investment Company Taxation.” Also, the Portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Portfolio will be treated as long term capital gains by the Portfolio and, in turn, may be distributed by the Portfolio to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn the Portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMICs”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (“UBTI”), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of

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a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to the Portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to the Portfolio that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by the Portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Portfolio. While the rules are not entirely clear with respect to the Portfolio investing in a partnership outside a master feeder structure, for purposes of testing whether the Portfolio satisfies the Asset Diversification Test, the Portfolio is generally treated as owning a pro rata share of the underlying assets of a partnership. In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (i.e., because it invests in commodities or is an MLP). All of the net income derived by the Portfolio from an interest in a QPTP will be treated as qualifying income but the Portfolio may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause the Portfolio to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to the Portfolio with respect to items attributable to an interest in a QPTP. Portfolio investments in partnerships, including in QPTPs, may result in the Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in commodities —structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. However, in a subsequent revenue ruling, the IRS provided that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. Historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity indexed-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are qualifying income for purposes of the Income Requirement. However, no Portfolio has received such a private letter ruling, and the Portfolio is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the granting of such private letter rulings, pending review of its position on this matter. The tax treatment of the

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Portfolio’s investments in commodity indexed-linked structured notes may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS (which may be retrospective) that could affect whether income derived from such investments is qualifying income under the Income Requirement, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or any gains and distributions made by the Portfolio. In addition, the Portfolio may gain exposure to commodities through investment in QPTPs such as an ETF or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which the Portfolio invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the Portfolio must continue to satisfy to maintain its status as a regulated investment company. The Portfolio also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If the Portfolio does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for U.S. tax purposes, the Portfolio could fail to qualify as a regulated investment company.

Securities lending. While securities are loaned out by the Portfolio, the Portfolio will generally receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of the Portfolio with a strategy of investing in tax-exempt securities, any payments made "in lieu of" tax-exempt interest will be considered taxable income to the Portfolio, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles. A change in the conversion ratio or conversion price of a convertible security on account of a dividend paid to the issuer’s other shareholders may result in a deemed distribution of stock to the holders of the convertible security equal to the value of their increased interest in the equity of the issuer. Thus, an increase in the conversion ratio of a convertible security can be treated as a taxable

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distribution of stock to a holder of the convertible security (without a corresponding receipt of cash by the holder) before the holder has converted the security.

Investments in securities of uncertain tax character. The Portfolio may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Portfolio, it could affect the timing or character of income recognized by the Portfolio, requiring the Portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING. A shareholder may be subject to backup withholding (currently, at a rate of 28%) with respect to (a) taxable dividends and distributions and (b) the proceeds of any redemptions of shares of the Portfolio if he or she fails to furnish a correct taxpayer identification number, certify that he or she has provided a correct taxpayer identification number, certify that he or she is not subject to backup withholding, and certify that he or she is a U.S. person. An individual’s taxpayer identification number is his or her social security number. The Portfolio also must withhold if the IRS instructs it to do so. Backup withholding is not an additional tax and will be credited against a taxpayer’s regular federal income tax liability.

ADDITIONAL INFORMATION

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTION OF TRUST SHARES.

Currently, the Trust has not entered into any arrangements to permit frequent purchases and redemptions of Trust shares.

The Manager and/or the Distributor may pay additional compensation (out of their own resources and not as an expense of the Portfolio) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of the Portfolio’s shares. Such fees are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Portfolio. The Manager and/or the Distributor have entered into agreements with brokers and/or service providers for the provision of such services pursuant to which the Manager and/or the Distributor pays to the broker and/or service provider a fee that typically does not exceed 0.50% of the value of all sales of Trust shares in which the broker and/or service provider or its affiliates is record owner or broker-dealer of record.

The prospect of receiving, or the receipt of, additional compensation, as described above, by intermediaries, financial advisors and other sales persons may provide them with an incentive to favor sales of shares of the Portfolio over other investment options with respect to which an intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Portfolio. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares.

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You should review carefully any disclosure by such brokers, dealers or other intermediaries as to their compensation.

DESCRIPTION OF THE TRUST. It is not contemplated that regular annual meetings of shareholders will be held. Shareholders of the Portfolio, together with shareholders of each other portfolio in the Trust (together, “Trust Shareholders’) have the right, upon the declaration in writing or vote by two-thirds of the outstanding shares of the Portfolio, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of $25,000 or 1% of the Trust’s outstanding shares may advise the Trustees in writing that they wish to communicate with Trust Shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Trust’s shareholder list or mail the applicant’s communication to all other shareholders at the applicant’s expense.

When issued, shares of each class are fully paid and have no preemptive, conversion or other subscription rights. Each class of shares represents identical interests in the applicable Portfolio’s investment portfolio. As such, they have the same rights, privileges and preferences, except with respect to: (a) the designation of each class, (b) the effect of the respective sales charges, if any, for each class, (c) the distribution fees borne by each class, (d) the expenses allocable exclusively to each class, (e) voting rights on matters exclusively affecting a single class and (f) the exchange privilege of each class. Upon liquidation of the Trust or the Portfolio, shareholders of each class of shares of the Portfolio are entitled to share pro rata in the net assets of that class available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

The assets received by the Trust on the sale of shares of the Portfolio and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Portfolio, and constitute the assets of the Portfolio. The assets of the Portfolio are required to be segregated on the Trust’s books of account. Expenses not otherwise identified with a particular portfolio of the Trust will be allocated fairly among two or more portfolios of the Trust by the Board of Trustees. The Trust’s Board of Trustees has agreed to monitor the Portfolio transactions and management of the Portfolio and to consider and resolve any conflict that may arise.

The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for the Portfolio’s obligations, and provides that the Portfolio shall indemnify any shareholder who is held personally liable for the obligations of the Portfolio. It also provides that the Portfolio shall assume, upon request, the defense of any claim made against any shareholder for any act or obligation of the Portfolio and shall satisfy any judgment thereon.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. Tait, Weller & Baker LLP (“TWB”) will serve as the independent registered public accounting firm. TWB’s services include auditing the annual financial statements and financial highlights of the Portfolio as well as other related services.

TRUST COUNSEL. Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036-6797, acts as the Trust’s legal counsel.

CUSTODIAN. The Bank of New York Mellon, located at One Wall Street, 25th Floor, New York, New York 10286, is the custodian of the assets of the Trust.

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CUSTODY ADMINISTRATOR. Gemini Fund Services, LLC, located at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, serves as the Trust’s Administrator and Custody Administrator.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT. Gemini Fund Services, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as the Trust’s transfer agent and shareholder servicing agent.

DISTRIBUTION OPTIONS. Shareholders may change their distribution options by giving the Transfer Agent three days prior notice in writing.

TAX INFORMATION. The federal tax treatment of the Portfolio’s dividends and distributions is explained in the Prospectus under the heading “Dividends, Distributions and Taxes.” The Portfolio will be subject to a nondeductible 4% excise tax to the extent that it fails to distribute by the end of any calendar year substantially all its ordinary income for that year and capital gains for the one year period ending on October 31 of that year.

REDEMPTION IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the Portfolio’s shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio’s net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

FINANCIAL STATEMENTS

The Predecessor Portfolio’s unaudited financial statements in the Predecessor Portfolio’s semi-annual report for the period ended April 30, 2016 and the Predecessor Portfolio’s audited financial statements, including notes thereto and the Report of Independent Registered Public Accounting Firm issued by Deloitte & Touche LLP, in the Predecessor Portfolio’s annual report for the fiscal year ended October 31, 2015 are herein incorporated by reference.

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APPENDIX A-- RATINGS

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody’s applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS

     Aaa. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

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     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of other terms of the contract over long periods may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be elements of danger present with respect to principal or interest.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

     AAA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB and B. Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely

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have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

     A. Debt rated A is regarded as safe. This rating differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness which, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional and stability of pledged revenues could show some variations because of increased competition or economic influences in revenues.

     BBB. Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt, however, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

     B. Debt rated B has a greater vulnerability to default bit presently has the capacity to meet interest and principal payments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC. Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

DESCRIPTION OF FITCH’S MUNICIPAL BOND RATINGS

     Debt rated “AAA”, the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     Debt rated “AA” is regarded as very high credit quality. The obligor’s ability to pay interest and repay principal is very strong.

     Debt rated “A” is of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings.

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     Debt rated “BBB” is of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment.

     Debt rated “BB” is considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes, however, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     Debt rated “B” is considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     Debt rated “CCC” has certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.

     DESCRIPTION OF MOODY’S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Moody’s ratings for state and municipal notes and other short-term loans are designated “Moody’s Investment Grade” (“MIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG may also be assigned on an issue having a demand feature. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term borrowing. Symbols used will be as follows:

     MIG-l/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

DESCRIPTION OF S&P’S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Standard & Poor’s tax exempt note ratings are generally given to such notes that mature in three years or less. The two higher rating categories are as follows:

     SP-1. Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2. Satisfactory capacity to pay principal and interest.

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DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Commercial paper rated Prime-l by Moody’s is judged by Moody’s to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well insured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

     Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Fitch’s commercial paper ratings represent Fitch’s assessment of the issuer’s ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

     Duff & Phelps’ short-term ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, banker’s acceptances, irrevocable letters of credit and current maturities of long-term debt. Emphasis is placed on liquidity. Ratings range from Duff 1+ for the highest quality to Duff 5 for the lowest, issuers in default. Issues rated Duff 1+ are regarded as having the highest certainty of timely payment. Issues rated Duff 1 are regarded as having very high certainty of timely payment.

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APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES

The Portfolio has delegated responsibility to the Manager and Sub-Advisers to vote proxies in accordance with their respective Proxy Voting Policies and Procedures (all of which are attached hereto).

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JAMES ALPHA ADVISORS, LLC

PROXY VOTING GUIDELINES

April 2014

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that James Alpha Advisors, LLC (“James Alpha”) follows in exercising voting rights with respect to securities held in our client portfolios. All proxy-voting rights that are exercised by James Alpha shall be subject to this Statement of Policies and Procedures.

I.  Objectives

Voting rights are an important component of corporate governance. James Alpha has three overall objectives in exercising voting rights:

A. Responsibility. James Alpha shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. James Alpha seeks to ensure that the interests of a company's management and board are aligned with those of the company's shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, James Alpha seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

II.  General Principles

In exercising voting rights, James Alpha shall conduct itself in accordance with the general principles set forth below.

1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

2. In exercising voting rights, James Alpha shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

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4. In exercising voting rights on behalf of clients, James Alpha shall conduct itself in the same manner as if James Alpha were the constructive owner of the securities.

5. To the extent reasonably possible, James Alpha shall participate in each shareholder voting opportunity.

6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

7. James Alpha, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III.  General Guidelines

Set forth below are general guidelines that James Alpha shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, James Alpha shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While James Alpha may consider the views of third parties, James Alpha shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, James Alpha shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., James Alpha may discount long-term views on a short-term holding).

IV.  Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, James Alpha must be guided by its reasonable judgment to vote in a manner that James Alpha deems to be in the best interests of its clients.

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A.  Stock-Based Compensation

Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, James Alpha always favors compensation plans that align the interests of management and shareholders. James Alpha generally approves compensation plans under the following conditions:

10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments. Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. James Alpha will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features. We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Measures to Increase Executive Long-Term Stock Ownership. We support measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting. Restricted stock awards normally should vest over at least a two-year period.

Other stock awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B.   Change of Control Issues

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While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, James Alpha opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are James Alpha's guidelines on change of control issues:

Shareholder Rights Plans. James Alpha acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.” Companies should put their case for rights plans to shareholders. We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes. James Alpha opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers – James Alpha votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.

C. Routine Issues

Director Nominees in a Non-Contested Election – James Alpha generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election – By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition – James Alpha supports the election of a board that consists of at least a majority of independent directors. We generally withhold our support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards – Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, James Alpha generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a

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company's charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action – We vote to support proposals that lower the barriers to shareholder action. This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting – Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders' rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors – Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D. Stock Related Items

Increase Additional Common Stock – James Alpha's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

1. creates a blank check preferred stock; or

2. establishes classes of stock with superior voting rights.

Blank Check Preferred Stock – Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. James Alpha may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to James Alpha.

Preemptive Rights – Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations – Because classes of common stock with unequal voting rights limit the rights of certain shareholders, James Alpha votes against adoption of a dual or multiple class capitalization structure.

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E. Social Issues

James Alpha believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F. Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

V. Proxy Voting Procedures

James Alpha shall maintain a record of all voting decisions for the period required by applicable laws. In each case in which James Alpha votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Senior Portfolio Manager of James Alpha shall have responsibility for voting proxies. The Senior Portfolio Manager shall be responsible for ensuring that he is aware of all upcoming proxy voting opportunities. The Senior Portfolio Manager shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The CCO of James Alpha shall have overall responsibility for ensuring that James Alpha complies with all proxy voting requirements and procedures.

VI.  Recordkeeping

The Senior Portfolio Manager shall be responsible for recording and maintaining the following information with respect to each proxy voted by James Alpha:

* Name of the company

* Ticker symbol

* CUSIP number

* Shareholder meeting date

* Brief identification of each matter voted upon

* Whether the matter was proposed by management or a shareholder

* Whether James Alpha voted on the matter

* If James Alpha voted, then how James Alpha voted

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* Whether James Alpha voted with or against management

The CCO shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by James Alpha and were deemed material to making a voting decision or that memorialized the basis for the decision.

James Alpha shall rely on the SEC's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII.  Conflicts of Interest

There may be situations in which James Alpha may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:

*   Business Relationships – This type of conflict would occur if James Alpha or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of James Alpha or its affiliate with the company or proponent. In the context of James Alpha, this could occur if Ascent Real Estate Securities, LLC (“ARES”), a wholly-owned subsidiary of the parent company of Ascent Investment Advisors, LLC, an affiliate of James Alpha, has a material business relationship with a company that James Alpha has invested in on behalf of its clients, and James Alpha is encouraged to vote in favor of management as an inducement to acquire or maintain the ARES relationship.

*   Personal Relationships – James Alpha or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

*   Familial Relationships – James Alpha or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

*   Financial Based Materiality – James Alpha presumes a conflict to be non-material unless it involves at least $500,000.

*   Non-Financial Based Materiality – Non-financial based materiality would impact the members of the James Alpha portfolio management team, who are responsible for evaluating and making proxy voting decisions.

Finally, if a material conflict exists, James Alpha shall vote in accordance with the advice of a proxy voting service. James Alpha currently uses ISS to provide advice on proxy voting decisions.

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James Alpha’s CCO shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1.   Identifying Conflicts – The CCO of James Alpha is responsible for monitoring the relationships of ARES for purposes of James Alpha's Proxy Voting Guidelines. For purposes of monitoring personal or familial relationships, the CCO of James Alpha shall receive on at least an annual basis from each member of the portfolio management team written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Portfolio management team members also shall agree in writing to advise the CCO of James Alpha if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2.   Identifying Materiality – The CCO of James Alpha shall be responsible for determining whether a conflict is material. He shall evaluate financial-based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the portfolio management team shall be presumed to be material.

3.   Communication with Senior Portfolio Manager; Voting of Proxy – If the CCO of James Alpha determines that the relationship between ARES and a company is financially material, he shall communicate that information to the Senior Portfolio Manager and instruct him that James Alpha will vote its proxy based on the advice of ISS or other consulting firm then engaged by James Alpha. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the portfolio management team shall be presumed to be material, in which case James Alpha again will vote its proxy based on the advice of ISS or other consulting firm then engaged by James Alpha. The fact that a member of the portfolio management team personally owns securities issued by a company will not disqualify James Alpha from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

In cases in which James Alpha will vote its proxy based on the advice of ISS or other consulting firm then engaged by James Alpha, the CCO of James Alpha shall be responsible for ensuring that the Senior Portfolio Manager votes proxies in this manner. The CCO of James Alpha will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII. James Alpha Funds

Proxies relating to portfolio securities held by any fund advised by James Alpha shall be voted in accordance with this Statement of Policies and Procedures. For this purpose, the Board of Trustees of the James Alpha Multi Strategy Alternative Income Fund has delegated to James Alpha the responsibility for voting proxies on behalf of the Fund. The CCO of James Alpha shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

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IV. Annual Review; Reporting

The CCO of James Alpha shall conduct an annual review to assess compliance with these policies and procedures. This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures. The results of this review will be reported to the Board of Trustees and the CCO of the Mutual Fund.

Any violations of these policies and procedures shall be reported to the CCO of James Alpha. If the violation relates to any fund advised by James Alpha, the CCO of James Alpha shall report such violation to the CCO of the Fund.

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Sound Point Capital Management L.P.

POLICY REGARDING PROXY VOTING

Purpose and Scope

The purpose of this policy and its related procedures regarding voting proxies for securities held in Client accounts and for which Sound Point has been delegated proxy voting authority (“Client Proxies”) is to establish guidelines regarding Client Proxies that are reasonably designed to conform with the requirements of applicable law (this “Policy”).

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises proxy voting authority over client securities to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies related to client securities in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to clients, and provide copies of such procedures upon request by such clients; and (iv) disclose to clients how they may obtain information from the investment adviser about how the adviser voted with respect to their securities. Sound Point is committed to implementing policies and procedures that conform to the requirements of the Advisers Act. To that end, it has implemented this Policy to facilitate Sound Point’s compliance with Rule 206(4)-6 and to ensure that proxies related to Client Securities are voted (or not voted) in a manner consistent with the best interest of its Clients.

General Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises its authority to vote Client Proxies to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes Client Proxies in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to clients, and provide copies of such procedures upon request by such clients; and (iv) disclose to clients how they may obtain information from the investment adviser about how the adviser voted their proxies.

Proxy Voting Policy

Sound Point generally has proxy voting authority over securities held in Client accounts for which it has discretionary investment management responsibility. Proxy voting, however, is not an integral component of Sound Point’s investment strategy, which focuses primarily on investments and trading in fixed income, credit and credit-linked securities (collectively referred to herein as “credit positions”). These types of securities do not typically convey voting rights to the holder. To the extent Clients holds equity securities, it will generally be for the purpose of hedging credit positions or for short-term trading strategies. Sound Point’s policy with respect to the exercise of its proxy voting authority is to vote proxies only where it believes that the vote is likely to have a material positive economic impact (or to avoid a material negative economic impact) on the value of the underlying credit position (taking into account any related hedges) or the short-term trading strategy employed for the client

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accounts. If Sound Point does not believe the exercise of a proxy vote right will have a material economic impact on the Client account, Sound Point generally will not exercise its voting authority with respect to a proxy. In addition, Sound Point may elect to not vote a proxy if the cost of voting, or time commitment required to vote a proxy outweighs the expected benefits of voting the proxy.

These policies and procedures do not mandate that Sound Point vote every Client Proxy that it receives. There may be circumstances when refraining from voting a proxy is in a Client’s best interest, such as when and if Sound Point determines that the cost of voting the proxy exceeds the expected benefit to the Client. Further, Sound Point will not vote proxies for which a Client has not delegated voting authority to Sound Point.

The CCO is responsible for determining whether a particular proxy vote may have a material economic impact on an underlying Client position or trading strategy and, if so, instructing the custodian to act in the manner which the CCO believes will increase the value of the underlying credit position or short-term trading strategy. In make any such determination, the CCO shall consider any potential conflicts of interest which may exist and shall at all times act in the manner in which he believes will further the economic interests of the clients. The CCO shall document the rationale for any decision to vote or not to vote a proxy.

Proxy Voting Procedures

Procedures

Conflicts of Interest

Sound Point may retain a third-party to assist it in coordinating and voting Client Proxies. If so, the CCO will monitor the third-party to assure that all proxies are being properly voted and appropriate records are being retained.

Any employee, officer or director of Sound Point receiving an inquiry directly from a company holding a proxy contest must promptly notify the CCO.

Sound Point will not put its own interests ahead of a Client’s interest at any time, and will resolve any potential conflicts between its interests and those of its Clients in favor of its Clients. The CCO will be primarily responsible for determining whether a conflict of interest exists in connection with any Client Proxy vote. The CCO will presume a conflict of interest to exist whenever Sound Point or any partner, member, affiliate, subsidiary or employee of Sound Point has a personal or business interest in the outcome of a particular matter before shareholders.

Limitations on Proxy Voting

Sound Point will not be obliged to vote a Client Proxy if Sound Point reasonably determines that the cost of voting such Securities would exceed the expected benefit to the Client. Disclosure to Clients Sound Point will disclose in Part 2A of its Form ADV that Clients may contact the CCO during regular business hours, via email or telephone, to obtain information on how Sound Point voted such Client’s proxies for the past 5 years. The summary of this Policy included in Sound Point’s Part 2A of its Form ADV will be updated whenever this Policy is revised. Clients may also receive a copy of this Policy upon their request.

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Note that updating the Form ADV with a change to the proxy voting policy outside of the annual update is voluntary. However, Sound Point will need to communicate to the Client any changes to this Policy affecting its fiduciary duty.

Clients and Private Fund Investors may request a copy of this Policy and/or information about how Sound Point has voted securities in their behalf (or, with respect to a Private Fund) account by contacting Sound Point. Sound Point will not disclose proxy votes made on behalf of a Client to other Clients or third parties unless specifically requested, in writing, by the Client. However, to the extent that Sound Point may serve as sub-adviser to another adviser to a client, Sound Point will be deemed to be authorized to provide proxy voting records on such Accounts to such other adviser.

Form ADV Disclosure

Client Requests for Information

Recordkeeping

Sound Point will retain each of the records listed above in accordance with Sound Point’s Policy Regarding Recordkeeping.

In accordance with the recordkeeping requirements of Rule 204-2 of the Advisers Act, Sound Point will, for a period of at least 5 years from the end of the fiscal year during which the record was finalized, maintain or have ready access to the following documents, the first 2 years in an appropriate office of Sound Point:

(i) a copy of this Policy;

(ii) a copy of each proxy statement received by Sound Point regarding Securities held on behalf of its Clients;

(iii) a record of each vote cast by Sound Point on behalf of its Clients;

(iv) a copy of any documents prepared by Sound Point that were material to making a decision how to vote, or that memorialized the basis for such decision; and

(v) a copy of each written request received from a Client as to how Sound Point voted proxies on its behalf, and a copy of any written response from Sound Point to any (written or oral) Client request for information on how Sound Point voted proxies on its behalf.

To fulfill some of these recordkeeping requirements, Sound Point may rely on proxy statements filed on EDGAR and proxy statements and records of proxy votes cast that are maintained with a proxy voting service or other third-party, provided that Sound Point has obtained an undertaking from such third-party to provide a copy of the documents promptly upon request.

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Amundi Smith Breeden LLC

Proxy Voting Policy and Procedures

Business Sponsor: Chief Operating Officer

I. Overview

Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Rule”) requires every investment adviser that exercises voting authority with respect to client securities to adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. Amundi Smith Breeden LLC (“Amundi Smith Breeden”) has designed this policy and related procedures to address how it will resolve conflicts of interest with its clients in voting proxies on their behalf, provide to clients a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. In addition, the Policy illustrates how Amundi Smith Breeden will disclose to clients how to obtain information on how client proxies were voted.

The SEC has determined that the Rule applies to all registered investment advisers that exercise proxy voting authority over client securities. The SEC has also indicated that advisers with implicit as well as explicit voting authority must comply with the Rule. In particular, the Rule applies when the advisory contract is silent but the adviser’s voting authority is implied by an overall delegation of discretionary authority. Since Amundi Smith Breeden has discretionary authority with respect to its discretionary accounts, Amundi Smith Breeden has an implied authority to vote proxies if received for these accounts.

The SEC has interpreted an adviser’s duty of care to require an adviser with voting authority to monitor corporate actions and to vote client proxies. However, the scope of an adviser’s responsibilities with respect to voting proxies would ordinarily be determined by the adviser’s contracts with its clients, the disclosures it has made to its clients, and the investment policies and objectives of its clients. The Rule does not necessitate an adviser to become a “shareholder activist,” but, more practically, allows an adviser to determine whether the costs and expected benefits to clients warrant such activism.

Additionally, the failure to vote every proxy should not necessarily be construed as a violation of an adviser’s fiduciary obligations. The SEC has noted times when refraining from voting a proxy may be in the client’s best interest, such as when the analysis noted above indicates the cost of voting the proxy exceeds the expected benefit to the client. Nevertheless, an adviser must be aware that it may not ignore or be negligent in fulfilling the obligation it has assumed to vote client proxies.

The Rule requires advisers to have procedures for addressing material conflicts of interest that may influence the manner in which it votes proxies. Although the SEC has not listed all conflicts of interest that an adviser may encounter when voting clients’ proxies, it has provided guidance with respect to ways in which the policies and procedures may mitigate any existing conflicts of interest.

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II. Policy

If Amundi Smith Breeden receives any proxy solicitations on behalf of its clients, it will obtain the recommendations of Glass, Lewis & Co. (“Glass Lewis”), unless otherwise directed by the client. The Proxy Voting Committee will review the recommendation and determine whether it is in the best interest of the shareholders. By utilizing Glass Lewis, Amundi Smith Breeden believes that it will remove the potential for conflicts of interest in its proxy voting.

Any general or specific proxy voting guidelines provided by a client or its designated agent in writing will supersede the forgoing Policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

III. Procedures for Identification and Voting of Proxies

When establishing an advisory relationship with a client, the Legal Department determines whether or not Amundi Smith Breeden will be voting proxy solicitations it receives on behalf of the client or whether the client or a third party determined by the client will handle the task. This information is input into a database of for all Amundi Smith Breeden’s discretionary clients. The database will be maintained electronically and updated as needed. If the client has delegated a discretionary responsibility to Amundi Smith Breeden, and no one else has specifically been given the responsibility to respond to proxies, and the client has not specifically retained voting power, Amundi Smith Breeden will take the responsibility for voting proxy solicitations.

Amundi Smith Breeden will work with its clients and their agents to ensure that Amundi Smith Breeden’s Operations Department is the party designated to receive proxy solicitation and voting materials from issuers or intermediaries.

Amundi Smith Breeden has appointed a Proxy Administrator who is a member of the Operations Department and who, as part of the custodial account documentation, is designated as the contact person for information regarding proxy solicitations. For any proxy solicitations received for one client, the Proxy Administrator will run a report to see if any other clients own that issue and contact that account’s custodian to ensure proper receipt of the proxy for any other client.

Once received, the Proxy Administrator will log the proxy into a database (the “Proxy Database”). The Proxy Database will include:

• The name of the issuer of the portfolio security;

• The exchange ticker symbol of the portfolio security;

• The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

• The shareholder meeting date or action date;

• The number of shares Amundi Smith Breeden is voting for the client;

• A brief identification of the matter voted on;

• Whether the matter was proposed by the issuer or by a security holder;

• Whether or not and how Amundi Smith Breeden cast its vote on the matter;

• Whether Amundi Smith Breeden cast its vote with or against management; and

• Whether any client requested an alternative vote of its proxy.

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The Proxy Administrator will review the appropriate database to determine whether the client has provided specific voting instructions, and if so, the Proxy Administrator will vote that client’s proxy in accordance with the client’s written instructions. For clients who have selected a third party to vote proxies, the Proxy Administrator will forward the proxy solicitation to the third party for voting and submission.

For any other proxy, the Operations Department will notify the Chief Compliance Officer as Chair of the Proxy Voting Committee. The Proxy Voting Committee is made up of the Proxy Administrator, the Chief Compliance Officer, the General Counsel and the client’s Portfolio Manager or a representative from IMG, if needed. The Proxy Voting Committee will review the proxy solicitation, discuss any issues that may arise and then vote in accordance with the proxy voting recommendations of Glass Lewis, including modeling. The Proxy Voting Committee will determine whether or not the recommendation by Glass, Lewis is in the best interest of shareholders. By utilizing the recommendations of Glass Lewis, Amundi Smith Breeden believes that it will remove the potential for conflicts of interest in its proxy voting. Documentation of the meetings and voting instructions will be maintained by the Proxy Administrator.

Proxy solicitations received after the termination date of a client relationship will not be voted by Amundi Smith Breeden. The Proxy Administrator will deliver the proxy solicitation to the intermediary who distributed the proxy and indicate that Amundi Smith Breeden’s advisory relationship has been terminated and that future proxies for the named client should not be delivered to Amundi Smith Breeden.

At no time may any employee accept any remuneration, gifts or favors related to the solicitation of proxies. Any offers of this type must be immediately reported to the Compliance Department.

VI. Responding to Client Requests to Review Proxy Votes

Any request to review proxy votes, whether written, including e-mail, or oral, received by any employee, must be promptly reported to Marketing and Client Service. All written requests will be retained in the client’s correspondence file.

Marketing and Client Service will record the identity of the client, the date of the request, and the disposition of the request in CRM to track these requests. The Operations Department will provide Marketing and Client Service with all appropriate information retained in the Proxy Database.

Free of charge, and within a reasonable time frame, Marketing and Client Service will distribute to any client requesting proxy voting information the complete proxy voting record for the period requested pertaining to whether and how Amundi Smith Breeden voted with respect to the client’s securities.

As a matter of practice and subject to applicable law, Amundi Smith Breeden will not reveal or disclose to any client how Amundi Smith Breeden may have voted, or intends to vote, on a particular proxy until after such proxies have been counted at a shareholder’s meeting or otherwise disposed of by the issuer. Subject to applicable law, Amundi Smith Breeden will never disclose such information to unrelated third parties.

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V. Recordkeeping

The amended Rule 204-2 under the Advisers Act requires investments advisers to retain the following documents. Amundi Smith Breeden will maintain the following documentation for a period of not less than five (5) years, the first two (2) years at an appropriate office of Amundi Smith Breeden:

• Proxy voting policies and procedures;

• Proxy statements received regarding client securities;

• Records of votes cast on behalf of clients including: a copy or a printed sample or EDGAR version of the proxy statement or card, along with a sample of the proxy solicitation instructions, or if a third party votes, Amundi Smith Breeden may rely on proxy statements and records of proxy votes cast that are maintained with a third party;

• Records of client requests for proxy voting information and all material related to Amundi Smith Breeden’s response;

• Any documents prepared by the adviser that were material to making a decision on how to vote, or that memorialized the basis for the decision;

• A copy of each written client request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the investment adviser to any client request for information on how the adviser voted proxies on behalf of the requesting client;

• The concise policy sent to clients or included in the firm’s ADV; and,

• The Proxy Database.

VI. Disclosure

Disclosure Requirements - An investment adviser must disclose to clients:

● A concise summation of the proxy voting process, rather than a reiteration of the adviser’s proxy voting policies and procedures;

● How they can obtain information on how client proxies were voted; and

● Upon request, a copy of the proxy voting policies and procedures.

Amundi Smith Breeden meets those requirements. Amundi Smith Breeden provides a summary of its proxy policy in its Form ADV Part 2A. ADV Part 2A is provided to each client at least annually. The ADV Part 2A also includes information on how to obtain further information, including a copy of the Policy.

Disclaimer: If you have received this policy as part of a Request for Proposal, or as part of a separate request for information, you should be aware that this Policy is subject to change without notice. Amundi Smith Breeden will only send you an updated Policy upon your request.

This document describes our general practices with respect to the Policy outlined above. However, in the case of a disaster as defined in our Disaster Recovery Policy, those procedures may supersede this Policy and any of its related procedures.

Historical Dates

Amended as of November 3, 2015

Amended as of April 2, 2015

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Amended as of March 27, 2014

Amended as of August 14, 2006

Amended as of January 27, 2005

Amended as of October 4, 2004

Adopted as of August 6, 2003

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PART C

OTHER INFORMATION

Item 28. EXHIBITS.

(a)(1)	Agreement and Declaration of Trust.	(1)

(a)(2)	Amendment No. 1 to the Agreement and Declaration of Trust.	(1)

(a)(3)	Amendment No. 2 to the Agreement and Declaration of Trust – Establishment and Designation of Series.	(18)

(a)(4)	Amendment No. 3 to the Agreement and Declaration of Trust – Establishment and Designation of Series.	(26)

(a) (a)(5)	Amendment No. 4 to the Agreement and Declaration of Trust – Establishment and Designation of Series.	(33)
(b)
(c) (a)(6)	Amendment No. 5 to the Agreement and Declaration of Trust – Establishment and Designation of Series.	(34)
(d)
(e) (a)(7)	Amendment No. 6 to the Agreement and Declaration of Trust – Establishment and Designation of Series.	(37)
(f)
(g) (a)(8)	Amendment No. 7 to the Agreement and Declaration of Trust – Establishment and Designation of Series.	(39)
(h)
(i) (a)(9)	Amendment No. 8 to the Agreement and Declaration of Trust – Establishment and Designation of Series.	(43)

(b)	By-laws of Registrant.	(1)

(c)	Not Applicable.

(d)(1)	Form of Management Agreement.	(2)

(d)(2)	Amended and Restated Management Agreement between Orbitex-Saratoga Capital Management, LLC and The Saratoga Advantage Trust.	(8)

(d)(2)(a)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Milestone Capital Management, LLC with respect to the U.S. Government Money Market Portfolio.	(24)

(d)(2)(b)	Form of Investment Advisory Agreement between Saratoga Advantage Trust, on behalf of the Alternative Strategies Portfolio, and Ascentia Capital Partners, LLC.	(24)

(d)(2)(c)	Form of Investment Advisory Agreement between Saratoga Advantage Trust, on behalf of the James Alpha Global Enhanced Real Return Portfolio (formerly named Armored Wolf Global Enhanced Real Return Portfolio), and Armored Wolf, LLC.	(27)

(d)(3)(a)	Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and Fox Asset Management, Inc. with respect to the Investment Quality Bond Portfolio.	(2)

(d)(3)(b)	Amendment to the Investment Advisory Agreement between Saratoga Capital Management, LLC and Fox Asset Management, Inc. with respect to the Investment Quality Bond Portfolio.	(5)

(d)(3)(c)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Sunnymeath Asset Management, Inc. with respect to the Investment Quality Bond Portfolio.	(41)

(d)(4)	Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management and OpCap Advisors with respect to the Municipal Bond Portfolio.	(2)

(d)(4)(a)	Form of Investment Advisory Agreement between Saratoga Capital Management and 16th Amendment Advisors LLC with respect to the Municipal Bond Portfolio.	(41)

(d)(5)	Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and OpCap Advisors with respect to the Large Capitalization Value Portfolio.	(2)

(d)(6)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Loomis, Sayles & Company, L.P. with respect to the Large Capitalization Growth Portfolio.	(16)

(d)(6)(a)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Smith Group Asset Management with respect to the Large Capitalization Growth Portfolio.	(42)

(d)(7)	Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and Fox Asset Management, Inc. with respect to the Small Capitalization Portfolio.	(6)

(d)(7)(a)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Zacks Investment Management, Inc. with respect to the Small Capitalization Portfolio.	(41)

(d)(8)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and DePrince, Race & Zollo, Inc. with respect to the International Equity Portfolio.	(23)

(d)(9)	Form of Investment Advisory Agreement between Columbus Circle Investors and Orbitex-Saratoga Capital Management, LLC with respect to the Technology & Communications Portfolio.	(8)

(d)(10)	Form of Investment Advisory Agreement between Oak Associates, ltd. and Saratoga Capital Management, LLC with respect to the Health and Biotechnology Portfolio.	(16)

(d)(11)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Loomis, Sayles & Company, L.P. with respect to Financial Services Portfolio.	(16)

(d)(11)(a)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Smith Group Asset Management with respect to the Financial Services Portfolio.	(42)

(d)(12)	Form of Investment Advisory Agreement between Orbitex-Saratoga Capital Management, LLC and Caterpillar Investment Management Ltd. with respect to the Energy & Basic Materials Portfolio and the Mid Capitalization Portfolio.	(8)

(d)(13)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Vaughan Nelson Investment Management, L.P. with respect to the Mid Capitalization Portfolio.	(19)

(d)(14)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Integrity Money Management, Inc. with respect to the Energy & Basic Materials Portfolio.	(19)

(d)(15)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Loomis, Sayles & Company, L.P. with respect to the Energy & Basic Materials Portfolio.	(20)

(d)(15)(a)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Smith Group Asset Management with respect to the Energy & Basic Materials Portfolio.	(42)

(d)(16)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and M.D. Sass Investors Services, Inc. with respect to the Large Capitalization Value Portfolio.	(22)

(d)(17)(b)	Form of Excess Expense Agreement, as amended and restated on July 19, 2012.	(32)

(d)(18)	Form of Investment Sub-Advisory Agreement between Ascentia Capital Partners, LLC and each of Armored Wolf, LLC, Dunham & Associates Investment Counsel, Inc., DuPont Capital Management Corporation, Research Affiliates, LLC and Sage Capital Management, LLC.	(24)

(d)(19)	Form of Investment Advisory Agreement between James Alpha Cayman Commodity Fund I Ltd. (formerly named Armored Wolf Cayman Commodity Fund I Ltd.) and Armored Wolf, LLC.	(27)

(d)(20)	Form of Supervision Agreement between Saratoga Advantage Trust and Saratoga Capital Management, LLC with respect to the James Alpha Global Enhanced Real Return Portfolio (formerly named Armored Wolf Global Enhanced Real Return Portfolio).	(26)

(d)(21)	Form of Operating Expense Limitation Agreement between Saratoga Advantage Trust, on behalf of the Alternative Strategies Portfolio, and Ascentia Capital Partners, LLC.	(24)

(d)(22)	Form of Operating Expense Limitation Agreement between Saratoga Advantage Trust, on behalf of the James Alpha Global Enhanced Real Return Portfolio, and Armored Wolf, LLC.	(32)

(d)(23)	Form of Investment Advisory Agreement between Saratoga Advantage Trust, on behalf of James Alpha Global Real Estate Investments Portfolio, and Ascent Investment Advisors, LLC.	(28)

(d)(24)	Form of Supervision Agreement between Saratoga Advantage Trust and Saratoga Capital Management, LLC with respect to the James Alpha Global Real Estate Investments Portfolio.	(28)

(d)(25)	Form of Operating Expense Limitation Agreement between Saratoga Advantage Trust, on behalf of the James Alpha Global Real Estate Investments Portfolio, and Ascent Investment Advisors, LLC.	(32)

(d)(26)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and CLS Investments, LLC with respect to the U.S. Government Money Market Portfolio.	(30)

(d)(27)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Loomis, Sayles & Company, L.P. with respect to the Technology & Communications Portfolio.	(30)

(d)(28)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and Oak Associates, ltd. with respect to the Technology & Communications Portfolio.	(30)

(d)(29)	Investment Management Agreement between Saratoga Advantage Trust, on behalf of the James Alpha Multi Strategy Alternative Income Portfolio, and James Alpha Management, LLC.	(35)

(d)(30)	Form of Investment Advisory Agreement between James Alpha Management, LLC and Sub-Advisers with respect to the James Alpha Multi Strategy Alternative Income Portfolio.	(34)

(d)(31)	Operating Expense Limitation Agreement between Saratoga Advantage Trust, on behalf of the James Alpha Multi Strategy Alternative Income Portfolio, and James Alpha Management, LLC.	(35)

(d)(32)	Amended Schedule A to Supervision Agreement with respect to the James Alpha Hedged High Income Portfolio.	(44)
(d)(33)	Investment Management Agreement between Saratoga Advantage Trust, on behalf of the James Alpha Yorkville MLP Portfolio, and James Alpha Management, LLC.	(38)

(d)(34)	Investment Advisory Agreement between James Alpha Management, LLC and Yorkville Capital Management, LLC with respect to the James Alpha Yorkville MLP Portfolio.	(38)

(d)(35)	Operating Expense Limitation Agreement between Saratoga Advantage Trust, on behalf of the James Alpha Yorkville MLP Portfolio, and James Alpha Management, LLC.	(38)

(d)(36)	Sub-Expense Limitation Agreement between James Alpha Management, LLC, on behalf of the James Alpha Yorkville MLP Portfolio, and Yorkville Capital Management, LLC.	(38)

(d)(37)	Investment Management Agreement between The Saratoga Advantage Trust, on behalf of the James Alpha Managed Risk Domestic Equity Portfolio, and James Alpha Management, LLC.	(40)

(d)(38)	Investment Management Agreement between The Saratoga Advantage Trust, on behalf of the James Alpha Managed Risk Emerging Markets Equity Portfolio, and James Alpha Management, LLC.	(40)

(d)(39)	Investment Management Agreement between The Saratoga Advantage Trust, on behalf of the James Alpha Family Office Portfolio, and James Alpha Management, LLC.	(40)

(d)(40)	Operating Expense Limitation Agreement between The Saratoga Advantage Trust, on behalf of the James Alpha Managed Risk Domestic Equity Portfolio, and James Alpha Management, LLC.	(40)

(d)(41)	Operating Expense Limitation Agreement between The Saratoga Advantage Trust, on behalf of the James Alpha Managed Risk Emerging Markets Equity Portfolio, and James Alpha Management, LLC.	(40)

(d)(42)	Operating Expense Limitation Agreement between The Saratoga Advantage Trust, on behalf of the James Alpha Family Office Portfolio, and James Alpha Management, LLC.	(40)

(d)(43)	Investment Advisory Agreement between James Alpha Management, LLC, on behalf of the James Alpha Managed Risk Domestic Equity Portfolio, and EAB Investment Group, LLC.	(40)

(d)(44)	Investment Advisory Agreement between James Alpha Management, LLC, on behalf of the James Alpha Managed Risk Emerging Markets Equity Portfolio, and EAB Investment Group, LLC.	(40)

(d)(45)	Investment Advisory Agreement between James Alpha Management, LLC, on behalf of the James Alpha Multi Strategy Alternative Income Portfolio, and Kellner Private Fund Management, LP.	(40)

(d)(46)	Sub-Expense Limitation Agreement between James Alpha Management, LLC, on behalf of the James Alpha Managed Risk Domestic Equity Portfolio, and EAB Investment Group, LLC.	(40)

(d)(47)	Sub-Expense Limitation Agreement between James Alpha Management, LLC, on behalf of the James Alpha Managed Risk Emerging Markets Equity Portfolio, and EAB Investment Group, LLC.	(40)

(d)(48)	Form of Investment Advisory Agreement between Saratoga Capital Management, LLC and James Alpha Advisors, LLC with respect to the James Alpha Global Enhanced Real Return Portfolio.	(42)

(d)(49)	Interim Investment Advisory Agreement between Saratoga Capital Management, LLC and James Alpha Advisors, LLC with respect to the James Alpha Global Enhanced Real Return Portfolio.	(42)

(d)(50)	Investment Advisory Agreement between James Alpha Cayman Commodity Fund I Ltd. and James Alpha Advisors, LLC	(42)

(d)(51)	Operating Expense Limitation Agreement between The Saratoga Advantage Trust, on behalf of the James Alpha Global Enhanced Real Return Portfolio, and James Alpha Advisors, LLC.	(42)

(d)(52)	Assignment and Assumption Agreement between James Alpha Management, LLC and James Alpha Advisors, LLC with respect to the James Alpha Multi Strategy Alternative Income Portfolio, James Alpha Yorkville MLP Portfolio, James Alpha Managed Risk Domestic Equity Portfolio, James Alpha Managed Risk Emerging Markets Equity Portfolio and James Alpha Family Office Portfolio.	(42)

(d)(53)	Investment Management Agreement between Saratoga Advantage Trust, on behalf of the James Alpha Hedged High Income Portfolio, and James Alpha Advisors, LLC.	(44)

(d)(54)	Form of Investment Advisory Agreement between James Alpha Advisors, LLC and Amundi Smith Breeden LLC with respect to the James Alpha Hedged High Income Portfolio.	(44)

(d)(55)	Form of Investment Advisory Agreement between James Alpha Advisors, LLC and Concise Capital Management, LP respect to the James Alpha Hedged High Income Portfolio.	(44)

(d)(56)	Form of Investment Advisory Agreement between James Alpha Advisors, LLC and Sound Point Capital Management LP with respect to the James Alpha Hedged High Income Portfolio.	(44)

(d)(57)	Operating Expense Limitation Agreement between The Saratoga Advantage Trust, on behalf of the James Alpha Hedged High Income Portfolio, and James Alpha Advisors, LLC.	(44)

(e)(1)	Soliciting Dealer Agreement.	(5)

(e)(2)	Form of Distributor’s Agreement between Saratoga Advantage Trust and Aquarius Fund Distributors, LLC, currently known as Northern Lights Distributors, LLC.	(14)

(e)(3)	Underwriting Agreement between The Saratoga Advantage Trust and Northern Lights Distributors, LLC.	(40)

(e)(4)	Amended Schedule A to Underwriting Agreement with respect to the James Alpha Hedged High Income Portfolio.	(44)

(f)	Not Applicable.

(g)	Custodian Contract between Saratoga Advantage Trust and The Bank of New York	(9)

(g)(1)	Amended and Restated Schedule II to Custodian Contract between The Saratoga Advantage Trust and The Bank of New York Mellon with respect to the James Alpha Hedged High Income Portfolio.	Filed herewith

(g)(2)	Foreign Custody Agreement between Saratoga Advantage Trust and The Bank of New York.	(9)

(h)(1)	Administration Agreement between Saratoga Advantage Trust and Orbitex Fund Services, Inc., currently known as Gemini Fund Services, LLC.	(9)

(h)(2)	Transfer Agency Agreement between Saratoga Advantage Trust and Orbitex Fund Services, Inc., currently known as Gemini Fund Services, LLC.	(9)

(h)(3)	Fund Accounting and Services Agreement between Saratoga Advantage Trust and Orbitex Fund Services, Inc., currently known as Gemini Fund Services, LLC.	(9)

(h)(4)	Fund Services Agreement between The Saratoga Advantage Trust and Gemini Fund Services, LLC.	(35)

(h)(4) (1)	Amended Appendix IV to Fund Services Agreement with respect to the James Alpha Hedged High Income Portfolio.	(44)

(h)(5)	Consent of James Alpha Management for use of the James Alpha name for the James Alpha Global Enhanced Real Return Portfolio and James Alpha Cayman Commodity Fund I Ltd.	(27)

(h)(6)	Consent of James Alpha Management for use of the James Alpha name for the James Alpha Global Real Estate Investments Portfolio.	(28)

(i)(1)	Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable.	(1)
(i)(2)	Opinion and consent of counsel as to the Portfolios’ Class A shares.	(18)

(i)(3)	Opinion and consent of counsel as to the James Alpha Global Enhanced Real Return Portfolio and James Alpha Global Real Estate Investments Portfolio.	(31)

(i)(4)	Opinion and consent of counsel as to the James Alpha Multi Strategy Alternative Income Portfolio.	(35)

(i)(5)	Opinion and consent of counsel as to the James Alpha Yorkville MLP Portfolio.	(38)

(i)(6)	Opinion and consent of counsel as to the James Alpha Managed Risk Domestic Equity Portfolio, James Alpha Managed Risk Emerging Markets Equity Portfolio and James Alpha Family Office Portfolio.	(40)

(i)(7)	Opinion and consent of counsel as to the James Alpha Hedged High Income Portfolio.	(44)

(j)(1)	Consent of Tait, Weller & Baker LLP, Independent Registered Public Accountants.	Filed herewith
(j)(2)	Opinion and consent of Stradley Ronon Stevens & Young, LLP, supporting the tax matters and consequences to shareholders.	(29)
(j)(3)	Consent of Ernst & Young, LLP.	(29)

(j)(4)	Consent of PricewaterhouseCoopers LLP.	(10)

(j)(5)	Consent of Deloitte & Touche LLP, Independent Registered Public Accountants.	Filed herewith

(k)	Not Applicable.

(l)	Agreement relating to initial capital.	(1)

(m)(1)	Distribution Plan relating to Class B shares.	(7)

(m)(2)	Distribution Plan relating to Class C shares.	(7)

(m)(2)(i)	Amendment to Amended and Restated Distribution Plan relating to Class C shares.	(40)

(m)(2)(ii)	Amendment to Amended and Restated Distribution Plan relating to the James Alpha Hedged High Income Portfolio’s Class C Shares.	(44)

(m)(3)	Amended and Restated Distribution Plan relating to Class A shares.	(26)

(m)(4)	Amended and Restated Distribution Plan relating to James Alpha Global Real Estate Investments Portfolio’s Class A shares.	(28)

(m)(4)(i)	Amendment to Amended and Restated Distribution Plan relating to Class A Shares.	(40)

(m)(4)(ii)	Amendment to Amended and Restated Distribution Plan relating to the James Alpha Hedged High Income Portfolio’s Class A Shares.	(44)

(m)(5)	Distribution Plan relating to Class I shares.	(26)

(n) (1)	Amended and Restated Rule 18f-3 Plan.	(26)

(n)(2)	Amended and Restated Rule 18f-3 Plan to add James Alpha Global Real Estate Investments Portfolio.	(28)

(n)(3)	Amended and Restated Rule 18f-3 Plan with respect to the James Alpha Hedged High Income Portfolio.	(44)

(p)(1)	Code of Ethics of Registrant and Saratoga Capital Management.	(15)

(p)(3)	Revised Code of Ethics of Fox Asset Management, Inc.	(22)

(p)(4)	Revised Code of Ethics of DePrince, Race & Zollo, Inc.	(30)

(p)(5)	Revised Code of Ethics of Loomis, Sayles & Company, L.P.	(33)

(p)(6)	Revised Code of Ethics of Oak Associates, ltd.	(22)

(p)(7)	Revised Code of Ethics of Columbus Circle Investors.	(23)

(p)(8)	Code of Ethics of Ascentia Capital Partners, LLC.	(24)
		To
(p)(8)(1)	Code of Ethics of Research Affiliates, LLC.	(24)

(p)(8)(2)	Revised Code of Ethics of Armored Wolf, LLC.	(36)

(p)(8)(3)	Code of Ethics of DuPont Capital Management Corporation.	(24)

(p)(8)(4)	Code of Ethics of Sage Capital Management, LLC.	(24)

(p)(8)(5)	Code of Ethics of Dunham & Associates Investment Counsel, Inc.	(24)

(p)(10)	Code of Ethics of NorthStar Financial Services Group, LLC (parent company of Northern Lights Distributors, LLC).	(23)

(p)(11)	Revised Code of Ethics of Vaughan Nelson Investment Management, L.P.	(30)

(p)(12)	Code of Ethics of M.D. Sass Investors Services, Inc.	(22)

(p)(13)	Code of Ethics of Milestone Capital Management, LLC.	(24)

(p)(14)	Revised Code of Ethics of Ascent Investment Advisors, LLC.	(32)

(p)(15)	Code of Ethics of James Alpha Management, LLC.	(35)

(p)(16)	Code of Ethics of Bullseye Asset Management LLC.	(35)

(p)(17)	Code of Ethics of Cross Ledge Investments, LLC.	(35)

(p)(18)	Code of Ethics of Yorkville Capital Management LLC.	(35)

(p)(19)	Code of Ethics of EAB Investment Group, LLC.	(39)

(p)(20)	Code of Ethics of Kellner Private Fund Management, LP.	(40)

(p)(21)	Code of Ethics of 16th Amendment Advisors LLC.	(42)

(p)(22)	Code of Ethics of Sunnymeath Asset Management, LLC.	(42)

(p)(23)	Code of Ethics of Zacks Investment Management, Inc.	(41)

(p)(24)	Code of Ethics of Smith Group Asset Management.	(42)

(p)(25)	Code of Ethics of James Alpha Advisors, LLC	(44)

(p)(26)	Code of Ethics of Amundi Smith Breeden LLC	(44)

(p)(27)	Code of Ethics of Concise Capital Management, LP	(44)

(p)(28)	Code of Ethics of Sound Point Capital Management LP	(44)

Other Exhibits:

Powers of Attorney of Messrs. McCollough, Koopmann and Seal.		(3)

Powers of Attorney of Messrs. Blundin and Hamrick.		(11)

      Other Exhibits:

     Powers of Attorney of Messrs. McCollough, Koopmann and Seal. (3)

     Powers of Attorney of Messrs. Blundin and Hamrick. (11)

1.	Filed with Post-effective Amendment No. 1 on May 5, 1995 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

2.	Filed with Post-effective Amendment No. 4 on March 7, 1997 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

3.	Filed with Post-effective Amendment No. 5 on November 3, 1997 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

4.	Filed with Post-effective Amendment No. 6 on November 3, 1998 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

5.	Filed with Post-effective Amendment No. 8 on December 30, 1999 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

6.	Filed with Post-Effective Amendment No. 9 on December 22, 2000 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

7. Filed with Post-Effective Amendment No. 10 on December 31, 2001 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

8.	Filed with Pre-Effective Amendment No. 2 on November 13, 2002 to the Registrant's Registration Statement on Form N-14, and hereby incorporated by reference.

9. Filed with Post-Effective Amendment No. 12 on December 31, 2002 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

10. Filed with Post-Effective Amendment No. 13 on January 16, 2003 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

11. Filed with Post-Effective Amendment No. 14 on August 27, 2003 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

12.	Filed with Post-Effective Amendment No. 15 on September 2, 2003 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

13. Filed with Post-Effective Amendment No. 16 on October 31, 2003 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

14. Filed with Post-Effective Amendment No. 19 on October 28, 2004 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

15. Filed with Post-Effective Amendment No. 21 on April 28, 2005 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

16. Filed with Post-Effective Amendment No. 22 on November 28, 2005 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

17. Filed with Post-Effective Amendment No. 23 on December 2, 2005 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

18. Filed with Post-Effective Amendment No. 24 on January 31, 2006 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

19. Filed with Post-Effective Amendment No. 25 on December 29, 2006 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

20. Filed with Post-Effective Amendment No. 27 on December 28, 2007 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

21. Filed with Post-Effective Amendment No. 28 on January 31, 2008 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

22. Filed with Post-Effective Amendment No. 29 on December 31, 2008 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

23. Filed with Post-Effective Amendment No. 30 on December 29, 2009 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

24. Filed with Post-Effective Amendment No. 31 on October 7, 2010 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

25. Filed with Post-Effective Amendment No. 34 on December 30, 2010 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

26. Filed with Post-Effective Amendment No. 35 on January 14, 2011 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

27. Filed with Post-Effective Amendment No. 36 on January 31, 2011 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

28. Filed with Post-Effective Amendment No. 1 on June 27, 2011 to the Registrant’s Registration Statement on Form N-14, and hereby incorporated by reference.

29. Filed with Post-Effective Amendment No. 40 on August 1, 2011 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

30. Filed with Post-Effective Amendment No. 42 on October 28, 2011 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

31. Filed with Post-Effective Amendment No. 43 on December 27, 2011 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

32.	Filed with Post-Effective Amendment No. 45 on December 28, 2012 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

33.	Filed with Post-Effective Amendment No. 47 on December 20, 2013 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

34.	Filed with Post-Effective Amendment No. 49 on May 22, 2014 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

35.	Filed with Post-Effective Amendment No. 52 on September 9, 2014 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

36.	Filed with Post-Effective Amendment No. 54 on December 30, 2014 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

37.	Filed with Post-Effective Amendment No. 55 on December 31, 2014 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

38.	Filed with Post-Effective Amendment No. 62 on March 31, 2015 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

39.	Filed with Post-Effective Amendment No. 63 on April 10, 2015 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

40.	Filed with Post-Effective Amendment No. 65 on June 24, 2015 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

41. Filed with Post-Effective Amendment No. 67 on October 30, 2015 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

42. Filed with Post-Effective Amendment No. 68 on December 24, 2015 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

43. Filed with Post-Effective Amendment No. 70 on March 11, 2016 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

44. Filed with Post-Effective Amendment No. 74 on May 27, 2016 to the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

James Alpha Global Enhanced Real Return Portfolio, a series of the Registrant, wholly owns and controls James Alpha Cayman Commodity Fund I Ltd. (the “Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary’s financial statements will be included on a consolidated basis in the James Alpha Global Enhanced Real Return Portfolio’s annual and semi-annual reports to shareholders.

Item 30. INDEMNIFICATION.

     See Article VI of the Registrant's Agreement and Declaration of Trust.

     A determination that a trustee or officer is entitled to indemnification may be made by a reasonable determination, based upon a review of the facts, that the person was not liable by reason of Disabling Conduct (as defined in the Agreement and Declaration of Trust) by (a) a vote of a majority of a quorum of Trustees who are neither interested persons of the Trust (as defined under the Investment Company Act of 1940) nor parties to the proceeding or (b) an independent legal counsel in a written opinion. Expenses including counsel and accountants fees (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties) may be advanced pending final disposition of the proceeding provided that the officer or trustee shall have undertaken to repay the amounts to the Trust if it is ultimately determined that indemnification is not authorized under the Agreement and Declaration of Trust and (i) such person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of disinterested Trustees who are not party to the proceeding, or an independent legal counsel in a written opinion, shall have determined based on review of readily available facts that there is reason to believe that the officer or trustee ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

     See "Management of the Trust" in the Prospectus and "Investment Advisory Services" in the Statement of Additional Information regarding the business of the investment advisers. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the investment advisers, reference is made to the Form ADV of CLS Investments, LLC, File No. 801-57265, the Form ADV of Vaughan Nelson Investment Management, L.P., File No. 801-51795, the Form ADV of Oak Associates, ltd., File No. 801-23632, the Form ADV of M.D. Sass Investors Services, Inc., File No. 801-8663, the Form ADV of DePrince, Race & Zollo, Inc., File No. 801-48779, File No.801-70152, the Form ADV of Ascent Investment Advisors, LLC, File No. 801-69196, the Form ADV of Yorkville Capital Management, LLC, File No. 801-67050, the Form ADV of Bullseye Asset Management LLC, File No. 801-79982, the Form ADV of Kellner Private Fund Management, LP, File No. 801-78189, the Form ADV of EAB Investment Group, LLC, File No. 801-96306, the Form ADV of Sunnymeath Asset Management, Inc., File No. 801-96212, the Form ADV of Zacks Investment Management, Inc., File No. 801-40592, the Form ADV of 16th Amendment Advisors LLC, File No. 801-70324, the Form ADV of James Alpha Advisors, LLC, No. 801-106805, the Form ADV of Smith Group Asset Management, File No. 801-50835, the Form ADV of Amundi Smith Breeden LLC, File No. 801-78776, the Form ADV of Concise Capital Management, LP, File No. 801-68737, and the Form ADV of Sound Point Capital Management LP, File No. 801-72515, filed under the Investment Advisers Act of 1940, and Schedules D and F thereto, incorporated by reference into this Registration Statement.

Item 32. PRINCIPAL UNDERWRITERS.

Northern Lights Distributors, LLC (“NLD”), the principal underwriter of the Registrant, also acts as principal underwriter for the following:

AdvisorOne Funds, AmericaFirst Quantitative Funds, Arrow ETF Trust, Arrow Investment Trust, BlueArc Multi-Strategy Fund, CLA Strategic Allocation Fund, Copeland Trust, Equinox Funds Trust, Forethought Variable Insurance Trust, Hays Series Trust, Miller Investment Trust, Morgan Creek Series Trust, The Multi-Strategy Growth & Income Fund, Mutual Fund Series Trust, Neiman Funds, Nile Capital Investment Trust, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Variable Trust, Northern Lights Fund Trust IV, OCM Mutual Fund, Nile Capital Investment Trust, North Country Funds, Princeton Private Equity Fund, Inc., Total Income+ Real Estate Fund, Tributary Funds, Inc., Two Roads Shared Trust and Vertical Capital Income Fund.

(b) NLD is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal business address of NLD is 17605 Wright, Omaha, Nebraska 68137. NLD is an affiliate of Gemini Fund Services, LLC. To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Brian Nielsen	Manager, CEO, Secretary	None
Bill Wostoupal	President	None
Daniel Applegarth	Treasurer and Financial Operations Principal	None
Michael Nielsen	Chief Compliance Officer and AML Compliance Officer	None
Bill Strait	General Counsel	None

(c) Not Applicable.

Item 33. LOCATION OF ACCOUNTS AND RECORDS.

Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Records required by 31a-1(b) (9) and (b) (10) will be maintained on behalf of the following portfolios by their respective Advisers:

Investment Quality Bond Portfolio	Sunnymeath Asset Management, Inc. 151 Bodman Place, Suite 401 Red Bank, New Jersey 07701

Municipal Bond Portfolio	16th Amendment Advisors LLC One Rockefeller Plaza, Suite 1202 New York, New York 10020

Small Capitalization Portfolio	Zacks Investment Management, Inc. One South Wacker Drive, Suite 2700 Chicago, Illinois 60606

Energy & Basic Materials Portfolio Large Capitalization Growth Portfolio Financial Services Portfolio	Smith Group Asset Management 100 Crescent Court, Suite 1150 Dallas, Texas 75201

U.S. Government Money Market Portfolio	CLS Investments, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

Mid Capitalization Portfolio	Vaughan Nelson Investment Management, L.P. 600 Travis, Suite 6300 Houston, Texas 77002-3071

Technology & Communications Portfolio Health & Biotechnology Portfolio	Oak Associates, ltd. 3875 Embassy Parkway, Suite 250 Akron, Ohio 44333-8355

Large Capitalization Value Portfolio	M.D. Sass Investors Services, Inc 1185 Avenue of the Americas New York, New York 10036-2699

International Equity Portfolio	DePrince, Race & Zollo, Inc. 250 South, Suite #250 Winter Park, Florida 32789

James Alpha Global Enhanced Real Return Portfolio	James Alpha Advisors, LLC 515 Madison Avenue, 24th Fl. New York, New York 10022

James Alpha Global Real Estate Investments Portfolio	Ascent Investment Advisors, LLC 5251 DTC Parkway, Suite 935 Greenwood Village, CO 80111

James Alpha Multi Strategy Alternative Income Portfolio	James Alpha Advisors, LLC 515 Madison Avenue, 24th Fl. New York, NY 10022
Ascent Investment Advisors, LLC 5690 DTC Blvd. Suite 130W Greenwood Village, CO 80111
Bullseye Asset Management LLC 8055 East Tufts Avenue, Suite 720 Denver, CO 80237
Kellner Private Fund Management, LP 900 3rd Avenue, Suite 1401 New York, NY 10022

James Alpha Multi Strategy Alternative Income Portfolio James Alpha Yorkville MLP Portfolio	Yorkville Capital Management LLC 950 Third Avenue New York, NY 10022

James Alpha Managed Risk Domestic Equity Portfolio James Alpha Managed Risk Emerging Markets Equity Portfolio	James Alpha Advisors, LLC 515 Madison Avenue, 24th Fl. New York, NY 10022
EAB Investment Group, LLC 103 Carnegie Center, Suite 300 Princeton, New Jersey 08540

James Alpha Family Office Portfolio James Alpha Hedged High Income Portfolio	James Alpha Advisors, LLC 515 Madison Avenue, 24th Fl. New York, NY 10022

James Alpha Hedged High Income Portfolio	James Alpha Advisors, LLC 515 Madison Avenue, 24th Fl. New York, NY 10022
Sound Point Capital Management, L.P. 375 Park Avenue, 25th floor New York, NY 10152
Concise Capital Management, LP 1111 Brickell Avenue, Suite 1525 Miami, FL 33131
Amundi Smith Breeden LLC 280 South Mangum Street, Suite 301 Durham, NC 27701

Item 34. MANAGEMENT SERVICES.

Not Applicable.

Item 35. UNDERTAKINGS.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the State of Arizona on the 18th day of July, 2016.

THE SARATOGA ADVANTAGE TRUST

By: /s/Bruce E. Ventimiglia

Bruce E. Ventimiglia

President, CEO and

Chairman of the Board of Trustees

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE
/s/Bruce E. Ventimiglia Bruce E. Ventimiglia	Trustee, Chairman of the Board, President and CEO (principal executive officer)	July 18, 2016
/s/Jonathan W. Ventimiglia Jonathan W. Ventimiglia	Chief Financial Officer & Treasurer (principal financial officer & principal accounting officer)	July 18, 2016
/s/ Patrick H. McCollough* Patrick H. McCollough	Trustee	July 18, 2016
/s/ Udo W. Koopmann* Udo W. Koopmann	Trustee	July 18, 2016
/s/ Floyd E. Seal* Floyd E. Seal	Trustee	July 18, 2016
/s/ Stephen H. Hamrick* Stephen H. Hamrick	Trustee	July 18, 2016

*By:     /s/ Stuart M. Strauss

Stuart M. Strauss, Attorney-in-Fact

EXHIBIT INDEX

(g)(1)	Amended and Restated Schedule II to Custodian Contract between The Saratoga Advantage Trust and The Bank of New York Mellon with respect to the James Alpha Hedged High Income Portfolio

(j)(1)	Consent of Tait, Weller & Baker LLP, Independent Registered Public Accountants

(j)(5)	Consent of Deloitte & Touche LLP, Independent Registered Public Accountants